As Filed with the Securities and Exchange Commission on April 21, 2017

Registration Nos.: 333-144503; 811-22091

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.16

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 17

COLI VUL-2 SERIES ACCOUNT

(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

(Name of Depositor)

489 Fifth Ave., 28th Floor

New York, New York 10017

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(800) 537-2033

Andra S. Bolotin

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company of New York

489 Fifth Ave., 28th Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

Ann B. Furman, Esq.

Carlton Fields Jorden Burt, P.A.

1025 Thomas Jefferson Street, N.W., Suite 400 West

Washington, D.C. 20007-5208

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]	on April 21, 2017 pursuant to paragraph (b)(1) of Rule 485.

[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered: flexible premium variable universal life insurance policies.

Great-West Life & Annuity Insurance Company of New York

A Stock Company

489 Fifth Avenue, 28th Floor

New York, New York 10017

888-353-2654

Executive Benefit VUL II — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy offered by

Great-West Life & Annuity Insurance Company of New York in

connection with its COLI VUL-2 Series Account

This prospectus describes Executive Benefit VUL II, a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company of New York (“Great-West of New York,” “Company,” “we,” “our” or “us”), formerly known as First Great-West Life & Annuity Insurance Company. The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.

The Policy allows “you,” the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should read this prospectus carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 21, 2017

Term Life Insurance Rider	28
Change of Insured Rider (Not available to individual purchasers)	29
Report to Owner	29
Dollar Cost Averaging	29
Rebalancer Option	29
Non-Participating	30
Premiums	30
Policy Application, Issuance and Initial Premium	30
Free Look Period	30
Premium	31
Net Premiums	31
Planned Periodic Premiums	31
Death Benefits	31
Death Benefit	31
Option 1	31
Option 2	32
Changes in Death Benefit Option	32
Changes in Total Face Amount	32
Minimum Changes	32
Increases	32
Decreases	32
Surrenders and Withdrawals	32
Surrenders	33
Partial Withdrawal	33
Loans	33
Policy Loans	33
Lapse and Reinstatement	34
Lapse and Continuation of Coverage	34
Grace Period	34
Termination of Policy	34
Reinstatement	34
Deferral of Payment	35
Federal Income Tax Considerations	35
Tax Status of the Policy	35
Diversification of Investments	35
Policy Owner Control	35
Tax Treatment of Policy Benefits	36
Life Insurance Death Benefit Proceeds	36
Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments	36
Surrenders	36
Modified Endowment Contracts	36
Distributions	37
Distributions Under a Policy That Is Not a MEC	37
Distributions Under Modified Endowment Contracts	37
Multiple Policies	37
Treatment When Insured Reaches Attained Age 121	37
Federal Income Tax Withholding	37
Actions to Ensure Compliance with the Tax Law	38
Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy	38
Employer-Owned Life Insurance	38
Split Dollar Life Insurance	38
Other Employee Benefit Programs	38
Policy Loan Interest	38
Change of Insured Rider	38
Investment Income Surtax	39
Our Taxes	39
Summary	39

Corporate Tax Shelter Requirements	39
Legal Proceedings	39
Legal Matters	39
Cyber Security Risks	39
Abandoned Property Requirements	40
Financial Statements	40
Appendix A – Glossary of Terms	A-1

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.

3. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least the minimum interest rate indicated in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the investment divisions (“Divisions”), also referred to as Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.

4. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by New York state law, and receive (i) the value of the amounts allocated to the Series Account on the date the returned policy is received by the Company or an authorized representative, and (ii) any Policy fees or other charges imposed on amounts allocated to the Series Account. If you purchase the Policy as a replacement of an existing life insurance policy or annuity contract, your free look period will be extended to 60 days.

6. Investment Options and Funds. You may allocate your net Premium payments among the available Divisions or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or to the Fixed Account, subject to the restrictions described herein.

7. Death Benefit. You may choose from among two death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year. A maximum administrative fee of $100 will be deducted from your Account value for each change of death benefit option.

8. Account Value. Your Account Value will reflect –

1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account;
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.

9. Accessing Your Account Value.

You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.

There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail in the “Charges and Deductions” section below.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10. Supplemental Benefits. The following optional riders are available –

1.	term life insurance; and
2.	change of Insured (not available to individual Owners).

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. “Paid-up” insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15. Policy Loans. You may borrow from us using your Account Value as collateral.

You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.

17. Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.

Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2. Not Suitable as a Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Policy Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” below.

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59  1⁄2.

9. General Account Risk. The Company’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to the Company’s claims-paying ability. An Owner should look to the financial strength of the Company for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to the Company’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in the Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of a Fund prospectus without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium
Current: 6.0%
Sales Load**	Upon each Premium Payment	Maximum: 6.5% of Premium
Current: 2.5% of Premium up to target and 1.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

* The Expense Charge consists of the Sales Load plus the Premium Tax.

** The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000 Maximum: $83.33 per $1000

Cost of Insurance Charge for a 46- year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed:
$0.241 per $1000

Mortality and Expense Risk Charge[2]	Monthly	Guaranteed: 0.90% annually
Current: 0.50% for Policy Years 1-20, and 0.10% thereafter
Service Charge	Monthly	Maximum: $15/month
Current: $10.00/month, Policy Years 1-3 and $7.50/month Policy Years 4+

1 The Cost of Insurance Charge will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.

2 The mortality and expense risk charge is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against all Sub-Accounts.

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.

Change of Insured Rider*	Upon change of Insured	Minimum: $100 per change
Maximum: $400 per change
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change
Term Life Insurance Rider	Monthly	Guaranteed:
Minimum COI: $0.02 per $1000
Maximum COI: $83.33 per $1000
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed:
$0.241 per $1000

*Not available to individual Owners. The Change of Insured Rider charge will vary based on individual characteristics. The charge shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses3

(Expenses that are deducted from Fund assets, including management fees,

distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0.27%	3.02%

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

3 Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2016. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

Description of Depositor, Registrant, and Funds

Great-West of New York (formerly known as First Great-West Life & Annuity Insurance Company (“First Great-West”) and prior to that as Canada Life Insurance Company of New York (“CLNY”)) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. Great-West of New York operates in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York. Great-West of New York’s Home Office is located at 489 Fifth Avenue, 28th Floor, New York 10017.

Great-West of New York is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

Effective December 31, 2005, First Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company (now known as Great-West of New York). As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of the First Great-West Life & Annuity Insurance Company, including the separate accounts of First Great-West Life & Annuity Insurance Company, and it became directly liable for the First Great-West Life & Annuity Insurance Company’s liabilities and obligations, including those with respect to the Contract supported by its separate accounts. On September 24, 2012, First Great-West changed its name to Great-West Life & Annuity Insurance Company of New York.

The Series Account

The Series Account is a segregated asset account of Great-West of New York. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West of New York’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West of New York other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West of New York is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A FUND PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST, BY CONTACTING OUR SERVICE CENTER AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker- dealer and affiliate of Great-West of New York and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

Such payments and fees create an incentive for us to offer portfolios (or classes of shares of portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a portfolio (or class or share of a portfolio) as an investment option under the Policy. Other available investment portfolios (or other available classes of shares of the portfolios) may have lower fees and better overall investment performance than the portfolios (or classes of shares of the portfolios) offered under the Policy.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.

Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West of New York and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are Funds under the Policies. Great-West of New York and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West of New York and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Closed Divisions.

Effective June 1, 2015, the Division investing in T. Rowe Price Health Sciences Portfolio - II was closed to all Owners and no Premium payments or Transfers are permitted into this Division.

Effective May 1, 2016, the Divisions investing in the following Funds were closed to new Owners: Alger Small Cap Growth Portfolio (Class I-2 Shares), Davis Value Portfolio, Deutsche Alternative Asset Allocation VIP (Class A Shares), Invesco V.I. Mid Cap Core Equity Fund (Series I Shares), Janus Aspen Overseas Portfolio (Institutional Shares), and Royce Small-Cap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2016 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Effective April 20, 2017, the Division investing in the following Fund was closed to new Owners: JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1 Shares).

Effective May 1, 2017, the Divisions investing in the following Funds were closed to new Owners: Deutsche Small Mid Cap Value VIP (Class A Shares), Great-West Aggressive Profile I Fund (Investor Class Shares), Great-West Moderately Aggressive Profile I Fund (Investor Class Shares), Great-West Moderate Profile I Fund (Investor Class Shares), Great-West Moderately Conservative Profile I Fund (Investor Class Shares), Great-West Conservative Profile I Fund (Investor Class Shares), Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares), Lord Abbett Series Fund – Developing Growth Portfolio (Class VC Shares), and Royce Capital Fund MicroCap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Fund Investment Objectives. The investment objectives of the Funds are briefly described below:

Alger Portfolios (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century Investments VP Capital Appreciation Fund (Class I Shares) The Fund seeks capital growth.

American Century Investments VP Inflation Protection Fund (Class II Shares) The Fund seeks pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Investments VP Mid Cap Value Fund (Class I Shares) The fund seeks long-term capital growth. Income is a secondary objective.

American Century Investments VP Value Fund (Class I Shares) The Fund seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund seeks to provide long- term growth of capital.

American Funds IS Growth Fund (Class 2 Shares) The Fund seeks to provide growth of capital.

American Funds IS International Fund (Class 2 Shares) The Fund seeks to provide long-term growth of capital.

American Funds IS New World Fund (Class 2 Shares) The Fund’ seeks to provide long-term capital appreciation.

BlackRock Variable Series Funds, Inc. (advised by BlackRock Advisors, LLC)

BlackRock Global Allocation V.I. Fund (Class I Shares) The Fund seeks high total investment return.

Legg Mason Partners Variable Equity Trust (advised by Legg Mason Partners Fund Advisor, LLC)

ClearBridge Variable Mid Cap Core Portfolio (Class I Shares) The Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio (Class I Shares) The Fund seeks long-term growth of capital.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio The Fund’s investment objective is long-term growth of capital.

Davis Value Portfolio The Fund’s investment objective is long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Delaware VIP Trust (advised by Delaware Management Company)

Delaware VIP International Value Equity Series (Standard Shares) The fund seeks long-term growth without undue risk to principal.

Delaware VIP Small Cap Value Series (Service Shares) The fund seeks capital appreciation.

Deutsche Investment VIT Funds (advised by Deutsche Investment Management Americas Inc.)

Deutsche Small Cap Index VIP (Class A Shares) The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.

Deutsche Variable Series I (advised by Deutsche Investment Management Americas Inc.)

Deutsche Core Equity VIP (Class A Shares) The fund seeks long-term growth of capital, current income and growth of income.

Deutsche Global Small Cap VIP (Class A Shares) The fund seeks above-average capital appreciation over the long term.

Deutsche Variable Series II (advised by Deutsche Investment Management Americas Inc.)

Deutsche Alternative Asset Allocation VIP (Class A Shares) The fund seeks capital appreciation. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Deutsche High Income VIP (Class A Shares) The fund seeks to provide a high level of current income.

Deutsche Small Mid Cap Value VIP (Class A Shares) The fund seeks long-term capital appreciation. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus Stock Index Fund, Inc. (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The fund seeks to match the total return of the Standard & Poor’s 500® Composite Stock Price Index (S&P 500®).

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation )

Dreyfus VIF International Equity Portfolio (Initial Shares) The fund seeks capital growth.

Eaton Vance Variable Trust (advised by Eaton Vance Management)

Eaton Vance VT Floating-Rate Income Fund (Initial Class Shares) The Fund seeks to provide a high level of current income.

Fidelity Variable Insurance Products (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) The fund seeks long-term capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) The fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Goldman Sachs Variable Investment Trust (advised by Goldman Sachs Asset Management)

Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Service Shares) The Portfolio seeks long-term growth of capital.

Great-West Funds, Inc. (advised by Great-West Capital Management, LLC, an affiliate of Great-West of New York)

Great-West Ariel Mid Cap Value Fund (Investor Class Shares) The Fund seeks long-term capital appreciation. Ariel Investments, LLC is the sub-adviser to this Fund.

Great-West Bond Index Fund (Investor Class Shares) The Fund seeks investment results that track the total return of the debt securities that comprise the Barclays U.S. Aggregate Bond Index (the “Benchmark Index”).

Great-West Core Bond Fund (formerly Great-West Federated Bond Fund) (Investor Class Shares) The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. Federated Investment Management Company and Wellington Management Company, LLP are the sub-advisers to this Fund.

Great-West Goldman Sachs Mid Cap Value Fund (Investor Class Shares) The Fund seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.

Great-West Government Money Market Fund (formerly Great-West Money Market Fund) (Investor Class Shares) The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Investment in the Great-West Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Great-West International Index Fund (Investor Class Shares) The Fund seeks investment results, before fees and expenses that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index (the “Benchmark Index”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West Invesco Small Cap Value Fund (Investor Class Shares) The Fund seeks long-term growth of capital. Invesco Advisers, Inc. is the sub-adviser to this Fund.

Great-West Loomis Sayles Bond Fund (Investor Class Shares) The Fund seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West Loomis Sayles Small Cap Value Fund (Investor Class Shares) The Fund seeks long-term capital growth. Loomis,

Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West MFS International Value Fund (Investor Class Shares) The Fund seeks long-term capital growth. Massachusetts Financial Services Company is the sub-adviser to this Fund.

Great-West Multi-Manager Large Cap Growth Fund (Investor Class Shares) The Fund seeks long-term growth of capital. Pioneer Investment Management, Inc. and J.P. Morgan Investment Management Inc. are the sub-advisers to this Fund.

Great-West Multi-Manager Small Cap Growth Fund (Investor Class Shares) The Fund seeks long-term capital appreciation. Lord, Abbett & Co., LLC, Peregrine Capital Management, Inc., and Putnam Investment Management, LLC are the sub-advisers to this Fund.

Great-West Real Estate Index Fund (Investor Class Shares) The Fund seeks investment results, before fees and expenses that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West S&P Mid Cap 400® Index Fund (Investor Class Shares) The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) MidCap 400® Index (the “Benchmark Index”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West S&P Small Cap 600® Index Fund (Investor Class Shares) The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) SmallCap 600® Index (the “Benchmark Index”). Irish Life Investment Managers Limited is the sub-adviser to this Fund.

Great-West Short Duration Bond Fund (Investor Class Shares) The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.

Great-West T. Rowe Price Equity Income Fund (Investor Class Shares) The Fund seeks substantial dividend income and also long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West T. Rowe Price Mid Cap Growth Fund (Investor Class Shares) The Fund seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West Templeton Global Bond Fund (Investor Class Shares) The Fund seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. is the sub-adviser to this Fund.

Great-West U.S. Government Mortgage Securities Fund (Investor Class Shares) The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Great-West Profile I Funds

Each of the following five Great-West Profile I Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.

Great-West Aggressive Profile I Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Aggressive Profile II Fund (Initial Class).

Great-West Moderately Aggressive Profile I Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments and, to a lesser degree, in Underlying funds that emphasize fixed income investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Moderately Aggressive Profile II Fund (Initial Class).

Great-West Moderate Profile I Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds with a relatively equal emphasis on equity and fixed income investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Moderate Profile II Fund (Initial Class).

Great-West Moderately Conservative Profile I Fund (Investor Class Shares) The Fund seeks income and capital appreciation primarily through investments in Underlying Funds that emphasize fixed income investments, and, to a lesser degree, in Underlying Funds that emphasize equity investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Moderately Conservative Profile II Fund (Initial Class).

Great-West Conservative Profile I Fund (Investor Class Shares) The Fund seeks capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective June 16, 2017, this Portfolio will merge into the Great-West Conservative Profile II Fund (Initial Class).

Great-West Profile II Funds

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.

Great-West Aggressive Profile II Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Aggressive Profile Fund.

Great-West Moderately Aggressive Profile II Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments and, to a lesser degree, in Underlying Funds that emphasize fixed income investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Moderately Aggressive Profile Fund.

Great-West Moderate Profile II Fund (Investor Class Shares) The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds with a relatively equal emphasis on equity and fixed income investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Moderate Profile Fund.

Great-West Moderately Conservative Profile II Fund (Investor Class Shares) The Fund seeks income and capital appreciation primarily through investments in Underlying Funds that emphasize fixed income investments, and, to a lesser degree, in Underlying Funds that emphasize equity investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Moderately Conservative Profile Fund.

Great-West Conservative Profile II Fund (Investor Class Shares) The Fund seeks capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments. Effective June 16, 2017, this Portfolio will be renamed the Great-West Conservative Profile Fund.

Great-West Lifetime Funds

Great-West Lifetime 2015 Fund ( Investor Class Shares) The Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2020 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2020, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2025 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2030 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2030, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2035 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2040 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2040, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2045 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2050 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2050, the Fund seeks income and secondarily, capital growth.

Great-West Lifetime 2055 Fund (Investor Class Shares) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and secondarily, capital growth.

Invesco Variable Insurance Funds (advised by Invesco Advisers, Inc.)

Invesco V.I. Global Real Estate Fund (Series I Shares) The Fund seeks total return through growth of capital and current income. Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (Series I Shares) The Fund seeks long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Janus Aspen Series - (advised by Janus Capital Management, LLC) Effective on or about June 2, 2017, this series will be renamed the Janus Henderson Series

Janus Aspen Balanced Portfolio (Institutional Shares) The Fund seeks long-term growth of capital consistent with preservation of capital and balanced by current income. Effective on or about June 2, 2017, this Fund will be renamed the Janus Henderson Balanced Portfolio.

Janus Aspen Enterprise Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective on or about June 2, 2017, this Fund will be renamed the Janus Henderson Enterprise Portfolio.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) The Fund seeks to obtain maximum total return, consistent with preservation of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Flexible Bond Portfolio.

Janus Aspen Forty Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Forty Portfolio.

Janus Aspen Global Technology Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Global Technology Portfolio.

Janus Aspen Overseas Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Overseas Portfolio.

JPMorgan Insurance Trust (advised by J.P. Morgan Investment Management Inc.)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1 Shares) The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. Effective April 20, 2017, this fund will be liquidated; as of the close of business April 18, 2017, the Liquidated Fund will close to new investors and new contributions. Effective as of the close of business April 20, 2017, any assets remaining in the Sub-Account for the Liquidated Fund will become invested in the Sub-Account for the Great-West Government Money Market Fund unless alternate arrangements are made prior to that time.

JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1 Shares) The Fund seeks capital growth over the long term.

JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1 Shares) The Fund seeks to provide high total return from a portfolio of selected equity securities.

Lord Abbett Series Fund (advised by Lord, Abbett & Co. LLC.)

Lord Abbett Developing Growth Portfolio (Class VC Shares) The Fund seekslong-term growth of capital. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

MFS® Variable Insurance Trust (advised by Massachusetts Financial Service Company)

MFS® VIT Mid Cap Growth Series (Initial Class Shares) The Fund seeks capital appreciation.

MFS® VIT Research Series (Initial Class Shares) The Fund seeks capital appreciation.

MFS® VIT Total Return Bond Series (Initial Class Shares) The Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS® VIT Value Series (Initial Class Shares) The Fund seeks capital appreciation.

MFS® Variable Insurance Trust III (advised by Massachusetts Financial Service Company)

MFS® VIT III Blended Research Small Cap Equity Portfolio (Initial Class Shares) The Fund seeks capital appreciation.

MFS® VIT III Global Real Estate Portfolio (Initial Class Shares) The Fund seeks total return.

MFS® VIT III Mid Cap Value Portfolio (Initial Class Shares) The Fund seeks capital appreciation.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Investment Advisers, LLC)

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) The Fund seeks growth of capital.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

Oppenheimer Variable Account Funds (advised by OFI Global Asset Management, Inc.)

Oppenheimer Main Street Small Cap Fund®/VA (Non-Service Shares) The Fund seeks capital appreciation.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class Shares) The Fund seeks maximum real return, consistent with prudent investment management.

PIMCO VIT Global Bond Portfolio (Unhedged) (Administrative Class Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT High Yield Portfolio (Administrative Class Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio (Administrative Class Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Administrative Class Shares) The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio (Administrative Class Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Pioneer Variable Contracts Trust (advised by Pioneer Investment Management, Inc.)

Pioneer Real Estate Shares VCT Portfolio (Class I Shares) The Fund seeks long-term growth of capital. Current income is a secondary objective.

Putnam Variable Trust (advised by Putnam Investment Management LLC)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income.

Putnam VT Global Asset Allocation Fund (Class IA Shares) The Fund seeks long-term return consistent with preservation of capital.

Putnam VT Global Equity Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT Growth Opportunities Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT High Yield (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Putnam VT Income Fund (Class IB Shares) The Fund seeks high current income consistent with what Putnam Investment Management, LLC believes to be prudent risk.

Putnam VT International Growth (Class IA Shares) The Fund seeks long-term capital appreciation.

Putnam VT International Value Fund (Class IA Shares) The Fund seeks capital growth. Current income is a secondary objective.

Putnam VT MultiCap Value (Class IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income.

Putnam VT Research Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT Small Cap Value Fund (Class IA Shares) The Fund seeks capital appreciation.

Royce Capital Fund (advised by Royce & Associates, LP)

Royce Micro-Cap Portfolio (Service Class Shares) The Fund seeks long-term growth of capital. Effective May 1, 2017, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2017, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Royce Small-Cap Portfolio (Service Class Shares) The Fund seeks long-term growth of capital. Effective May 1, 2016, the Division investing in this Fund is closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2016, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

T. Rowe Price Equity Series, Inc. (advised by T. Rowe Price Associates, Inc.)

T. Rowe Price Blue Chip Growth Portfolio - Class II Shares The Fund seeks to provide long-term capital growth. Income is a secondary objective.

T. Rowe Price Health Sciences Portfolio - Class II Shares The Fund seeks long-term capital appreciation. Effective June 1, 2015, the Sub-Account investing in this Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).

VanEck VIP Trust (advised by Van Eck Associates Corporation)

VanEck VIP Global Hard Assets Fund (Initial Class Shares) The Fund seeks long-term capital appreciation by primarily investing in hard asset securities. Income is a secondary consideration.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account, and such limits are subject to change at the sole discretion of the Company.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements. The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that amounts you allocate to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, at the Company’s discretion. We may reset the interest rate monthly.

Charges and Deductions

The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.

Expense Charge Applied to Premium. We will deduct a maximum expense charge of 10% from each Premium payment, which breaks out as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance. The current maximum Premium tax rate in New York is 2%. The amount of New York’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 2.5% of Premium up to target and 1.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by New York state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	7%
Year 2	6%
Year 3	5%
Year 4	4%
Year 5	3%
Year 6	2%
Year 7	1%
Year 8	0%

As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales load you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West of New York from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.50% for Policy Years 1 through 20 and 0.10% thereafter. On surrender and payment of death benefit, we will deduct the pro-rata portion of mortality and expense risk charge that has accrued.

Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of 1, 2, 3, 4 and 5 where:

1.	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
2.	is the service charge;
3.	is the monthly cost of any additional benefits provided by riders which are a part of your Policy;
4.	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
5.	is the accrued mortality and expense risk charge.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2001 CSO”). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus.

You may change your allocation percentages at any time by Request.

Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

If a Fund elects to liquidate its assets, the Division that invests in such Fund will be closed to new investments, which means Owners will not be permitted to allocate additional amounts (either through contributions or Transfers) to the Division that invests in such Fund. If you have any assets invested in the Division that invests in such Fund subsequent to the date of liquidation, such assets will be involuntarily redeemed and invested in the Great-West Government Money Market Fund. If you are utilizing a custom transfer feature, such as dollar cost averaging or rebalancer, and do not make alternate arrangements prior to the date of liquidation, any assets invested in, or allocations made to, such liquidated fund will be invested in the Great-West Government Money Market Fund. Any Transfers from the Division that invests in a Fund that is to be liquidated to another available Division will not count as one of the 12 free Transfers you are entitled to during each Policy Year.

Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the Transfer in the previous 365 day period.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner’s trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•

Restrict the Owner to inquiry-only access for the Internet and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West of New York that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 18 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The Total Face Amount of the new policy may not exceed the Total Face Amount of this Policy on the date of the exchange. The premium rate will be the rate used for the new policy of insurance on the Policy Date for the mortality class in which the policy has been placed. The Company will determine any other requirements or costs. Any excess Cash Surrender Value will be payable to the Owner; this distribution may be a taxable event to the Owner.

Conversion. In the event of a material change in the investment policy of the Series Account, the Owner has the right to convert this Policy to a general account life insurance policy currently being issued by the Company. The Company may delay such conversion pursuant to the postponement provision or other restrictions described in the Policy. The new policy will be issued with a current date. The Cash Surrender Value will be applied as premium toward the new contract. No evidence of insurability will be required for the conversion.

Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Great-West selects the investment options offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the investment option or an affiliate of the investment option will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the investment option, its investment adviser, or its distributor. For more information on such compensation, see “Charges and Deductions” in this prospectus. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include investment options based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected investment options of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.

Great-West does not control the investment options and cannot guarantee that any of the investment options will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new sub-accounts or to eliminate existing sub-accounts. Great-West periodically reviews each investment option and reserves the right to discontinue the offering of any investment option if we determine the investment option no longer meets one or more of the criteria, or if the investment option has not attracted significant allocations. If an investment option is discontinued, we may substitute shares of another investment option or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a sub-account corresponding to an investment option that is being discontinued, you will be given notice prior to the investment option’s elimination. Before a sub-account is eliminated, we will notify you and request that you reallocate the amounts invested in the sub-account to be eliminated.

The Series Account. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in “Charges and Deductions” section of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification –

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date the original or a certified copy is recorded at Corporate Headquarters. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE (generally 4:00 p.m. EST/EDT) on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly mortality and expense risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	the pro-rata portion of the mortality and expense risk charge for each day in the Valuation Period, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less
•

if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing 1 by 2 where:

1.	is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-

dividend” date occurs during the current Valuation Period, plus or minus

•	a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for,
•	during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and
2.	is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period; plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.

The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.

The Fixed Account Value is equal to:

•	Premiums, less expense charges, allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	The portion of any accrued policy fees and charges allocated to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, Policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date, we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount, then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means that all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. No premium payments will be accepted and no loans can be taken after age 121. Your death benefit will be fixed by the Code for Insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations - Treatment When Insured Reaches Attained Age 121”.

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables above.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same two death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the later of:

•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company.

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.

If you purchase this rider, the sales load charge and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Change of Insured Rider (Not available to individual purchasers). This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and the new Insured and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years as of the Change of Insured Date; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date. The time periods contained in the Incontestability and Suicide provisions of the Policy will begin for the new Insured on the Change of Insured Date.

This rider will terminate on the earliest of:

•	The date the Policy is surrendered or terminated;
•	The date the Policy’s nonforfeiture benefits take effect;
•	The date the Policy is changed to a policy for which the Rider is not available; or
•	The end of the Policy’s grace period, unless the continuation of coverage provision is in effect.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with New York state law.

Free Look Period. During the free look period (ten days or longer where required by law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy. If you purchase the Policy as a replacement of an existing life insurance policy or annuity contract, your free look period will be extended to 60 days.

Net Premium will be allocated to the Divisions you selected on the application once the free look period ends. The net Premium will first be allocated to the Great-West Government Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Great-West Government Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may change your Division allocations and your allocation percentages, but your changes will not be effective until after the free look period expires.

Policies returned during the free look period will be void from the Issue Date. In New York, we will refund an amount equal to the sum of (1) the value of the amounts allocated to the Series Account on the date the returned policy is received by the Company or an authorized representative, and (2) any Policy fees or other charges imposed on amounts allocated to the Series Account.

Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company of New York” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions - Expense Charge Applied to Premium,” above.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:

•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured’s death, less
•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured’s death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations—Tax Status of the Policy,” below. Your Policy must qualify under the Cash Value Accumulation Test (“CVAT”).

Under the CVAT procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The “Level Death” Option. Under this option, the death benefit is—

•	the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account.

See the “Account Value” and “Charges and Deductions” sections of the prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•

If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases. To Request an increase, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.

Decreases. A decrease will become effective at the beginning of the next Policy Month following our approval of your Request. The

Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations—Tax Treatment of Policy Benefits,” below.

Loans

Policy Loans. After this Policy has been in force for 3 years, the Owner may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

During the first 5 years subsequent to the issuance of the Policy, the Owner is prohibited from undertaking a pattern of borrowing that is likely to require all or a substantial part of the cash values to be pledged as security against repayment of such loans unless the borrowing was incurred because of an unforeseen increase in financial obligations.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 1-888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Divisions.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. This Policy may be reinstated, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us:
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay an amount equal to three times the monthly cost of insurance charge as of the date of reinstatement; and
•

you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy’s Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less

•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	the expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition of federal income tax on you with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first fifteen (15) Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•

First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•

Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	is made when the taxpayer is age 59 1/2 or older;
2.	is attributable to the taxpayer becoming disabled; or
3.

is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC. You may want to contact your tax adviser when the Insured reaches Attained Age 121.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions. We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non- financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.

The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.

Investment Income Surtax. In taxable years beginning in 2013, taxable distributions from life insurance policies are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West of New York. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary

•	We do not make any guarantees about the Policy’s tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West of New York is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Pursuant to Commodity Futures Trading Commission Rule 4.5, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The law firm of Carlton Fields Jorden Burt, P.A., 1025 Thomas Jefferson St. N.W., Suite 400 West, Washington, D.C. 20007-5208, serves as special counsel to Great-West of New York with regard to the federal securities laws.

Cyber Security Risks

Because our variable life insurance contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks.

These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, and unauthorized release of confidential Owner information. Such system failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, system failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of Transfer Requests from our website or with the Fundss, impact our ability to calculate Unit Values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to Great-West of New York at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.

Financial Statements

Great-West of New York’s financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing in the Registration Statement (which report expresses an unqualified opinion and includes an emphasis-of-matter paragraph referring to the financial statements which have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company). Such financial statements have so been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

a)	Account Value on the effective date of the surrender; less
b)	outstanding Policy loans and accrued loan interest, if any; less
c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company of New York, 489 Fifth Avenue, 28th Floor, New York, New York 10017, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “Sub-Accounts” in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” above.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Premiums – Amounts received and allocated to the Sub-Account(s) and Fixed Account prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under New York law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus or SAI.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

The SAI is a document that includes additional information about the Series Account, including the financial statements of Great- West of New York. As the Series Account had not sold any Policies as of December 31, 2016, no financial statements are available for the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West of New York toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-22091

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable

Universal Life Insurance Policies

Issued by:

Great-West Life & Annuity Insurance Company of New York

489 Fifth Avenue, 28th Floor

New York, New York 10017

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It contains information in addition to the information in the prospectus for the Policy. The prospectus for the Policy, which we may amend from time to time, contains basic information you should know before purchasing a Policy. This Statement of Additional Information should be read in conjunction with the prospectus, dated April 28, 2017, which is available without charge by contacting Great-West Life & Annuity Insurance Company of New York (“Great-West of New York”) at 888-353-2654 or via e- mail at www.greatwest.com/executivebenefits.

April 21, 2017

General Information and History of Great-West of New York and the Series Account

Great-West Life & Annuity Insurance Company of New York (“Great-West of New York”) (formerly known as First Great-West Life & Annuity Insurance Company (“First Great-West”) and prior to that as Canada Life Insurance Company of New York (“CLNY”)) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. Great-West of New York operates in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York. Great-West of New York’s Home Office is located at 489 Fifth Avenue, 28th Floor, New York, New York 10017.

Great-West of New York is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

Effective December 31, 2005, First Great-West, a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company (now known as Great-West of New York). As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of the First Great-West, including the separate accounts of First Great-West Life, and it became directly liable for the First Great-West’s liabilities and obligations, including those with respect to the Contract supported by its separate accounts. On September 24, 2012, First Great-West Life & Annuity Insurance Company changed its name to Great- West Life & Annuity Insurance Company of New York.

We established the COLI VUL-2 Series Account of the Great-West of New York (the “Series Account”) in accordance with New York law on February 14, 2006. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York’s Superintendent of Financial Services (“Superintendent”), whose agents periodically conduct an examination of our financial condition and business operations. The investment policy of the Series Account may not be changed without any required approval of the Superintendent. The approval process will be on file with the Superintendent. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Auditors

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Company’s independent auditors and the Series Account’s independent registered public accounting firm.

The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights have so been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Great-West Life & Annuity Insurance Company of New York included in this Statement of

1

Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing in the Registration Statement (which report expresses an unqualified opinion and includes an emphasis-of-matter paragraph referring to the financial statements which have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company). Such financial statements have so been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. (“GWFS Equities”), an affiliate of Great-West of New York, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 (“Exchange Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering.

Licensed insurance agents will sell the Policy in New York. Such agents will be registered representatives of broker- dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 25% of Premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Administrative Services

Certain Administrative services are provided by Great-West to assist Great-West of New York in processing the Policies. These services are described in written agreements between Great-West and Great-West of New York. No compensation has been paid to Great-West in connection with these services for these Policies.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The financial statements of Great-West of New York as contained herein should be considered only as bearing upon Great-West of New York’s ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interests of Owners under the Policies are affected solely by the investment results of the Series Account.

2

Great-West Life & Annuity Insurance

Company of New York

(a wholly-owned subsidiary of

Great-West Life & Annuity Insurance

Company)

Balance Sheets as of December 31, 2016, and 2015

and Related Statements of Income, Comprehensive Income, Stockholder’s

Equity and Cash Flows for Each of the Three Years in the Period Ended

December 31, 2016, and Independent Auditors’ Report

Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver
USA
Tel: +1 303-292-5400
Fax: +1 303-292-5400
www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company of New York

White Plains, New York

We have audited the accompanying financial statements of Great-West Life & Annuity Insurance Company of New York (the “Company”) (a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company), which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of income, comprehensive (loss) income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company of New York as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the accompanying financial statements have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

March 31, 2017

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2016, and 2015

(In Thousands, Except Share Amounts)

	December 31,
	2016	2015
Assets

Investments:

Fixed maturities, available-for-sale, at fair value (amortized cost of $1,043,779 and $858,270)	$1,052,451	$867,319

Fixed maturities, held for trading, at fair value (amortized cost of $71,516 and $65,314)	69,393	65,306

Mortgage loans on real estate (net of allowances of $74 and $100)	99,497	105,503

Policy loans	26,010	24,408

Short-term investments, available-for-sale (amortized cost of $31,361 and $13,657)	31,361	13,657

Equity investments	130	133

Total investments	1,278,842	1,076,326

Other assets:

Cash	1,820	8,129

Reinsurance recoverable	4,192	5,266

Deferred acquisition costs (“DAC”)	27,396	20,661

Investment income due and accrued	10,174	8,728

Deferred income tax assets, net	7,093	7,429

Due from parent and affiliates	7,168	1,703

Other assets	6,063	9,842

Assets of discontinued operations	150	208

Separate account assets	664,046	617,440

Total assets	$2,006,944	$1,755,732

See notes to financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2016, and 2015

(In Thousands, Except Share Amounts)

	December 31,
	2016	2015
Liabilities and stockholder’s equity

Policy benefit liabilities:

Future policy benefits	$1,180,341	$978,578

Policy and contract claims	3,319	3,991

Policyholders’ funds	2,072	2,247

Provision for policyholders’ dividends	2,900	3,100

Undistributed earnings on participating business	15,573	17,024

Total policy benefit liabilities	1,204,205	1,004,940

General liabilities:

Due to parent and affiliates	1,191	2,787

Other liabilities	4,585	4,033

Liabilities of discontinued operations	150	208

Separate account liabilities	664,046	617,440

Total liabilities	1,874,177	1,629,408

Commitments and contingencies (See Note 12)

Stockholder’s equity:

Common stock, $1,000 par value, 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500

Additional paid-in capital	56,350	56,350

Accumulated other comprehensive income	2,892	2,832

Retained earnings	71,025	64,642

Total stockholder’s equity	132,767	126,324

Total liabilities and stockholder’s equity	$2,006,944	$1,755,732

See notes to financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Income

Years ended December 31, 2016, 2015, and 2014

(In Thousands)

	Year Ended December 31,
	2016	2015	2014

Revenues:

Premium income	$14,299	$13,759	$13,455

Fee income	19,032	16,965	11,735

Net investment income	39,201	37,907	37,243

Realized investment gains (losses), net:

Other realized investment gains (losses), net	3,860	1,645	1,430

Total realized investment gains (losses), net	3,860	1,645	1,430

Total revenues	76,392	70,276	63,863

Benefits and expenses:

Life and other policy benefits	16,230	19,152	19,962

Decrease in future policy benefits	(2,140)	(4,166)	(6,546)

Interest paid or credited to contract holders	21,544	17,801	15,784

Provision for policyholders’ share of (losses) earnings on participating business	(1,024)	(1,267)	(1,041)

Dividends to policyholders	2,646	2,971	3,296

Total benefits	37,256	34,491	31,455

General insurance expenses	29,197	20,944	18,892

Amortization of DAC	1,607	3,499	1,184

Total benefits and expenses	68,060	58,934	51,531

Income before income taxes	8,332	11,342	12,332

Income tax expense	1,949	3,701	4,145

Net income	$6,383	$7,641	$8,187

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Comprehensive Income (Loss)

Years ended December 31, 2016, 2015, and 2014

(In Thousands)

	Year Ended December 31,
	2016	2015	2014
Net income	$6,383	$7,641	$8,187

Components of other comprehensive income (loss)

Unrealized holding gains (losses), net, arising on available-for-sale fixed maturity investments	1,163	(19,301)	20,782

Reclassification adjustment for (gains) losses, net, realized in net income	(1,107)	(878)	(269)

Net unrealized gains (losses), net, related to investments	56	(20,179)	20,513

Future policy benefits and DAC adjustments	36	5,070	(4,520)

Other comprehensive income (loss) before income taxes	92	(15,109)	15,993

Income tax expense (benefit) related to items of other comprehensive income	32	(5,287)	5,598

Other comprehensive income (loss)(1)	60	(9,822)	10,395

Total comprehensive income (loss)	$6,443	$(2,181)	$18,582

(1) Other comprehensive (loss) income includes the non-credit component of impaired (gains) losses on fixed maturities available-for-sale, net of future policy benefits, DAC and income taxes, in the amounts of $(103), $(160), and $(47) for the years ended December 31, 2016, 2015, and 2014, respectively.

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Stockholder’s Equity

Years ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

		Common stock		Additional paid-in capital		Accumulated other comprehensive (loss) income		Retained earnings		Total
Balances, January 1, 2014	$	2,500	$	56,350	$	2,259	$	48,814	$	109,923

Net income		—		—		—		8,187		8,187

Other comprehensive income, net of income taxes		—		—		10,395		—		10,395

Balances, December 31, 2014		2,500		56,350		12,654		57,001		128,505

Net income		—		—		—		7,641		7,641

Other comprehensive loss, net of income taxes		—		—		(9,822)		—		(9,822)

Balances, December 31, 2015		2,500		56,350		2,832		64,642		126,324

Net income		—		—		—		6,383		6,383

Other comprehensive income, net of income taxes		—		—		60		—		60

Balances, December 31, 2016	$	2,500	$	56,350	$	2,892	$	71,025	$	132,767

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2016, 2015, and 2014

(In Thousands)

	Year Ended December 31,
	2016	2015	2014
Cash flows from operating activities:

Net income	$6,383	$7,641	$8,187

Adjustments to reconcile net income to net cash provided (used in) by operating activities:

Losses allocated to participating policyholders	(1,024)	(1,267)	(1,041)

Amortization of premiums (accretion of discounts) on investments, net	2,673	2,871	2,697

Net realized (gains) losses on investments	(1,719)	(1,307)	(3,406)

Change in provision for mortgage loss	(26)	—	—

Net (purchases) proceeds of trading securities	(3,692)	(54,026)	57,164

Interest credited to contractholders	21,481	17,714	15,724

Depreciation and amortization	1,603	3,513	1,181

DAC	(8,146)	(5,505)	(6,250)

Deferred income taxes	303	1,163	2,296

Changes in assets and liabilities:

Policy benefit liabilities	(15,161)	(12,682)	(14,899)

Reinsurance recoverable	1,132	(715)	1,144

Investment income due and accrued	(1,446)	(317)	(764)

Other assets	3,661	(5,054)	(342)

Other liabilities	552	(1,988)	(673)

Net cash provided by (used in) operating activities	6,574	(49,959)	61,018

Cash flows from investing activities:

Proceeds from sales, maturities, and redemptions of investments:

Fixed maturities, available-for-sale	86,263	75,515	73,911

Mortgage loans on real estate	12,106	6,073	6,445

Other investments	24	18	115

Purchases of investments:

Fixed maturities, available-for-sale	(272,980)	(132,552)	(205,680)

Mortgage loans on real estate	(6,097)	(14,000)	(8,985)

Other investments	(9)	(6)	(3)

Net change in short-term investments	(17,704)	10,150	2,971

Policy loans, net	(1,281)	480	(890)

Net cash used in investing activities	(199,678)	(54,322)	(132,116)

See notes to financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2016, 2015, and 2014

(In Thousands)

	Year Ended December 31,
	2016	2015	2014
Cash flows from financing activities:

Contract deposits	$272,175	$170,174	$138,908

Contract withdrawals	(78,319)	(62,396)	(62,095)

Change in due to/from parent and affiliates	(7,061)	4,912	(6,704)

Change in book overdrafts	—	(905)	536

Net cash provided by financing activities	186,795	111,785	70,645

Net (decrease) increase in cash	(6,309)	7,504	(453)

Cash, beginning of year	8,129	625	1,078

Cash, end of year	$1,820	$8,129	$625

Supplemental disclosures of cash flow information:
Net cash (paid) received during the year for income taxes	$(4,067)	$2,009	$(7,936)

See notes to financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

1.  Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). GWL&A is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of life insurance, retirement, and investment products to individuals, businesses, and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of New York and is subject to regulation by the New York State Department of Financial Services.

Basis of Presentation

The financial statements include the accounts of the Company and are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Reclassifications

Certain amounts in the summary of investments and fair value measurements table have been reclassified to conform to current year presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of DAC, valuation of policy benefit liabilities and the valuation of deferred tax assets or liabilities, net. Actual results could differ from those estimates.

The Company is a member of a controlled group. Therefore, its results may not be indicative of those of a stand-alone company.

Summary of significant accounting policies

Investments

Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity investments as available-for-sale which are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts, and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”).

Premiums and discounts are recognized as a component of net investment income using the effective interest method, realized gains and losses are included in net realized investment gains (losses), and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company also classifies certain fixed maturity investments as held-for-trading. Assets in the held-for-trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company recognizes the acquisition of its public fixed maturity investments on a trade date basis and its private placement investments on a funding date basis.

2.

Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, origination fees and mortgage provision allowances. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums, discounts, and origination fees are amortized to net investment income using the effective interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated through first position collateralization, guarantees, loan covenants, and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.

Policy loans are carried at their unpaid balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policy.

4.

Short-term investments include securities purchased with investment intent and with initial maturities of one year or less, and are generally carried at fair value which is approximated from amortized cost. They also include highly liquid money market securities that are traded in an active market and are carried at fair value.

5.

The Company participates in a securities lending program in which the Company lends fixed maturity securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within fixed maturities and

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

short-term investments in the accompanying consolidated balance sheets. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be reinvested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is recognized within collateral under securities lending agreements in the accompanying balance sheets. Non-cash collateral is not recognized as the Company does not have effective control.

6.

The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments, where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a fixed maturity investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in AOCI. The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination. After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The difference between the new amortized cost basis and the future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•

Asset-backed, residential mortgage-backed, commercial mortgage-backed securities and collateralized debt obligations - new issue data, monthly payment information, collateral performance, and third party real estate analysis.

•	U.S. states and their subdivisions - material event notices.
•	Short-term investments - valued based on amortized cost with consideration of issuer credit quality.
•

Separate account assets - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows, and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3.

The fair value of certain investments in the separate accounts are estimated using net asset value per unit as a practical expedient and are excluded from the fair value hierarchy tables in Note 5. These net asset values are based on the fair value of the underlying investments less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

The policies and procedures utilized to review, account for, and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting, and reporting policies and procedures around the securities valuation process.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the statement of cash flows. The book overdrafts in the amounts of zero and zero are included in other liabilities at December 31, 2016, and 2015, respectively.

Deferred acquisition costs

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives and policy issuance and underwriting expenses related to the production of successfully acquired new business. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received and applied to the deferrable costs. The recoverability of such costs is dependent upon the future profitability of the related business. Recoverability testing is performed for current issue year products to determine if gross revenues are sufficient to cover DAC and expenses. At least annually, loss recognition testing is performed on aggregated blocks of business to adjust the DAC balance.

DAC associated with the annuity products and flexible premium universal life insurance products is being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustment of this amount is made when the Company revises its estimates of current or future gross profits on an annual basis. DAC associated with traditional life insurance is amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying balance sheets. The Company issues variable annuity contracts and variable universal life contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and therefore, are not included in the Company’s statements of income.

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees, and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds.

Future policy benefits liabilities

Life insurance and annuity future benefits liabilities with life contingencies in the amounts of $608,968 and $523,191 at December 31, 2016, and 2015, respectively, are computed on the basis of assumed investment yield, mortality, morbidity and expenses, including a margin for adverse deviation. These future policy benefits are calculated as the present value of future benefits (including dividends) and expenses less the present value of future net premiums. The assumptions used in calculating the future policy benefits generally vary by plan, year of issue, and policy duration. Additionally, these future policy benefits are established for claims that have been incurred but not reported based on factors derived from past experience.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Annuity contract benefits liabilities without life contingencies in the amounts of $571,194 and $455,214 at December 31, 2016, and 2015, respectively, are established at the contract holder’s account value, which is equal to cumulative deposits and credited interest, less withdrawals and mortality and expense and/or administrative service charges. The Company’s general account also has some immediate annuities. Future benefits for immediate annuities without life contingent payouts are computed on the basis of assumed investment yield and expenses.

Reinsurance ceded

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance and modified coinsurance contracts. For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying balance sheets. Premiums, fee income and policyholder benefits are reported net of reinsurance ceded in the accompanying statements of income. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company strives to cede risks to highly rated, well-capitalized reinsurers. The Company monitors and evaluates the financial condition of reinsurers to minimize exposure to credit risk.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. Claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities were $115,937 and $113,569 at December 31, 2016, and 2015, respectively. Participating business composed approximately 14% of the Company’s individual life insurance in-force at December 31, 2016, and 2015, and 41%, 46%, and 49% of individual life insurance premium income for the years ended December 31, 2016, 2015, and 2014, respectively. The policyholder’s share of net income on participating policies that cannot be distributed to the Company’s stockholder is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the balance sheets.

Revenue recognition

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned in fee income. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services, and investment advisory services are recognized when earned in fee income.

Net investment income

Interest income from fixed maturities, mortgage loans on real estate, and policy loans is recognized when earned.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Realized investment gains (losses)

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis.

Benefits and expenses

Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

2.  Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). The update required assets being valued using net asset value (“NAV”) as a practical expedient to be excluded from the fair value hierarchy table. The update is effective for annual periods beginning after December 15, 2016, with early adoption permitted. The Company early adopted this ASU. The adoption of this ASU did not have an impact on the Company’s financial position or results of operations; however, the Company has investments in separate accounts for which fair value is estimated using NAV as a practical expedient. As such, the Company has retroactively applied this guidance as required by the ASU and removed $880 from the December 31, 2015, Level 2 investments in separate accounts in the fair value hierarchy table to conform to the current year presentation.

In May 2015, the FASB issued ASU 2015-09, Financial Services-Insurance: Disclosures about Short-Duration Contracts. The update requires that all years in the claims development table that precede the current reporting period and the related disclosure about the history of claims duration should be presented as required supplementary information. The update also includes a disclosure objective of providing information about claim frequency along with a description of methodologies for determining claim frequency information, unless it is impracticable to do so. The update is effective for annual reporting periods beginning after December 15, 2016, with early adoption permitted. The Company early adopted this ASU. The adoption of this ASU did not have a material effect on the Company’s financial position or results of operations.

Future adoption of new accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”). The update outlines a comprehensive accounting model for revenue arising from customer contracts and supersedes most current revenue recognition guidance, including industry-specific guidance. While the update does not apply to insurance contracts within the scope of Topic 944, it does apply to fee income earned by the Company which includes fees from assets under management, assets under administration, shareholder servicing, administration and recordkeeping services, and investment advisory services. The core principle of the model requires that an entity recognizes revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. The update also requires increased disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts. The FASB has also issued several updates to ASU 2014-09 including ASU 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (improving the operability and understandability of the implementation guidance on principal versus agent considerations), ASU 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing (reducing the cost and complexity of applying the guidance on identifying promised goods or services and to improve the operability and understandability of the licensing implementation guidance), ASU 2016-12, Revenue from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients (amending the guidance on collectability, non cash consideration, presentation of sales tax, and transition)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

and ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers (amending the guidance on contract costs, certain disclosure requirements, etc.). In adopting ASU 2014-09, the Company may use either a full retrospective or a modified retrospective approach. The update is effective for annual periods beginning after December 15, 2018. Early adoption is permitted as of accounting periods beginning after December 15, 2016. The Company’s evaluation of ASU 2014-09 is ongoing and not complete. The FASB has issued and may issue in the future, interpretative guidance, which may cause the evaluation to change. While the Company anticipates some changes to revenue recognition, it does not currently believe ASU 2014-09 will have a material effect on its financial statements.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.

The amendments in this update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments by requiring equity investments (except those accounted for under the equity method of accounting) to be measured at fair value with changes in fair value recognized in net income, simplify the impairment assessment of equity investments without readily determinable fair values by requiring a qualitative assessment to identify impairment, use of exit price notion when measuring the fair value of financial instruments for disclosure purposes, separate presentation of financial assets and liabilities by measurement category and form of financial assets (i.e. securities or loans and receivables) on the balance sheet or notes to the financial statements, eliminating the requirement to disclose the method and significant assumptions used to estimate fair value of a financial instrument measured at amortized cost on the balance sheet, requiring entities to present separately in other comprehensive income the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk (i.e. “own credit”) when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments, and clarify that an entity should evaluate the need for a valuation allowance on a deferred tax asset related to available-for-sale securities in combination with the entity’s other deferred tax assets. The update is effective for fiscal years beginning after December 15, 2018. The ASU also permits early adoption as of accounting periods beginning after December 15, 2017. The Company is currently evaluating the impact of this update on its financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments: Credit Losses: Measurement of Credit Losses on Financial Instruments. This update amends guidance on the impairment of financial instruments by adding an impairment model that is based on expected losses rather than incurred losses and is intended to result in more timely recognition of losses. The standard also simplifies the accounting by decreasing the number of credit impairment models that an entity can use to account for debt instruments. The update is effective for fiscal years beginning after December 15, 2020 and early adoption is permitted for fiscal years beginning after December 15, 2018. The Company is currently evaluating the impact of this update on its financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force). This update amends the guidance on the classification of certain cash receipts and payments on the statement of cash flows including debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments or other debt instruments with interest rates that are insignificant in relation to the effective interest rate of the borrowing, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate and bank-owned life insurance policies, distributions from equity method investees, beneficial interests in securitized transactions, and separately identifiable cash flows and application of the predominance principle. The update is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. The Company is currently evaluating the impact of this update on its financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows: Restricted Cash (a consensus of the Emerging Issues Task Force). This update requires organizations to show the changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. As a result organizations will no longer present transfers between cash and cash equivalents and restricted cash and restricted cash equivalents in the statement of cash flows. The update is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. The Company is currently evaluating the impact of this update on its financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

3.  Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties. Included in the balance sheets are the following amounts related to reinsurance ceded to related parties:

	Year Ended December 31,
	2016	2015
Reinsurance recoverable	$3,327	$3,199

Included in the statements of income are the following related party amounts:

	Year Ended December 31,
	2016	2015	2014
Premium income	$(4,686)	$(4,397)	$(4,713)

Life and other policy benefits	(3,165)	(4,304)	(3,004)

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services and investment advisory services, as well as corporate support services which include general and administrative services, information technology services, and marketing services. The following table presents revenue, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

		Year Ended December 31,			Financial statement line
Description	Related party	2016	2015	2014

Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds.	GWFS Equities, Inc.(1)	$9,795	$6,533	$5,969	Fee income

Provides recordkeeping services.	GWL&A	2,096	2,145	1,981	Fee income

Receives investment advisory services.	GWL&A	(602)	(603)	(597)	Net investment income

Receives corporate support services.	GWL&A and The Canada Life Assurance Company (“CLAC “)(2)	10,888	7,027	6,947	General insurance expenses

Receives recordkeeping services. General insurance expenses are based on a per-participant rate based on cost.	FASCore, LLC (1)	1,164	4,030	3,142	General insurance expenses

Receives recordkeeping services. General insurance expenses are based on a per-participant rate based on market.	FASCore, LLC (1)	6,043	—	—	General insurance expenses

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2016	2015

GWFS Equities, Inc.(1)	On account	On demand	$2,359	$1,602
GWL&A	On account	On demand	—	101
Lifeco U.S.	On account	On demand	520	—
FASCore, LLC (1)	On account	On demand	4,222	—
Other related party receivables	On account	On demand	67	—

Total			$7,168	$1,703

(1) A wholly-owned subsidiary of GWL&A

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2016	2015

Lifeco U.S.	On account	On demand	$—	$1,804
GWL&A	On account	On demand	1,006	—
AAG, LLC (1)	On account	On demand	185	15
FASCore, LLC (1)	On account	On demand	—	840
CLAC (2)	On account	On demand	—	128

Total			$1,191	$2,787

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by GWL&A. The separate account balances in the accompanying balance sheets include GWL&A general account investment contracts of $9,016 and $7,967 at December 31, 2016, and 2015, respectively.

In addition, the Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

4.  Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale and the non-credit-related component of OTTI in AOCI:

	December 31, 2016
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$53,709	$1,082	$987	$53,804	$—

Obligations of U.S. states and their subdivisions	40,222	4,197	36	44,383	—

Corporate debt securities	807,304	14,942	10,749	811,497	(189)

Asset-backed securities	49,444	1,475	1,164	49,755	(704)

Residential mortgage-backed securities	12,045	399	262	12,182	—

Commercial mortgage-backed securities	81,055	912	1,137	80,830	—

Total fixed maturities	$1,043,779	$23,007	$14,335	$1,052,451	$(893)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

	December 31, 2015
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$61,830	$1,499	$488	$62,841	$—

Obligations of U.S. states and their subdivisions	41,954	4,813	70	46,697	—

Foreign government securities	2,291	—	5	2,286	—

Corporate debt securities	626,343	13,136	10,784	628,695	(230)

Asset-backed securities	49,395	1,703	999	50,099	(870)

Residential mortgage-backed securities	17,076	569	376	17,269	—

Commercial mortgage-backed securities	59,381	553	502	59,432	—

Total fixed maturities	$858,270	$22,273	$13,224	$867,319	$(1,100)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

See Note 5 for additional discussion regarding fair value measurements.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

	December 31, 2016
	Amortized cost	Estimated fair value
Maturing in one year or less	$44,620	$45,391

Maturing after one year through five years	242,060	246,632

Maturing after five years through ten years	425,626	427,675

Maturing after ten years	160,836	162,638

Mortgage-backed and asset-backed securities	170,637	170,115

Total fixed maturities	$1,043,779	$1,052,451

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities classified as available-for-sale:

	Year Ended December 31,
	2016	2015	2014
Proceeds from sales	$45,201	$15,205	$15,595

Gross realized gains from sales	1,268	1,029	553

Gross realized losses from sales	39	—	1

Included in net investment income are unrealized gains (losses) of $(2,061), $(337), and $1,244 on held for trading fixed maturity investments still held at December 31, 2016, 2015, and 2014, respectively.

Mortgage loans on real estate - The following table summarizes the carrying value of the mortgage loan portfolio by component:

	December 31,
	2016	2015
Principal	$99,361	$105,320

Unamortized premium (discount) and fees, net	210	283

Mortgage provision allowance	(74)	(100)

Total mortgage loans	$99,497	$105,503

The recorded investment of the mortgage loan portfolio categorized as performing was $99,571 and $105,603 as of December 31, 2016, and 2015, respectively.

The following table summarizes activity in the mortgage provision allowance:

	Year Ended December 31,
	2016	2015	2014
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$100	$100	$100

Provision decreases	(26)	—	—

Ending balance	$74	$100	$100

Allowance ending balance by basis of impairment method:

Collectively evaluated for impairment	$74	$100	$100

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$99,571	$105,603	$97,724

Individually evaluated for impairment	—	3,907	3,980

Collectively evaluated for impairment	99,571	101,695	93,744

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Securities lending - The Company had no securities on loan under the program, and therefore no cash or securities held as collateral, at December 31, 2016, and 2015.

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI, by class of investment:

	December 31, 2016
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$36,405	$987	$—	$—	$36,405	$987

Obligations of U.S. states and their subdivisions	3,213	36	—	—	3,213	36

Corporate debt securities	334,585	9,725	18,526	1,024	353,111	10,749

Asset-backed securities	15,289	497	8,698	667	23,987	1,164

Residential mortgage-backed securities	—	—	3,834	262	3,834	262

Commercial mortgage-backed securities	34,213	1,137	—	—	34,213	1,137

Total fixed maturities	$423,705	$12,382	$31,058	$1,953	$454,763	$14,335

Total number of securities in an unrealized loss position		111		13		124

	December 31, 2015
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$40,171	$488	$—	$—	$40,171	$488

Obligations of U.S. states and their subdivisions	3,191	70	—	—	3,191	70

Foreign government securities	2,286	5	—	—	2,286	5

Corporate debt securities	236,709	8,914	16,246	1,870	252,955	10,784

Asset-backed securities	17,694	512	3,878	487	21,572	999

Residential mortgage-backed securities	—	—	5,021	376	5,021	376

Commercial mortgage-backed securities	27,457	502	—	—	27,457	502

Total fixed maturities	$327,508	$10,491	$25,145	$2,733	$352,653	$13,224

Total number of securities in an unrealized loss position		94		12		106

Fixed maturity investments - Total unrealized losses and OTTI increased by $1,111 from December 31, 2015, to December 31, 2016. The increase in unrealized losses was across several asset classes and reflects higher interest rates at December 31, 2016, compared to December 31, 2015, resulting in lower valuations of these fixed maturity securities.

Total unrealized losses greater than twelve months decreased by $780 from December 31, 2015, to December 31, 2016. Corporate debt securities account for 52%, or $1,024, of the unrealized losses and OTTI greater than twelve months at December 31, 2016. These securities continue to be rated investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

Asset-backed and residential mortgage-backed securities account for 48% of unrealized losses and OTTI greater than twelve months at December 31, 2016. Of the $929 of unrealized losses and OTTI over twelve months on asset-backed and residential

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

mortgage-backed securities, 82% or $760 are on securities which continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

Other-than-temporary impairment recognition - The OTTI on fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year Ended December 31,
	2016	2015	2014
Beginning balance	$1,935	$1,982	$2,133

Reductions:

Due to increase in cash flows expected to be collected that are recognized over the remaining life of the security	(187)	(47)	(151)

Ending balance	$1,748	$1,935	$1,982

Net Investment Income The following table summarizes net investment income:
	Year Ended December 31,
	2016	2015	2014
Investment income:

Fixed maturity and short-term investments	$33,857	$32,191	$31,851

Mortgage loans on real estate	4,743	4,902	4,775

Policy loans	1,128	1,069	1,174

Other	75	348	40

	39,803	38,510	37,840

Investment expenses	(602)	(603)	(597)

Net investment income	$39,201	$37,907	$37,243

Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses):

	Year Ended December 31,
	2016	2015	2014
Realized investment gains (losses):

Fixed maturity and short-term investments	$3,781	$1,536	$1,335

Mortgage loans on real estate	73	103	75

Other	6	6	20

Realized investment gains	$3,860	$1,645	$1,430

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that is segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $4,362, $4,214, and $4,468 for the years ended December 31, 2016, 2015, and 2014, respectively. The amounts of realized investment gains (losses) allocated to the participating fund account were $426, $417, and $397 for the years ended December 31, 2016, 2015, and 2014, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

5.  Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2016
Assets:	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$53,804	$—	$53,804
Obligations of U.S. states and their subdivisions	—	44,383	—	44,383
Corporate debt securities	—	811,497	—	811,497
Asset-backed securities	—	49,755	—	49,755
Residential mortgage-backed securities	—	12,182	—	12,182
Commercial mortgage-backed securities	—	80,830	—	80,830

Total fixed maturities available-for-sale	—	1,052,451	—	1,052,451

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	—	65,119	—	65,119
Corporate debt securities	—	3,194	—	3,194
Commercial mortgage-backed securities	—	1,080	—	1,080

Total fixed maturities held for trading	—	69,393	—	69,393

Short-term investments available-for-sale	31,361	—	—	31,361
Separate account assets(1)	659,837	215	—	664,046

Total assets	$691,198	$1,122,059	$—	$1,817,251

(1) Included in the total fair value amount are $4 million of investments as of December 31, 2016, for which the fair value is estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2015
Assets:	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$62,841	$—	$62,841
Obligations of U.S. states and their subdivisions	—	46,697	—	46,697
Foreign government securities	—	2,286	—	2,286
Corporate debt securities	—	628,695	—	628,695
Asset-backed securities	—	50,099	—	50,099
Residential mortgage-backed securities	—	17,269	—	17,269
Commercial mortgage-backed securities	—	59,432	—	59,432

Total fixed maturities available-for-sale	—	867,319	—	867,319

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	—	61,029	—	61,029
Corporate debt securities	—	3,212	—	3,212
Commercial mortgage-backed securities	—	1,065	—	1,065

Total fixed maturities held for trading	—	65,306	—	65,306

Short-term investments available-for-sale	55	13,602	—	13,657
Separate account assets(1)	616,361	199	—	617,440

Total assets	$616,416	$946,426	$—	$1,563,722

(1) Included in the total fair value amount are $1 million of investments as of December 31, 2015, for which the fair value is estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity investments

The fair values for fixed maturity investments are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments

The amortized cost of short-term investments is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuers. Included in short-term investments are highly liquid money market securities that are traded in an active market.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Separate account assets

Separate account assets include investments in mutual fund securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis.

Assets measured at fair value using significant unobservable inputs (Level 3)

The following tables present additional information about assets measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

Recurring Level 3 financial assets
Year Ended December 31, 2016
Fixed maturities available-for-sale
Asset-backed securities
Balance, January 1, 2016	$—

Realized and unrealized gains (losses) included in:

Other comprehensive income (loss)	—

Balance, December 31, 2016	$—

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2016	$—

Recurring Level 3 financial assets
Year Ended December 31, 2015
Fixed maturities available-for-sale
Asset-backed securities
Balance, January 1, 2015	$—

Realized and unrealized gains (losses) included in:

Other comprehensive income (loss)	—

Balance, December 31, 2015	$—

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2015	$—

Recurring Level 3 financial assets
Year Ended December 31, 2014
Fixed maturities available-for-sale
Asset-backed securities
Balance, January 1, 2014	$3,991

Transfers out of Level 3 (1)	(3,991)

Balance, December 31, 2014	$—

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2014	$—

(1)	Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments not carried at fair value on a recurring basis:

	December 31, 2016		December 31, 2015
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Mortgage loans on real estate	$99,497	$101,592	$105,503	$110,283

Policy loans	26,010	26,010	24,408	24,408

Liabilities
Annuity contract benefits without life contingencies	$571,194	$554,578	$455,214	$441,393

Policyholders’ funds	2,072	2,072	2,247	2,247

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. The estimated fair value was classified as Level 2.

Policy loans

Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates their carrying value. The estimated fair value is classified as Level 2.

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk. The estimated fair value was classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest credited rates with 30 days notice. The estimated fair value was classified as Level 2.

6.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts. On existing business, the Company retains a maximum of $250 of coverage per individual life. For new term life insurance policies, the Company retains 100% of the first $50 of coverage per individual life and 50% of coverage in excess of $50 up to a maximum retention of $250 per individual life. For new business-owned life insurance policies, the Company retains 100% of the first $250 per individual life. New term and business-owned life insurance policies are reinsured to GWL&A. The Company does not assume business under reinsurance agreements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2016 and 2015, the reinsurance receivables had carrying values in the amounts of $4,192 and $5,266, respectively. Included in these amounts are $3,327 and $3,199 at December 31, 2016 and 2015, respectively, associated with reinsurance agreements with related parties. At December 31, 2016 and 2015, 18% and 23%, respectively, of the total reinsurance receivable was due from GWL&A. In addition, 62% and 38%, respectively, of the total reinsurance receivable was due from CLAC at December 31, 2016 and 2015.

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2016:

	Written and earned direct	Reinsurance ceded	Net
Life insurance in-force:
Individual	$3,262,704	$(1,589,747)	$1,672,957

Premium income:
Life insurance	$22,437	$(8,138)	$14,299

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2015:

	Written and earned direct	Reinsurance ceded	Net
Life insurance in-force:
Individual	$3,228,154	$(1,647,190)	$1,580,964

Premium income:
Life insurance	$21,111	$(7,352)	$13,759

The following tables summarize total premium income for the year ended December 31, 2014:

	Written and earned direct	Reinsurance ceded	Net
Premium income:
Life insurance	$20,802	$(7,347)	$13,455

Reinsurance recoveries for life and other policy benefits were $5,301, $6,840, and $4,976 for the years ended December 31, 2016, 2015, and 2014, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

7.  Deferred Acquisition Costs

The following table summarizes activity in DAC:

	2016	2015	2014
Balance, January 1,	$20,661	$15,481	$12,761

Capitalized additions	8,146	5,106	6,248

Amortization and writedowns	(1,607)	(3,499)	(1,184)

Unrealized investment (gains) losses	196	3,573	(2,344)

Balance, December 31,	$27,396	$20,661	$15,481

8.  Stockholder’s Equity and Dividend Restrictions

The Company had 10,000 shares of $1,000 par value common stock authorized, 2,500 of which were issued and outstanding at December 31, 2016, and 2015.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	Year Ended December 31,				December 31,
	2016	2015	2014		2016	2015
Net (loss) income	$(1,944)	$5,392	$1,510	Capital and surplus	$86,725	$88,786

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL. The Company’s risk-based capital ratio was in excess of the required amount as December 31, 2016.

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below.

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $2,250 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Statutory capital and surplus and net gain from operations at and for the year ended December 31, 2016 were $86,725 and $(1,944), respectively. Based on the as filed amounts, the Company may not pay dividends during the year ended December 31, 2017 without the approval of the New York Superintendent of Financial Services. Prior to any payment of dividends in 2017, the Company will seek approval from the Superintendent.

9.  Other Comprehensive Income

The following tables present the accumulated balances for each classification of other comprehensive income (loss):

	Year Ended December 31, 2016
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2016	$4,699	$(1,867)	$2,832

Other comprehensive income (loss) before reclassifications	756	24	780

Amounts reclassified from AOCI	(720)	—	(720)

Net current period other comprehensive income (loss)	36	24	60

Balances, December 31, 2016	$4,735	$(1,843)	$2,892

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Year Ended December 31, 2015
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2015	$17,816	$(5,162)	$12,654

Other comprehensive income (loss) before reclassifications	(12,546)	3,295	(9,251)

Amounts reclassified from AOCI	(571)	—	(571)

Net current period other comprehensive income (loss)	(13,117)	3,295	(9,822)

Balances, December 31, 2015	$4,699	$(1,867)	$2,832

	Year Ended December 31, 2014
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2014	$4,483	$(2,224)	$2,259

Other comprehensive income (loss) before reclassifications	13,508	(2,938)	10,570

Amounts reclassified from AOCI	(175)	—	(175)

Net current period other comprehensive income (loss)	13,333	(2,938)	10,395

Balances, December 31, 2014	$17,816	$(5,162)	$12,654

The following tables present the composition of other comprehensive income (loss):

	Year Ended December 31, 2016
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount

Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$1,163	$(407)	$756

Reclassification adjustment for (gains) losses, net, realized in net income	(1,107)	387	(720)

Net unrealized gains (losses) related to investments	56	(20)	36

Future policy benefits and DAC adjustments	36	(12)	24

Net unrealized gains (losses)	92	(32)	60

Other comprehensive income (loss)	$92	$(32)	$60

	Year Ended December 31, 2015
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$(19,301)	$6,755	$(12,546)

Reclassification adjustment for (gains) losses, net, realized in net income	(878)	307	(571)

Net unrealized gains (losses) related to investments	(20,179)	7,062	(13,117)

Future policy benefits and DAC adjustments	5,070	(1,775)	3,295

Net unrealized gains (losses)	(15,109)	5,287	(9,822)

Other comprehensive income (loss)	$(15,109)	$5,287	$(9,822)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Year Ended December 31, 2014
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$20,782	$(7,274)	$13,508

Reclassification adjustment for (gains) losses, net, realized in net income	(269)	94	(175)

Net unrealized gains (losses) related to investments	20,513	(7,180)	13,333

Future policy benefits and DAC adjustments	(4,520)	1,582	(2,938)

Net unrealized gains (losses)	15,993	(5,598)	10,395

Other comprehensive income (loss)	$15,993	$(5,598)	$10,395

The following table presents the reclassifications from accumulated other comprehensive income (loss):

	Year Ended December 31,
	2016	2015	2014
Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income (loss)			Affected line item in the statement where net income is presented
Unrealized holdings (gains) losses, net, arising on fixed maturities, available-for-sale	$(1,107)	$(878)	$(269)	Other realized investment (gains) losses, net

	(1,107)	(878)	(269)	Total before tax

	(387)	(307)	(94)	Tax expense or benefit

Total reclassification	$(720)	$(571)	$(175)	Net of tax

10.  General Insurance Expenses

The following table summarizes the significant components of general insurance expenses:

	Year Ended December 31,
	2016	2015	2014
Commissions	$14,818	$11,763	$11,759

Compensation	7,272	7,263	6,732

Other	7,107	1,918	401

Total general insurance expenses	$29,197	$20,944	$18,892

11.  Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,
	2016	2015	2014
Current	$1,646	$2,538	$1,849

Deferred	303	1,163	2,296

Total income tax provision	$1,949	$3,701	$4,145

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective income tax rate:

	Year Ended December 31,
	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0%	35.0%

Income tax effect of:

Tax Credits	(7.1)%	— %	— %

Other, net	(4.5)%	(2.4)%	(1.4)%

Effective income tax rate	23.4%	32.6%	33.6%

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities, is as follows:

	December 31,
	2016		2015
	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability
Policyholder reserves	$2,459	$—	$3,280	$—

Deferred acquisition costs	—	323	322	—

Investment assets	—	2,580	—	3,545

Policyholder dividends	1,015	—	1,085	—

Deferred director’s fees	331	—	293	—

Earnings on participating business	5,450	—	5,958	—

Tax credits	850	—	—	—

Other	—	109	36	—

Total deferred taxes	$10,105	$3,012	$10,974	$3,545

The deferred tax liability amounts presented for investment assets above include $1,557 and $1,525 related to the unrealized (gains) losses on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2016, and 2015, respectively.

The Company and its ultimate U.S. parent, Lifeco U.S., have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2012 and prior. Tax years 2013 through 2015 are open to federal examination by the Internal Revenue Service. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The Company generated $166 of foreign tax credit carry forwards during the year ended December 31, 2016. During the years ended December 31, 2010 through December 31, 2015, the Company generated credit carryforwards of $684. The Company determined in 2016 that it will amend its prior year previously filed federal income tax returns in order to elect to claim foreign tax credits in lieu of foreign tax expense. The credit will begin to expire in 2020.

Included in due to parent and affiliates at December 31, 2016 is $520 of income taxes receivable to affiliates related to the consolidated income tax return filed by GWL&A and certain subsidiaries. Included in due from parent and affiliates at December 31, 2015 is $1,804 of income taxes payable from affiliates related to the consolidated income tax return filed by GWL&A and certain subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

12.  Commitments and Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations or cash flows.

The Company makes commitments to fund investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2016, and 2015, were $13,000 and zero, respectively, all of which is due within one year from the dates indicated.

13.  Subsequent Event

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s financial statements through March 31, 2017, the date on which the Company’s financial statements were issued. No subsequent event has occurred requiring its recognition or disclosure in the Company’s financial statements.

COLI VUL-2 Series Account

of Great-West Life & Annuity

Insurance Company

Annual Statement for the Year Ended

December 31, 2016 and Report of Independent

Registered Public Accounting Firm

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	ALGER SMALL CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND	AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND

ASSETS:
Investments at fair value (1)	$338,728	$118,930	$7,292	$433,443	$50,235	$510,652
Investment income due and accrued
Purchase payments receivable

Total assets	338,728	118,930	7,292	433,443	50,235	510,652

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$338,728	$118,930	$7,292	$433,443	$50,235	$510,652

NET ASSETS REPRESENTED BY:
Accumulation units	$338,728	$118,930	$7,292	$433,443	$50,235	$510,652

ACCUMULATION UNITS OUTSTANDING	2,671	10,368	361	43,109	4,562	12,657

UNIT VALUE (ACCUMULATION)	$126.82	$11.47	$20.20	$10.05	$11.01	$40.35

(1) Cost of investments:	$456,255	$124,541	$5,748	$437,655	$54,260	$437,499
Shares of investments:	18,056	8,507	782	42,873	5,361	48,726

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	AMERICAN FUNDS IS NEW WORLD FUND	COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND	DAVIS FINANCIAL PORTFOLIO

ASSETS:
Investments at fair value (1)	$41,925	$2,016,617	$1,474,629	$1,336,132	$119,598	$5,912
Investment income due and accrued
Purchase payments receivable

Total assets	41,925	2,016,617	1,474,629	1,336,132	119,598	5,912

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$41,925	$2,016,617	$1,474,629	$1,336,132	$119,598	$5,912

NET ASSETS REPRESENTED BY:
Accumulation units	$41,925	$2,016,617	$1,474,629	$1,336,132	$119,598	$5,912

ACCUMULATION UNITS OUTSTANDING	3,294	105,585	134,951	75,762	4,148	293

UNIT VALUE (ACCUMULATION)	$12.73	$19.10	$10.93	$17.64	$28.83	$20.18

(1) Cost of investments:	$50,662	$2,072,354	$1,602,861	$1,502,327	$108,947	$6,413
Shares of investments:	2,126	30,135	87,985	68,379	6,258	421

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	DAVIS VALUE PORTFOLIO	DELAWARE VIP SMALL CAP VALUE SERIES	DEUTSCHE CORE EQUITY VIP	DEUTSCHE GLOBAL SMALL CAP VIP	DEUTSCHE HIGH INCOME VIP	DEUTSCHE LARGE CAP VALUE VIP

ASSETS:
Investments at fair value (1)	$338,031	$13,971	$13,813	$108,768	$45,935	$311,283
Investment income due and accrued
Purchase payments receivable

Total assets	338,031	13,971	13,813	108,768	45,935	311,283

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$338,031	$13,971	$13,813	$108,768	$45,935	$311,283

NET ASSETS REPRESENTED BY:
Accumulation units	$338,031	$13,971	$13,813	$108,768	$45,935	$311,283

ACCUMULATION UNITS OUTSTANDING	16,430	1,092	737	5,220	2,688	23,714

UNIT VALUE (ACCUMULATION)	$20.57	$12.79	$18.74	$20.84	$17.09	$13.13

(1) Cost of investments:	$415,463	$12,342	$12,819	$118,807	$46,242	$345,545
Shares of investments:	37,146	352	1,050	9,241	7,314	22,639

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	DEUTSCHE SMALL CAP INDEX VIP	DEUTSCHE SMALL MID CAP VALUE VIP	DREYFUS STOCK INDEX FUND, INC	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	FEDERATED HIGH INCOME BOND FUND II	FEDERATED KAUFMANN FUND II

ASSETS:
Investments at fair value (1)	$3,089,209	$1,543,876	$21,120,406	$84,720	$28,663	$64,831
Investment income due and accrued
Purchase payments receivable

Total assets	3,089,209	1,543,876	21,226,791	84,720	28,663	64,831

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$3,089,209	$1,543,876	$21,226,791	$84,720	$28,663	$64,831

NET ASSETS REPRESENTED BY:
Accumulation units	$3,089,209	$1,543,876	$21,226,791	$84,720	$28,663	$64,831

ACCUMULATION UNITS OUTSTANDING	144,356	64,466	1,043,813	4,518	1,003	3,242

UNIT VALUE (ACCUMULATION)	$21.40	$23.95	$20.34	$18.75	$28.58	$20.00

(1) Cost of investments:	$2,845,877	$1,430,147	$17,724,624	$89,733	$27,367	$64,460
Shares of investments:	184,101	92,725	460,541	5,028	4,190	3,882

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	GOLDMAN SACHS VIT MID CAP VALUE FUND	GREAT-WEST AGGRESSIVE PROFILE I FUND

ASSETS:
Investments at fair value (1)	$2,336,392	$952,129	$793,485	$964,673	$10,204	$512,579
Investment income due and accrued
Purchase payments receivable

Total assets	2,336,392	952,129	793,485	964,673	10,204	512,579

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$2,336,392	$952,129	$793,485	$964,673	$10,204	$512,579

NET ASSETS REPRESENTED BY:
Accumulation units	$2,336,392	$952,129	$793,485	$964,673	$10,204	$512,579

ACCUMULATION UNITS OUTSTANDING	80,919	55,120	38,002	21,102	740	21,948

UNIT VALUE (ACCUMULATION)	$28.87	$17.27	$20.88	$45.71	$13.79	$23.35

(1) Cost of investments:	$2,292,927	$1,012,928	$797,854	$964,237	$10,341	$549,359
Shares of investments:	72,000	16,292	64,302	29,206	629	56,890

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	GREAT-WEST ARIEL MID CAP VALUE FUND	GREAT-WEST BOND INDEX FUND	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST FEDERATED BOND FUND	GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND	GREAT-WEST GOVERNMENT MONEY MARKET FUND

ASSETS:
Investments at fair value (1)	$596,010	$1,962,648	$368,711	$2,348,860	$697	$13,202,965
Investment income due and accrued						42
Purchase payments receivable

Total assets	596,010	1,962,648	368,711	2,348,860	697	13,203,007

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$596,010	$1,962,648	$368,711	$2,348,860	$697	$13,203,007

NET ASSETS REPRESENTED BY:
Accumulation units	$596,010	$1,962,648	$368,711	$2,348,860	$697	$13,203,007

ACCUMULATION UNITS OUTSTANDING	13,109	141,648	16,391	167,542	62	1,014,648

UNIT VALUE (ACCUMULATION)	$45.47	$13.86	$22.49	$14.02	$11.24	$13.01

(1) Cost of investments:	$597,117	$2,006,053	$376,240	$2,425,299	$720	$13,202,965
Shares of investments:	359,042	144,952	46,672	223,064	56	13,202,965

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST LIFETIME 2015 FUND	GREAT-WEST LIFETIME 2025 FUND	GREAT-WEST LIFETIME 2030 FUND	GREAT-WEST LIFETIME 2035 FUND	GREAT-WEST LIFETIME 2040 FUND

ASSETS:
Investments at fair value (1)	$4,093	$226,943	$901,328	$93,324	$248,710	$87,506
Investment income due and accrued
Purchase payments receivable

Total assets	4,093	226,943	901,328	93,324	248,710	87,506

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$4,093	$226,943	$901,328	$93,324	$248,710	$87,506

NET ASSETS REPRESENTED BY:
Accumulation units	$4,093	$226,943	$901,328	$93,324	$248,710	$87,506

ACCUMULATION UNITS OUTSTANDING	394	21,760	85,791	8,795	23,473	8,171

UNIT VALUE (ACCUMULATION)	$10.39	$10.43	$10.51	$10.61	$10.60	$10.71

(1) Cost of investments:	$3,968	$225,092	$894,232	$94,477	$246,064	$85,474
Shares of investments:	410	17,115	64,519	8,973	18,088	8,374

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2045 FUND	GREAT-WEST LIFETIME 2055 FUND	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND

ASSETS:
Investments at fair value (1)	$137,853	$55,670	$789,638	$734,668	$3,567,040	$270,564
Investment income due and accrued
Purchase payments receivable

Total assets	137,853	55,670	789,638	734,668	3,567,040	270,564

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$137,853	$55,670	$789,638	$734,668	$3,567,040	$270,564

NET ASSETS REPRESENTED BY:
Accumulation units	$137,853	$55,670	$789,638	$734,668	$3,567,040	$270,564

ACCUMULATION UNITS OUTSTANDING	12,969	5,242	21,393	19,247	327,742	11,564

UNIT VALUE (ACCUMULATION)	$10.63	$10.62	$36.91	$38.17	$10.88	$23.40

(1) Cost of investments:	$133,731	$54,102	$806,445	$684,925	$3,624,601	$283,237
Shares of investments:	10,136	3,471	61,450	26,960	304,615	33,863

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MULTI- MANAGER LARGE CAP GROWTH FUND	GREAT-WEST S&P MID CAP 400® INDEX FUND	GREAT-WEST S&P SMALL CAP 600® INDEX FUND	GREAT-WEST SHORT DURATION BOND FUND

ASSETS:
Investments at fair value (1)	$66,231	$30,137	$158,470	$420,218	$128,908	$7,237,638
Investment income due and accrued
Purchase payments receivable

Total assets	66,231	30,137	158,470	420,218	128,908	7,237,638

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$66,231	$30,137	$158,470	$420,218	$128,908	$7,237,638

NET ASSETS REPRESENTED BY:
Accumulation units	$66,231	$30,137	$158,470	$420,218	$128,908	$7,237,638

ACCUMULATION UNITS OUTSTANDING	2,839	1,330	6,539	27,827	9,709	526,650

UNIT VALUE (ACCUMULATION)	$23.33	$22.66	$24.23	$15.10	$13.28	$13.74

(1) Cost of investments:	$70,654	$29,763	$168,756	$412,295	$108,058	$7,316,479
Shares of investments:	7,501	3,879	18,666	27,358	9,766	706,801

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	INVESCO V.I. CORE EQUITY FUND	INVESCO V.I. DIVERSIFIED DIVIDEND FUND

ASSETS:
Investments at fair value (1)	$1,533,359	$3,008,648	$4,247,890	$3,840,828	$147,115	$4
Investment income due and accrued
Purchase payments receivable

Total assets	1,533,359	3,008,648	4,247,890	3,840,828	147,115	4

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$1,533,359	$3,008,648	$4,247,890	$3,840,828	$147,115	$4

NET ASSETS REPRESENTED BY:
Accumulation units	$1,533,359	$3,008,648	$4,247,890	$3,840,828	$147,115	$4

ACCUMULATION UNITS OUTSTANDING	60,297	86,186	304,075	178,126	7,065	0

UNIT VALUE (ACCUMULATION)	$25.43	$34.91	$13.97	$21.56	$20.82	$12.70

(1) Cost of investments:	$1,495,172	$3,020,358	$4,731,426	$3,976,656	$161,570	$4
Shares of investments:	80,029	136,015	509,339	324,121	4,254	0

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	INVESCO V.I. GLOBAL HEALTH CARE FUND	INVESCO V.I. GLOBAL REAL ESTATE FUND	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND	INVESCO V.I. TECHNOLOGY FUND	JANUS ASPEN BALANCED PORTFOLIO

ASSETS:
Investments at fair value (1)	$112,109	$1,493,649	$2,779,331	$412,335	$171,435	$1,183,052
Investment income due and accrued
Purchase payments receivable

Total assets	112,109	1,493,649	2,779,331	412,335	171,435	1,183,052

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$112,109	$1,493,649	$2,779,331	$412,335	$171,435	$1,183,052

NET ASSETS REPRESENTED BY:
Accumulation units	$112,109	$1,493,649	$2,779,331	$412,335	$171,435	$1,183,052

ACCUMULATION UNITS OUTSTANDING	4,263	42,905	190,705	18,644	9,369	45,613

UNIT VALUE (ACCUMULATION)	$26.30	$34.81	$14.57	$22.12	$18.30	$25.94

(1) Cost of investments:	$143,743	$1,499,063	$2,863,728	$410,716	$181,942	$1,172,240
Shares of investments:	4,650	92,486	84,504	32,038	9,583	39,019

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL RESEARCH PORTFOLIO	JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO	JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO

ASSETS:
Investments at fair value (1)	$1,988,940	$3,230,919	$614,693	$113,982	$56,049	$1,893
Investment income due and accrued
Purchase payments receivable

Total assets	1,988,940	3,230,919	614,693	113,982	56,049	1,893

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$1,988,940	$3,230,919	$614,693	$113,982	$56,049	$1,893

NET ASSETS REPRESENTED BY:
Accumulation units	$1,988,940	$3,230,919	$614,693	$113,982	$56,049	$1,893

ACCUMULATION UNITS OUTSTANDING	77,466	94,309	56,253	3,976	2,528	185

UNIT VALUE (ACCUMULATION)	$25.68	$34.26	$10.93	$28.67	$22.17	$20.57

(1) Cost of investments:	$2,049,202	$3,307,163	$636,759	$97,976	$70,847	$1,893
Shares of investments:	171,165	100,370	15,129	13,618	2,261	98

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS
	LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO	MFS VIT VALUE SERIES	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO	NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO

ASSETS:
Investments at fair value (1)	$20,519	$170,194	$149,045	$14,416	$237,487	$712,172
Investment income due and accrued
Purchase payments receivable

Total assets	20,519	170,194	149,045	14,416	237,487	712,172

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$20,519	$170,194	$149,045	$14,416	$237,487	$712,172

NET ASSETS REPRESENTED BY:
Accumulation units	$20,519	$170,194	$149,045	$14,416	$237,487	$712,172

ACCUMULATION UNITS OUTSTANDING	2,402	15,324	6,092	580	12,353	31,856

UNIT VALUE (ACCUMULATION)	$8.54	$11.11	$24.47	$24.86	$19.23	$22.36

(1) Cost of investments:	$20,860	$175,443	$204,331	$11,160	$263,935	$631,261
Shares of investments:	946	9,005	10,167	946	10,504	42,115

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO

ASSETS:
Investments at fair value (1)	$7,276	$253,104	$481,130	$4,856,159	$618,262	$3,450,387
Investment income due and accrued			2,200	6,293	978	5,834
Purchase payments receivable

Total assets	7,276	253,104	483,330	4,862,452	619,240	3,456,221

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$7,276	$253,104	$483,330	$4,862,452	$619,240	$3,456,221

NET ASSETS REPRESENTED BY:
Accumulation units	$7,276	$253,104	$483,330	$4,862,452	$619,240	$3,456,221

ACCUMULATION UNITS OUTSTANDING	259	22,924	21,405	325,876	36,374	184,563

UNIT VALUE (ACCUMULATION)	$28.09	$11.04	$22.58	$14.92	$17.02	$18.73

(1) Cost of investments:	$6,944	$231,292	$491,024	$4,968,340	$634,566	$3,601,071
Shares of investments:	322	10,511	62,081	474,234	50,388	324,284

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	PIONEER REAL ESTATE SHARES VCT PORTFOLIO	PUTNAM VT EQUITY INCOME FUND	PUTNAM VT HIGH YIELD FUND	PUTNAM VT INTERNATIONAL GROWTH FUND	PUTNAM VT MULTI-CAP VALUE FUND	ROYCE CAPITAL FUND - MICRO- CAP PORTFOLIO

ASSETS:
Investments at fair value (1)	$2,470	$333,181	$623,182	$6,804	$73,029	$25,713
Investment income due and accrued
Purchase payments receivable

Total assets	2,470	333,181	623,182	6,804	73,029	25,713

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0	0	0

NET ASSETS	$2,470	$333,181	$623,182	$6,804	$73,029	$25,713

NET ASSETS REPRESENTED BY:
Accumulation units	$2,470	$333,181	$623,182	$6,804	$73,029	$25,713

ACCUMULATION UNITS OUTSTANDING	238	11,067	28,607	380	2,274	1,830

UNIT VALUE (ACCUMULATION)	$10.38	$30.11	$21.78	$17.91	$32.11	$14.05

(1) Cost of investments:	$2,445	$300,325	$616,452	$6,735	$72,664	$24,580
Shares of investments:	151	13,999	95,874	386	4,145	2,353

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	ROYCE CAPITAL FUND - SMALL- CAP PORTFOLIO	T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND

ASSETS:
Investments at fair value (1)	$1,123,749	$66,584	$37,345	$751,538
Investment income due and accrued
Purchase payments receivable

Total assets	1,123,749	66,584	37,345	751,538

LIABILITIES:
Payable for investments purchased

Total liabilities	0	0	0	0

NET ASSETS	$1,123,749	$66,584	$37,345	$751,538

NET ASSETS REPRESENTED BY:
Accumulation units	$1,123,749	$66,584	$37,345	$751,538

ACCUMULATION UNITS OUTSTANDING	59,560	6,365	1,061	13,196

UNIT VALUE (ACCUMULATION)	$18.87	$10.46	$35.20	$56.95

(1) Cost of investments:	$1,374,526	$66,388	$45,209	$687,659
Shares of investments:	137,043	2,961	3,591	31,132

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

		ALGER SMALL CAP GROWTH PORTFOLIO		AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND	AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND
						(1)

INVESTMENT INCOME:
Dividends	$		$		$231	$1,547	$474	$7,565

NET INVESTMENT INCOME (LOSS)		0		0	231	1,547	474	7,565

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		(26,834)		(552)	2,319	(15)	(244)	4,005
Realized gain distributions		46,836		11,038	226

Net realized gain (loss) on investments		20,002		10,486	2,545	(15)	(244)	4,005

Change in net unrealized appreciation (depreciation) on investments		4,156		(6,777)	(1,625)	(4,212)	(2,668)	77,511

Net realized and unrealized gain (loss) on investments		24,158		3,709	920	(4,227)	(2,912)	81,516

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$24,158		$3,709	$1,151	$(2,680)	$(2,438)	$89,081

	(1) For the period September 7, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	AMERICAN FUNDS IS NEW WORLD FUND	COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND	DAVIS FINANCIAL PORTFOLIO

INVESTMENT INCOME:
Dividends	$104	$15,832	$20,346	$10,036	$928	$55

NET INVESTMENT INCOME (LOSS)	104	15,832	20,346	10,036	928	55

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(5,015)	26,699	(696)	(5,504)	(27,839)	(409)
Realized gain distributions	7,952	209,924	117,440	0	14,288	405

Net realized gain (loss) on investments	2,937	236,623	116,744	(5,504)	(13,551)	(4)

Change in net unrealized appreciation (depreciation) on investments	(4,097)	(45,495)	(90,081)	60,966	40,070	730

Net realized and unrealized gain (loss) on investments	(1,160)	191,128	26,663	55,462	26,519	726

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,056)	$206,960	$47,009	$65,498	$27,447	$781

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	DAVIS VALUE PORTFOLIO	DELAWARE VIP SMALL CAP VALUE SERIES	DEUTSCHE CORE EQUITY VIP	DEUTSCHE GLOBAL SMALL CAP VIP	DEUTSCHE HIGH INCOME VIP	DEUTSCHE LARGE CAP VALUE VIP

INVESTMENT INCOME:
Dividends	$4,051	$56	$181	$225	$1,753	$3,150

NET INVESTMENT INCOME (LOSS)	4,051	56	181	225	1,753	3,150

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(9,014)	4	(27)	(3,003)	(76)	(10,604)
Realized gain distributions	48,523	700	1,151	6,939		15,571

Net realized gain (loss) on investments	39,509	704	1,124	3,936	(76)	4,967

Change in net unrealized appreciation (depreciation) on investments	(5,024)	1,629	1,000	(2,967)	2,645	(10,883)

Net realized and unrealized gain (loss) on investments	34,485	2,333	2,124	969	2,569	(5,916)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,536	$2,389	$2,305	$1,194	$4,322	$(2,766)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	DEUTSCHE SMALL CAP INDEX VIP	DEUTSCHE SMALL MID CAP VALUE VIP	DREYFUS STOCK INDEX FUND, INC	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	FEDERATED HIGH INCOME BOND FUND II		FEDERATED KAUFMANN FUND II

INVESTMENT INCOME:
Dividends	$29,135	$9,983	$411,883	$912	$1,663	$

NET INVESTMENT INCOME (LOSS)	29,135	9,983	411,883	912	1,663		0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	23,930	69,926	557,026	(1,044)	75		43
Realized gain distributions	202,286	176,100	708,666				3,828

Net realized gain (loss) on investments	226,216	246,026	1,265,692	(1,044)	75		3,871

Change in net unrealized appreciation (depreciation) on investments	290,860	(3,584)	619,387	(5,592)	1,990		600

Net realized and unrealized gain (loss) on investments	517,076	242,442	1,885,079	(6,636)	2,065		4,471

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$546,211	$252,425	$2,296,962	$(5,724)	$3,728		$4,471

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	GOLDMAN SACHS VIT MID CAP VALUE FUND	GREAT-WEST AGGRESSIVE PROFILE I FUND
						(1)

INVESTMENT INCOME:
Dividends	$14,028	$		$17,699	$2,883	$132	$9,253

NET INVESTMENT INCOME (LOSS)	14,028		0	17,699	2,883	132	9,253

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	57,509		(12,649)	(2,406)	2,798	1	(18,366)
Realized gain distributions	180,639		82,967	391	52,901	5	36,469

Net realized gain (loss) on investments	238,148		70,318	(2,015)	55,699	6	18,103

Change in net unrealized appreciation (depreciation) on investments	(76,197)		(66,568)	18,496	44,243	(137)	11,461

Net realized and unrealized gain (loss) on investments	161,951		3,750	16,481	99,942	(131)	29,564

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$175,979		$3,750	$34,180	$102,825	$1	$38,817

	(1) For the period December 6, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST ARIEL MID CAP VALUE FUND	GREAT-WEST BOND INDEX FUND	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST FEDERATED BOND FUND	GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND	GREAT-WEST GOVERNMENT MONEY MARKET FUND
					(1)

INVESTMENT INCOME:
Dividends	$8,333	$18,602	$6,506	$23,685	$11	$42

NET INVESTMENT INCOME (LOSS)	8,333	18,602	6,506	23,685	11	42

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(11,882)	(1,568)	(15,511)	34
Realized gain distributions	3,809	4,268	8,039		6

Net realized gain (loss) on investments	(8,073)	2,700	(7,472)	34	6	0

Change in net unrealized appreciation (depreciation) on investments	73,565	10,013	23,408	(76,264)	(23)

Net realized and unrealized gain (loss) on investments	65,492	12,713	15,936	(76,230)	(17)	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,825	$31,315	$22,442	$(52,545)	$(6)	$42

	(1) For the period December 23, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST LIFETIME 2015 FUND	GREAT-WEST LIFETIME 2015 FUND II	GREAT-WEST LIFETIME 2025 FUND	GREAT-WEST LIFETIME 2025 FUND II	GREAT-WEST LIFETIME 2030 FUND
		(1)	(2)	(1)	(2)	(3)

INVESTMENT INCOME:
Dividends	$68	$3,799	$242	$14,523	$712	$1,101

NET INVESTMENT INCOME (LOSS)	68	3,799	242	14,523	712	1,101

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(1,387)	197	(10,533)	208	(33,544)
Realized gain distributions	2	1,871	3,133	10,437	13,825	111

Net realized gain (loss) on investments	(1,385)	2,068	(7,400)	10,645	(19,719)	111

Change in net unrealized appreciation (depreciation) on investments	2,125	1,851	11,976	7,096	35,392	(1,153)

Net realized and unrealized gain (loss) on investments	740	3,919	4,576	17,741	15,673	(1,042)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$808	$7,718	$4,818	$32,264	$16,385	$59

	(1) For the period April 25, 2016 to December 31, 2016. (2) For the period January 1, 2016 to April 25, 2016. (3) For the period December 23, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2035 FUND	GREAT-WEST LIFETIME 2035 FUND II	GREAT-WEST LIFETIME 2040 FUND	GREAT-WEST LIFETIME 2045 FUND	GREAT-WEST LIFETIME 2045 FUND II	GREAT-WEST LIFETIME 2055 FUND
	(1)	(2)	(3)	(1)	(2)	(1)

INVESTMENT INCOME:
Dividends	$3,786	$128	$1,300	$2,098	$53	$919

NET INVESTMENT INCOME (LOSS)	3,786	128	1,300	2,098	53	919

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	82	(11,048)	86	60	(12,226)	7
Realized gain distributions	3,896	5,140	285	2,017	3,337	704

Net realized gain (loss) on investments	3,978	(5,908)	371	2,077	(8,889)	711

Change in net unrealized appreciation (depreciation) on investments	2,646	10,224	2,032	4,122	11,510	1,568

Net realized and unrealized gain (loss) on investments	6,624	4,316	2,403	6,199	2,621	2,279

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,410	$4,444	$3,703	$8,297	$2,674	$3,198

	(1) For the period April 25, 2016 to December 31, 2016. (2) For the period January 1, 2016 to April 25, 2016. (3) For the period July 8, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2055 FUND II	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
	(1)

INVESTMENT INCOME:
Dividends	$26	$16,584	$516	$22,665	$4,182	$1,308

NET INVESTMENT INCOME (LOSS)	26	16,584	516	22,665	4,182	1,308

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(4,974)	(19,588)	(5,512)	26,526	(17,688)	(782)
Realized gain distributions	1,397	4,522	19,523	68,806	10,734	3,570

Net realized gain (loss) on investments	(3,577)	(15,066)	14,011	95,332	(6,954)	2,788

Change in net unrealized appreciation (depreciation) on investments	4,639	71,389	149,474	96,554	24,930	1,317

Net realized and unrealized gain (loss) on investments	1,062	56,323	163,485	191,886	17,976	4,105

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,088	$72,907	$164,001	$214,551	$22,158	$5,413

	(1) For the period January 1, 2016 to April 25, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MULTI- MANAGER LARGE CAP GROWTH FUND	GREAT-WEST S&P MID CAP 400® INDEX FUND	GREAT-WEST S&P SMALL CAP 600® INDEX FUND	GREAT-WEST SHORT DURATION BOND FUND		GREAT-WEST SMALL CAP GROWTH FUND
				(1)			(2)

INVESTMENT INCOME:
Dividends	$479	$251	$2,020	$1,148	$99,815	$

NET INVESTMENT INCOME (LOSS)	479	251	2,020	1,148	99,815		0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(1,800)	(42)	(3,647)	405	10,225		(91,183)
Realized gain distributions	532	7,737	15,040	6,082	1,118

Net realized gain (loss) on investments	(1,268)	7,695	11,393	6,487	11,343		(91,183)

Change in net unrealized appreciation (depreciation) on investments	2,723	(5,497)	52,318	20,850	(14,257)		81,858

Net realized and unrealized gain (loss) on investments	1,455	2,198	63,711	27,337	(2,914)		(9,325)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,934	$2,449	$65,731	$28,485	$96,901		$(9,325)

	(1) For the period March 10, 2016 to December 31, 2016. (2) For the period January 1, 2016 to March 10, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	INVESCO V.I. CORE EQUITY FUND		INVESCO V.I. GLOBAL HEALTH CARE FUND

INVESTMENT INCOME:
Dividends	$10,894	$1,623	$55,424	$71,232	$1,094	$

NET INVESTMENT INCOME (LOSS)	10,894	1,623	55,424	71,232	1,094		0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(99,188)	99,942	(56,477)	(10,119)	(645)		(7,846)
Realized gain distributions	52,662	112,381		12,246	9,804		16,804

Net realized gain (loss) on investments	(46,526)	212,323	(56,477)	2,127	9,159		8,958

Change in net unrealized appreciation (depreciation) on investments	316,316	(48,306)	125,756	(13,864)	4,106		(21,444)

Net realized and unrealized gain (loss) on investments	269,790	164,017	69,279	(11,737)	13,265		(12,486)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$280,684	$165,640	$124,703	$59,495	$14,359		$(12,486)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	INVESCO V.I. GLOBAL REAL ESTATE FUND	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND		INVESCO V.I. TECHNOLOGY FUND	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO

INVESTMENT INCOME:
Dividends	$22,907	$40,699	$291	$		$25,161	$101,034

NET INVESTMENT INCOME (LOSS)	22,907	40,699	291		0	25,161	101,034

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	4,610	31,119	(27,264)		(7,660)	(34,668)	(11,020)
Realized gain distributions	26,799		24,783		7,330	16,144

Net realized gain (loss) on investments	31,409	31,119	(2,481)		(330)	(18,524)	(11,020)

Change in net unrealized appreciation (depreciation) on investments	(23,473)	(87,176)	49,532		288	35,273	106,465

Net realized and unrealized gain (loss) on investments	7,936	(56,057)	47,051		(42)	16,749	95,445

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,843	$(15,358)	$47,342		$(42)	$41,910	$196,479

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

		JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL RESEARCH PORTFOLIO	JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO		JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO		LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO
							(1)		(2)

INVESTMENT INCOME:
Dividends	$		$6,495	$156	$2,585	$		$

NET INVESTMENT INCOME (LOSS)		0	6,495	156	2,585		0		0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		(87,726)	(4,025)	408	(6,770)				(3)
Realized gain distributions		165,291		2,798	1,715

Net realized gain (loss) on investments		77,565	(4,025)	3,206	(5,055)		0		(3)

Change in net unrealized appreciation (depreciation) on investments		(51,400)	14,921	6,665	(3,187)		(19)		(341)

Net realized and unrealized gain (loss) on investments		26,165	10,896	9,871	(8,242)		(19)		(344)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$26,165	$17,391	$10,027	$(5,657)		$(19)		$(344)

	(1) For the period December 23, 2016 to December 31, 2016. (2) For the period September 7, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	MFS VIT VALUE SERIES	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO		NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I		NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS S	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO
	(1)						(2)

INVESTMENT INCOME:
Dividends	$3,390	$789	$107	$		$		$4,431

NET INVESTMENT INCOME (LOSS)	3,390	789	107		0		0	4,431

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	18	(4,123)	964		(3,434)		1,830	27,631
Realized gain distributions	13,096	27,172	1,178		10,862			50,377

Net realized gain (loss) on investments	13,114	23,049	2,142		7,428		1,830	78,008

Change in net unrealized appreciation (depreciation) on investments	(5,249)	(11,819)	1,327		2,420		500	16,611

Net realized and unrealized gain (loss) on investments	7,865	11,230	3,469		9,848		2,330	94,619

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,255	$12,019	$3,576		$9,848		$2,330	$99,050

	(1) For the period March 8, 2016 to December 31, 2016. (2) For the period January 1, 2016 to August 30, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

		NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO
		(1)

INVESTMENT INCOME:
Dividends	$		$15	$25,197	$46,081	$23,674	$120,343

NET INVESTMENT INCOME (LOSS)		0	15	25,197	46,081	23,674	120,343

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		24	188	(6,061)	(5,609)	(49,457)	(199,974)
Realized gain distributions			113

Net realized gain (loss) on investments		24	301	(6,061)	(5,609)	(49,457)	(199,974)

Change in net unrealized appreciation (depreciation) on investments		332	21,812	37,689	(1,055)	86,989	324,054

Net realized and unrealized gain (loss) on investments		356	22,113	31,628	(6,664)	37,532	124,080

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$356	$22,128	$56,825	$39,417	$61,206	$244,423

	(1) For the period November 8, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	PIONEER REAL ESTATE SHARES VCT PORTFOLIO	PUTNAM VT EQUITY INCOME FUND	PUTNAM VT HIGH YIELD FUND		PUTNAM VT INTERNATIONAL GROWTH FUND	PUTNAM VT MULTI-CAP VALUE FUND	ROYCE CAPITAL FUND - MICRO- CAP PORTFOLIO
	(1)				(2)

INVESTMENT INCOME:
Dividends	$26	$5,955	$35,369	$		$330	$123

NET INVESTMENT INCOME (LOSS)	26	5,955	35,369		0	330	123

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		14,806	(10,605)		1	(132)	(9,319)
Realized gain distributions		4,954				4,123

Net realized gain (loss) on investments	0	19,760	(10,605)		1	3,991	(9,319)

Change in net unrealized appreciation (depreciation) on investments	25	16,335	58,495		69	2,083	13,909

Net realized and unrealized gain (loss) on investments	25	36,095	47,890		70	6,074	4,590

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$51	$42,050	$83,259		$70	$6,404	$4,713

	(1) For the period December 23, 2016 to December 31, 2016. (2) For the period December 6, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	INVESTMENT DIVISIONS

	ROYCE CAPITAL FUND - SMALL- CAP PORTFOLIO		T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND
			(1)

INVESTMENT INCOME:
Dividends	$16,909	$		$189	$3,231

NET INVESTMENT INCOME (LOSS)	16,909		0	189	3,231

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(8,877)		44	(1,135)	(116,145)
Realized gain distributions	185,117			205

Net realized gain (loss) on investments	176,240		44	(930)	(116,145)

Change in net unrealized appreciation (depreciation) on investments	(1,121)		196	1,418	385,479

Net realized and unrealized gain (loss) on investments	175,119		240	488	269,334

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$192,028		$240	$677	$272,565

	(1) For the period September 14, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
		ALGER SMALL CAP GROWTH PORTFOLIO				AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND			AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND
		2016		2015		2016		2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$		$		$231	$356
Net realized gain (loss) on investments		20,002		98,849		10,486		8,676	2,545	2,867
Change in net unrealized appreciation (depreciation) on investments		4,156		(108,109)		(6,777)		(6,885)	(1,625)	(4,235)

Increase (decrease) in net assets resulting from operations		24,158		(9,260)		3,709		1,791	1,151	(1,012)

CONTRACT TRANSACTIONS:
Purchase payments received		1,500		1,499		5,024		7,024
Transfers for contract benefits and terminations		(8,317)		(5,937)		(4,155)		(4,160)	(7,043)	(7,349)
Net transfers		(5,310)		(63,087)		(5,565)		1,288
Contract maintenance charges		(107)		(116)		(57)		(60)	(20)	(23)
Other, net				(619)

Increase (decrease) in net assets resulting from contract transactions		(12,234)		(68,260)		(4,753)		4,092	(7,063)	(7,372)

Total increase (decrease) in net assets		11,924		(77,520)		(1,044)		5,883	(5,912)	(8,384)

NET ASSETS:
Beginning of period		326,804		404,324		119,974		114,091	13,204	21,588

End of period		$338,728		$326,804		$118,930		$119,974	$7,292	$13,204

CHANGES IN UNITS OUTSTANDING:
Units issued		440		223		1,124		1,744	1	3
Units redeemed		(507)		(760)		(1,553)		(1,413)	(383)	(406)

Net increase (decrease)		(67)		(537)		(429)		331	(382)	(403)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
	AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND			AMERICAN CENTURY INVESTMENTS VP ULTRA FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND
	2016	2016	2015		2015	2016	2015
	(1)				(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,547	$474	$2,109	$		$7,565	$6,544
Net realized gain (loss) on investments	(15)	(244)	168,296		3,671	4,005	264,654
Change in net unrealized appreciation (depreciation) on investments	(4,212)	(2,668)	(133,427)		(1,570)	77,511	(272,855)

Increase (decrease) in net assets resulting from operations	(2,680)	(2,438)	36,978		2,101	89,081	(1,657)

CONTRACT TRANSACTIONS:
Purchase payments received						650	29,542
Transfers for contract benefits and terminations	(549)	(899)	(3,316)		(26,325)	(16,918)	(126,028)
Net transfers	436,700	5,683	(540,859)		(9,353)	329,860	(610,617)
Contract maintenance charges	(28)	(21)	(170)		(4)	(260)	(269)
Other, net					(3,150)

Increase (decrease) in net assets resulting from contract transactions	436,123	4,763	(544,345)		(38,832)	313,332	(707,372)

Total increase (decrease) in net assets	433,443	2,325	(507,367)		(36,731)	402,413	(709,029)

NET ASSETS:
Beginning of period	0	47,910	555,277		36,731	108,239	817,268

End of period	$433,443	$50,235	$47,910		$0	$510,652	$108,239

CHANGES IN UNITS OUTSTANDING:
Units issued	43,190	717	341		334	12,759	1,514
Units redeemed	(81)	(266)	(44,241)		(2,104)	(3,334)	(21,739)

Net increase (decrease)	43,109	451	(43,900)		(1,770)	9,425	(20,225)

	(1) For the period September 7, 2016 to December 31, 2016. (2) For the period January 1, 2015 to March 6, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND			AMERICAN FUNDS IS GROWTH FUND		AMERICAN FUNDS IS INTERNATIONAL FUND
	2016		2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$104	$		$15,832	$12,827	$20,346	$22,097
Net realized gain (loss) on investments	2,937		32,848	236,623	477,231	116,744	163,767
Change in net unrealized appreciation (depreciation) on investments	(4,097)		(26,309)	(45,495)	(353,723)	(90,081)	(236,577)

Increase (decrease) in net assets resulting from operations	(1,056)		6,539	206,960	136,335	47,009	(50,713)

CONTRACT TRANSACTIONS:
Purchase payments received	1,250		1,616	80,278	57,235	33,272	26,245
Transfers for contract benefits and terminations	(4,902)		(1,748)	(472,196)	(105,139)	(29,559)	(358,107)
Net transfers	(31,156)		(72,314)	97,575	42,169	54,247	50,080
Contract maintenance charges	(24)		(38)	(999)	(993)	(680)	(745)
Other, net							(11,335)

Increase (decrease) in net assets resulting from contract transactions	(34,832)		(72,484)	(295,342)	(6,728)	57,280	(293,862)

Total increase (decrease) in net assets	(35,888)		(65,945)	(88,382)	129,607	104,289	(344,575)

NET ASSETS:
Beginning of period	77,813		143,758	2,104,999	1,975,392	1,370,340	1,714,915

End of period	$41,925		$77,813	$2,016,617	$2,104,999	$1,474,629	$1,370,340

CHANGES IN UNITS OUTSTANDING:
Units issued	673		1,459	19,174	13,534	8,929	10,800
Units redeemed	(3,621)		(6,779)	(34,258)	(13,870)	(3,814)	(36,094)

Net increase (decrease)	(2,948)		(5,320)	(15,084)	(336)	5,115	(25,294)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS NEW WORLD FUND		COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND		DAVIS FINANCIAL PORTFOLIO
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$10,036	$7,191	$928	$2,064	$55	$67
Net realized gain (loss) on investments	(5,504)	58,194	(13,551)	26,757	(4)	1,105
Change in net unrealized appreciation (depreciation) on investments	60,966	(114,224)	40,070	(43,858)	730	(1,449)

Increase (decrease) in net assets resulting from operations	65,498	(48,839)	27,447	(15,037)	781	(277)

CONTRACT TRANSACTIONS:
Purchase payments received	10,625	12,851	11,125	11,209	37	192
Transfers for contract benefits and terminations	(17,157)	(56,899)	(59,133)	(8,634)	(133)	(219)
Net transfers	67,608	338,289	(66,173)	(29,399)	(2,186)	(3,347)
Contract maintenance charges	(422)	(366)	(52)	(107)	(5)	(6)
Other, net		(1,661)

Increase (decrease) in net assets resulting from contract transactions	60,654	292,214	(114,233)	(26,931)	(2,287)	(3,380)

Total increase (decrease) in net assets	126,152	243,375	(86,786)	(41,968)	(1,506)	(3,657)

NET ASSETS:
Beginning of period	1,209,980	966,605	206,384	248,352	7,418	11,075

End of period	$1,336,132	$1,209,980	$119,598	$206,384	$5,912	$7,418

CHANGES IN UNITS OUTSTANDING:
Units issued	5,976	21,869	2,267	2,051	37	425
Units redeemed	(2,429)	(5,530)	(7,643)	(3,287)	(164)	(645)

Net increase (decrease)	3,547	16,339	(5,376)	(1,236)	(127)	(220)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	DAVIS VALUE PORTFOLIO		DELAWARE VIP SMALL CAP VALUE SERIES			DEUTSCHE CORE EQUITY VIP
	2016	2015	2016		2015	2016		2015
					(1)			(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$4,051	$2,846	$56	$		$181	$
Net realized gain (loss) on investments	39,509	62,072	704			1,124		(2)
Change in net unrealized appreciation (depreciation) on investments	(5,024)	(56,626)	1,629			1,000		(6)

Increase (decrease) in net assets resulting from operations	38,536	8,292	2,389		0	2,305		(8)

CONTRACT TRANSACTIONS:
Purchase payments received	7,776	11,056	7,500			10,980
Transfers for contract benefits and terminations	(10,840)	(28,409)	(561)			(983)		(69)
Net transfers	(45,488)	(13,304)			4,689			1,657
Contract maintenance charges	(172)	(196)	(46)			(49)		(20)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(48,724)	(30,853)	6,893		4,689	9,948		1,568

Total increase (decrease) in net assets	(10,188)	(22,561)	9,282		4,689	12,253		1,560

NET ASSETS:
Beginning of period	348,219	370,780	4,689		0	1,560		0

End of period	$338,031	$348,219	$13,971		$4,689	$13,813		$1,560

CHANGES IN UNITS OUTSTANDING:
Units issued	1,264	3,554	668		480	711		98
Units redeemed	(3,770)	(5,103)	(56)			(66)		(6)

Net increase (decrease)	(2,506)	(1,549)	612		480	645		92

	(1) For the period December 31, 2015 to December 31, 2015. (2) For the period July 10, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	DEUTSCHE GLOBAL SMALL CAP VIP		DEUTSCHE HIGH INCOME VIP		DEUTSCHE LARGE CAP VALUE VIP
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$225	$523	$1,753	$1,369	$3,150	$2,080
Net realized gain (loss) on investments	3,936	4,515	(76)	(2,010)	4,967	9,004
Change in net unrealized appreciation (depreciation) on investments	(2,967)	(4,746)	2,645	(81)	(10,883)	(26,455)

Increase (decrease) in net assets resulting from operations	1,194	292	4,322	(722)	(2,766)	(15,371)

CONTRACT TRANSACTIONS:
Purchase payments received	5,864	2,693	14,392	11,723	939	431
Transfers for contract benefits and terminations	(1,241)	(6,748)	(1,503)	(81,347)	(4,116)	(3,278)
Net transfers	47,795	11,735	6,304		113,408	126,695
Contract maintenance charges	(33)	(38)	(57)	(58)	(169)	(107)
Other, net

Increase (decrease) in net assets resulting from contract transactions	52,385	7,642	19,136	(69,682)	110,062	123,741

Total increase (decrease) in net assets	53,579	7,934	23,458	(70,404)	107,296	108,370

NET ASSETS:
Beginning of period	55,189	47,255	22,477	92,881	203,987	95,617

End of period	$108,768	$55,189	$45,935	$22,477	$311,283	$203,987

CHANGES IN UNITS OUTSTANDING:
Units issued	3,088	863	1,307	726	11,995	13,231
Units redeemed	(558)	(503)	(104)	(5,104)	(3,139)	(4,859)

Net increase (decrease)	2,530	360	1,203	(4,378)	8,856	8,372

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
	DEUTSCHE SMALL CAP INDEX VIP		DEUTSCHE SMALL MID CAP VALUE VIP			DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
	2016	2015	2016	2015		2015
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$29,135	$26,888	$9,983	$4,959	$
Net realized gain (loss) on investments	226,216	246,817	246,026	207,614		(373)
Change in net unrealized appreciation (depreciation) on investments	290,860	(409,343)	(3,584)	(238,897)		339

Increase (decrease) in net assets resulting from operations	546,211	(135,638)	252,425	(26,324)		(34)

CONTRACT TRANSACTIONS:
Purchase payments received	22,503	8,878	47,248	39,344
Transfers for contract benefits and terminations	(171,783)	(215,327)	(131,179)	(34,938)		(7,492)
Net transfers	20,493	294,598	(289,914)	10,454		(737)
Contract maintenance charges	(1,700)	(1,684)	(513)	(525)		(3)
Other, net		(7,042)

Increase (decrease) in net assets resulting from contract transactions	(130,487)	79,423	(374,358)	14,335		(8,232)

Total increase (decrease) in net assets	415,724	(56,215)	(121,933)	(11,989)		(8,266)

NET ASSETS:
Beginning of period	2,673,485	2,729,700	1,665,809	1,677,798		8,266

End of period	$3,089,209	$2,673,485	$1,543,876	$1,665,809		$0

CHANGES IN UNITS OUTSTANDING:
Units issued	11,852	20,358	7,442	12,079		45
Units redeemed	(18,694)	(16,443)	(24,280)	(11,099)		(373)

Net increase (decrease)	(6,842)	3,915	(16,838)	980		(328)

	(1) For the period January 1, 2015 to September 2, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	DREYFUS STOCK INDEX FUND, INC		DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
	2016	2015	2015	2016	2015
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$411,883	$362,893	$3,604	$912	$3,316
Net realized gain (loss) on investments	1,265,692	1,531,521	198,546	(1,044)	511
Change in net unrealized appreciation (depreciation) on investments	619,387	(1,686,759)	(192,542)	(5,592)	(2,230)

Increase (decrease) in net assets resulting from operations	2,296,962	207,655	9,608	(5,724)	1,597

CONTRACT TRANSACTIONS:
Purchase payments received	389,278	180,533		3,131	2,663
Transfers for contract benefits and terminations	(1,328,291)	(800,415)	(3,610)	(4,195)	(4,672)
Net transfers	50,963	658,320	(784,113)	(10,631)	5,583
Contract maintenance charges	(9,485)	(9,088)	(222)	(151)	(160)
Other, net		(16,114)

Increase (decrease) in net assets resulting from contract transactions	(897,535)	13,236	(787,945)	(11,846)	3,414

Total increase (decrease) in net assets	1,399,427	220,891	(778,337)	(17,570)	5,011

NET ASSETS:
Beginning of period	19,827,364	19,606,473	778,337	102,290	97,279

End of period	$21,226,791	$19,827,364	$0	$84,720	$102,290

CHANGES IN UNITS OUTSTANDING:
Units issued	73,482	210,642	34	518	468
Units redeemed	(118,803)	(210,432)	(9,354)	(1,153)	(283)

Net increase (decrease)	(45,321)	210	(9,320)	(635)	185

	(1) For the period January 1, 2015 to June 8, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	FEDERATED HIGH INCOME BOND FUND II			FEDERATED KAUFMANN FUND II			FIDELITY VIP CONTRAFUND PORTFOLIO
	2016	2015		2016		2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,663	$1,490	$		$		$14,028	$18,752
Net realized gain (loss) on investments	75	82		3,871		5,151	238,148	642,910
Change in net unrealized appreciation (depreciation) on investments	1,990	(2,235)		600		(3,811)	(76,197)	(639,759)

Increase (decrease) in net assets resulting from operations	3,728	(663)		4,471		1,340	175,979	21,903

CONTRACT TRANSACTIONS:
Purchase payments received							59,381	40,802
Transfers for contract benefits and terminations	(394)	(347)		(1,202)		(684)	(49,971)	(608,672)
Net transfers				23,471		15,801	(115,827)	(191,905)
Contract maintenance charges	(43)	(41)		(84)		(52)	(1,063)	(1,318)
Other, net								(10,994)

Increase (decrease) in net assets resulting from contract transactions	(437)	(388)		22,185		15,065	(107,480)	(772,087)

Total increase (decrease) in net assets	3,291	(1,051)		26,656		16,405	68,499	(750,184)

NET ASSETS:
Beginning of period	25,372	26,423		38,175		21,770	2,267,893	3,018,077

End of period	$28,663	$25,372		$64,831		$38,175	$2,336,392	$2,267,893

CHANGES IN UNITS OUTSTANDING:
Units issued	3	3		1,373		1,021	7,581	26,161
Units redeemed	(19)	(18)		(110)		(242)	(11,280)	(54,619)

Net increase (decrease)	(16)	(15)		1,263		779	(3,699)	(28,458)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		FIDELITY VIP GROWTH PORTFOLIO		FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO		FIDELITY VIP MID CAP PORTFOLIO
		2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$288	$17,699	$15,935	$2,883	$2,391
Net realized gain (loss) on investments		70,318	340,607	(2,015)	(9,763)	55,699	115,163
Change in net unrealized appreciation (depreciation) on investments		(66,568)	(249,813)	18,496	(11,289)	44,243	(132,112)

Increase (decrease) in net assets resulting from operations		3,750	91,082	34,180	(5,117)	102,825	(14,558)

CONTRACT TRANSACTIONS:
Purchase payments received						125,154	89,439
Transfers for contract benefits and terminations		(11,652)	(14,896)	(17,804)	(17,766)	(47,695)	(82,734)
Net transfers		77,276	(498,393)	133,338	(142,134)	(118,274)	60,409
Contract maintenance charges		(533)	(789)	(480)	(443)	(486)	(567)
Other, net

Increase (decrease) in net assets resulting from contract transactions		65,091	(514,078)	115,054	(160,343)	(41,301)	66,547

Total increase (decrease) in net assets		68,841	(422,996)	149,234	(165,460)	61,524	51,989

NET ASSETS:
Beginning of period		883,288	1,306,284	644,251	809,711	903,149	851,160

End of period		$952,129	$883,288	$793,485	$644,251	$964,673	$903,149

CHANGES IN UNITS OUTSTANDING:
Units issued		8,835	136,570	10,490	4,855	4,157	6,466
Units redeemed		(5,130)	(166,443)	(4,724)	(12,790)	(5,166)	(4,854)

Net increase (decrease)		3,705	(29,873)	5,766	(7,935)	(1,009)	1,612

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GOLDMAN SACHS VIT MID CAP VALUE FUND	GREAT-WEST AGGRESSIVE PROFILE I FUND		GREAT-WEST ARIEL MID CAP VALUE FUND
	2016	2016	2015	2016	2015
	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$132	$9,253	$7,343	$8,333	$9,490
Net realized gain (loss) on investments	6	18,103	53,687	(8,073)	2,719
Change in net unrealized appreciation (depreciation) on investments	(137)	11,461	(20,864)	73,565	(24,846)

Increase (decrease) in net assets resulting from operations	1	38,817	40,166	73,825	(12,637)

CONTRACT TRANSACTIONS:
Purchase payments received		255,261	11,964
Transfers for contract benefits and terminations		(24,962)	(204,510)	(9,103)	(11,753)
Net transfers	10,203	(48,736)	(457,018)	(111,065)	(398,259)
Contract maintenance charges		(513)	(487)	(789)	(1,042)
Other, net			(18,242)

Increase (decrease) in net assets resulting from contract transactions	10,203	181,050	(668,293)	(120,957)	(411,054)

Total increase (decrease) in net assets	10,204	219,867	(628,127)	(47,132)	(423,691)

NET ASSETS:
Beginning of period	0	292,712	920,839	643,142	1,066,833

End of period	$10,204	$512,579	$292,712	$596,010	$643,142

CHANGES IN UNITS OUTSTANDING:
Units issued	744	13,435	101,486	340	2,770
Units redeemed	(4)	(5,369)	(130,950)	(3,223)	(11,687)

Net increase (decrease)	740	8,066	(29,464)	(2,883)	(8,917)

	(1) For the period December 6, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST BOND INDEX FUND		GREAT-WEST CONSERVATIVE PROFILE I FUND		GREAT-WEST FEDERATED BOND FUND
	2016	2015	2016	2015	2016	2015
						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$18,602	$29,670	$6,506	$8,340	$23,685	$85
Net realized gain (loss) on investments	2,700	3,192	(7,472)	5,627	34	(1)
Change in net unrealized appreciation (depreciation) on investments	10,013	(28,300)	23,408	(16,311)	(76,264)	(175)

Increase (decrease) in net assets resulting from operations	31,315	4,562	22,442	(2,344)	(52,545)	(91)

CONTRACT TRANSACTIONS:
Purchase payments received	15,442	6,414	53,503	23,493	5,961	4,597
Transfers for contract benefits and terminations	(88,476)	(93,693)	(54,732)	(229,168)	(8,278)	(178)
Net transfers	190,981	11,145	34,138	(60,008)	2,397,682	1,762
Contract maintenance charges	(870)	(851)	(318)	(236)	(43)	(7)
Other, net		(5,791)		(14,676)

Increase (decrease) in net assets resulting from contract transactions	117,077	(82,776)	32,591	(280,595)	2,395,322	6,174

Total increase (decrease) in net assets	148,392	(78,214)	55,033	(282,939)	2,342,777	6,083

NET ASSETS:
Beginning of period	1,814,256	1,892,470	313,678	596,617	6,083	0

End of period	$1,962,648	$1,814,256	$368,711	$313,678	$2,348,860	$6,083

CHANGES IN UNITS OUTSTANDING:
Units issued	16,229	6,070	9,241	10,652	167,816	468
Units redeemed	(8,064)	(12,150)	(7,650)	(23,687)	(728)	(14)

Net increase (decrease)	8,165	(6,080)	1,591	(13,035)	167,088	454

	(1) For the period May 5, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
	GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND	GREAT-WEST GOVERNMENT MONEY MARKET FUND			GREAT-WEST INTERNATIONAL INDEX FUND		GREAT-WEST LIFETIME 2015 FUND
	2016	2016		2015	2016	2015	2016
	(1)						(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$11	$42	$		$68	$162	$3,799
Net realized gain (loss) on investments	6				(1,385)	210	2,068
Change in net unrealized appreciation (depreciation) on investments	(23)				2,125	(1,281)	1,851

Increase (decrease) in net assets resulting from operations	(6)	42		0	808	(909)	7,718

CONTRACT TRANSACTIONS:
Purchase payments received		4,096,795		1,549,653	12,411	8,750	64,337
Transfers for contract benefits and terminations		(953,395)		(711,851)	(24,153)	(792)	(4,881)
Net transfers	703	(730,518)		245,807		552	159,890
Contract maintenance charges		(16,460)		(8,716)	(39)	(35)	(121)
Other, net				(8,208)

Increase (decrease) in net assets resulting from contract transactions	703	2,396,422		1,066,685	(11,781)	8,475	219,225

Total increase (decrease) in net assets	697	2,396,464		1,066,685	(10,973)	7,566	226,943

NET ASSETS:
Beginning of period	0	10,806,543		9,739,858	15,066	7,500	0

End of period	$697	$13,203,007		$10,806,543	$4,093	$15,066	$226,943

CHANGES IN UNITS OUTSTANDING:
Units issued	62	623,302		1,129,644	1,270	818	22,913
Units redeemed		(439,137)		(1,047,669)	(2,336)	(77)	(1,153)

Net increase (decrease)	62	184,165		81,975	(1,066)	741	21,760

	(1) For the period December 23, 2016 to December 31, 2016. (2) For the period April 25, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2015 FUND II		GREAT-WEST LIFETIME 2025 FUND	GREAT-WEST LIFETIME 2025 FUND II		GREAT-WEST LIFETIME 2030 FUND
	2016	2015	2016	2016	2015	2016
	(1)		(2)	(1)	(3)	(4)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$242	$2,256	$14,523	$712	$6,780	$1,101
Net realized gain (loss) on investments	(7,400)	5,210	10,645	(19,719)	18,937	111
Change in net unrealized appreciation (depreciation) on investments	11,976	(9,594)	7,096	35,392	(35,392)	(1,153)

Increase (decrease) in net assets resulting from operations	4,818	(2,128)	32,264	16,385	(9,675)	59

CONTRACT TRANSACTIONS:
Purchase payments received	24,180	69,500	306,428	111,919	342,048	1
Transfers for contract benefits and terminations	(2,078)	(4,956)	(16,505)	(5,956)	(13,293)
Net transfers	(166,449)	21,778	579,703	(548,645)	108,045	93,264
Contract maintenance charges	(60)	(125)	(562)	(273)	(555)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(144,407)	86,197	869,064	(442,955)	436,245	93,265

Total increase (decrease) in net assets	(139,589)	84,069	901,328	(426,570)	426,570	93,324

NET ASSETS:
Beginning of period	139,589	55,520	0	426,570	0	0

End of period	$0	$139,589	$901,328	$0	$426,570	$93,324

CHANGES IN UNITS OUTSTANDING:
Units issued	1,614	6,234	87,767	6,996	28,871	8,795
Units redeemed	(11,014)	(530)	(1,976)	(33,957)	(1,910)

Net increase (decrease)	(9,400)	5,704	85,791	(26,961)	26,961	8,795

(1) For the period January 1, 2016 to April 25, 2016.

(2) For the period April 25, 2016 to December 31, 2016.

(3) For the period May 5, 2015 to December 31, 2015.

(4) For the period December 23, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2035 FUND	GREAT-WEST LIFETIME 2035 FUND II		GREAT-WEST LIFETIME 2040 FUND	GREAT-WEST LIFETIME 2045 FUND
	2016	2016	2015	2016	2016
	(1)	(2)	(3)	(4)	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,786	$128	$1,694	$1,300	$2,098
Net realized gain (loss) on investments	3,978	(5,908)	5,671	371	2,077
Change in net unrealized appreciation (depreciation) on investments	2,646	10,224	(10,224)	2,032	4,122

Increase (decrease) in net assets resulting from operations	10,410	4,444	(2,859)	3,703	8,297

CONTRACT TRANSACTIONS:
Purchase payments received	81,723	30,050	86,458		22,281
Transfers for contract benefits and terminations	(4,454)	(1,583)	(3,336)	(884)	(3,292)
Net transfers	161,183	(146,406)	33,439	84,745	110,695
Contract maintenance charges	(152)	(70)	(137)	(58)	(128)
Other, net

Increase (decrease) in net assets resulting from contract transactions	238,300	(118,009)	116,424	83,803	129,556

Total increase (decrease) in net assets	248,710	(113,565)	113,565	87,506	137,853

NET ASSETS:
Beginning of period	0	113,565	0	0	0

End of period	$248,710	$0	$113,565	$87,506	$137,853

CHANGES IN UNITS OUTSTANDING:
Units issued	24,054	1,778	6,957	8,379	13,454
Units redeemed	(581)	(8,526)	(209)	(208)	(485)

Net increase (decrease)	23,473	(6,748)	6,748	8,171	12,969

(1) For the period April 25, 2016 to December 31, 2016.

(2) For the period January 1, 2016 to April 25, 2016.

(3) For the period May 5, 2015 to December 31, 2015.

(4) For the period July 8, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2045 FUND II		GREAT-WEST LIFETIME 2055 FUND	GREAT-WEST LIFETIME 2055 FUND II
	2016	2015	2016	2016	2015
	(1)		(2)	(1)	(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$53	$1,279	$919	$26	$594
Net realized gain (loss) on investments	(8,889)	5,660	711	(3,577)	2,078
Change in net unrealized appreciation (depreciation) on investments	11,510	(9,029)	1,568	4,639	(4,639)

Increase (decrease) in net assets resulting from operations	2,674	(2,090)	3,198	1,088	(1,967)

CONTRACT TRANSACTIONS:
Purchase payments received	2,896	22,762	18,992
Transfers for contract benefits and terminations	(896)	(3,208)	(1,511)	(129)	(214)
Net transfers	(82,660)	7,778	35,071	(35,071)	36,403
Contract maintenance charges	(39)	(144)	(80)	(40)	(70)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(80,699)	27,188	52,472	(35,240)	36,119

Total increase (decrease) in net assets	(78,025)	25,098	55,670	(34,152)	34,152

NET ASSETS:
Beginning of period	78,025	52,927	0	34,152	0

End of period	$0	$78,025	$55,670	$0	$34,152

CHANGES IN UNITS OUTSTANDING:
Units issued	181	1,739	5,408	1	2,060
Units redeemed	(4,780)	(200)	(166)	(2,041)	(20)

Net increase (decrease)	(4,599)	1,539	5,242	(2,040)	2,040

	(1) For the period January 1, 2016 to April 25, 2016. (2) For the period April 25, 2016 to December 31, 2016. (3) For the period May 7, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST LOOMIS SAYLES BOND FUND		GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND		GREAT-WEST MFS INTERNATIONAL VALUE FUND
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$16,584	$14,931	$516	$1,250	$22,665	$38,757
Net realized gain (loss) on investments	(15,066)	(53,836)	14,011	23,124	95,332	688,931
Change in net unrealized appreciation (depreciation) on investments	71,389	(9,239)	149,474	(39,760)	96,554	(510,259)

Increase (decrease) in net assets resulting from operations	72,907	(48,144)	164,001	(15,386)	214,551	217,429

CONTRACT TRANSACTIONS:
Purchase payments received	36,904	89,945	7,168	10,831	13,625	37,932
Transfers for contract benefits and terminations	(65,763)	(19,854)	(9,684)	(68,611)	(191,077)	(465,642)
Net transfers	107,330	(1,826,219)	48,803	(24,124)	(1,496,120)	1,513,824
Contract maintenance charges	(544)	(872)	(257)	(223)	(2,174)	(2,552)
Other, net				(6,660)

Increase (decrease) in net assets resulting from contract transactions	77,927	(1,757,000)	46,030	(88,787)	(1,675,746)	1,083,562

Total increase (decrease) in net assets	150,834	(1,805,144)	210,031	(104,173)	(1,461,195)	1,300,991

NET ASSETS:
Beginning of period	638,804	2,443,948	524,637	628,810	5,028,235	3,727,244

End of period	$789,638	$638,804	$734,668	$524,637	$3,567,040	$5,028,235

CHANGES IN UNITS OUTSTANDING:
Units issued	6,524	5,608	5,390	1,165	36,972	492,081
Units redeemed	(4,407)	(55,249)	(3,437)	(3,881)	(189,141)	(390,864)

Net increase (decrease)	2,117	(49,641)	1,953	(2,716)	(152,169)	101,217

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATE PROFILE I FUND		GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND		GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$4,182	$5,732	$1,308	$1,758	$479	$1,725
Net realized gain (loss) on investments	(6,954)	25,757	2,788	(65)	(1,268)	(6,332)
Change in net unrealized appreciation (depreciation) on investments	24,930	(32,845)	1,317	(843)	2,723	7,254

Increase (decrease) in net assets resulting from operations	22,158	(1,356)	5,413	850	1,934	2,647

CONTRACT TRANSACTIONS:
Purchase payments received	52,999	33,245	6,535	5,570	17,995	11,631
Transfers for contract benefits and terminations	(24,309)	(54,524)	(1,451)	(40,575)	(1,795)	(243,476)
Net transfers	(24,996)	6,471	5,877	(5,702)	(9,211)	(30,247)
Contract maintenance charges	(286)	(287)	(68)	(92)	(47)	(91)
Other, net		(656)		(2,392)		(13,950)

Increase (decrease) in net assets resulting from contract transactions	3,408	(15,751)	10,893	(43,191)	6,942	(276,133)

Total increase (decrease) in net assets	25,566	(17,107)	16,306	(42,341)	8,876	(273,486)

NET ASSETS:
Beginning of period	244,998	262,105	49,925	92,266	21,261	294,747

End of period	$270,564	$244,998	$66,231	$49,925	$30,137	$21,261

CHANGES IN UNITS OUTSTANDING:
Units issued	4,865	4,940	735	1,654	1,130	2,640
Units redeemed	(4,630)	(5,618)	(231)	(3,601)	(805)	(15,445)

Net increase (decrease)	235	(678)	504	(1,947)	325	(12,805)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND		GREAT-WEST S&P MID CAP 400® INDEX FUND		GREAT-WEST S&P SMALL CAP 600® INDEX FUND
	2016	2015	2016	2015	2016
					(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$251	$261	$2,020	$2,897	$1,148
Net realized gain (loss) on investments	7,695	15,780	11,393	16,746	6,487
Change in net unrealized appreciation (depreciation) on investments	(5,497)	(8,636)	52,318	(44,452)	20,850

Increase (decrease) in net assets resulting from operations	2,449	7,405	65,731	(24,809)	28,485

CONTRACT TRANSACTIONS:
Purchase payments received	28,722	20,856	374	2,000
Transfers for contract benefits and terminations	(6,491)	(5,479)	(3,627)	(1,558)	(989)
Net transfers	(1,936)	23,267	57,889	322,559	101,524
Contract maintenance charges	(82)	(63)	(232)	(111)	(112)
Other, net

Increase (decrease) in net assets resulting from contract transactions	20,213	38,581	54,404	322,890	100,423

Total increase (decrease) in net assets	22,662	45,986	120,135	298,081	128,908

NET ASSETS:
Beginning of period	135,808	89,822	300,083	2,002	0

End of period	$158,470	$135,808	$420,218	$300,083	$128,908

CHANGES IN UNITS OUTSTANDING:
Units issued	1,410	2,165	9,801	23,842	10,017
Units redeemed	(532)	(488)	(5,813)	(158)	(308)

Net increase (decrease)	878	1,677	3,988	23,684	9,709

	(1) For the period March 10, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST SHORT DURATION BOND FUND			GREAT-WEST SMALL CAP GROWTH FUND			GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
	2016	2015		2016		2015	2016	2015
				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$99,815	$69,765	$		$		$10,894	$26,236
Net realized gain (loss) on investments	11,343	11,420		(91,183)		71,127	(46,526)	245,962
Change in net unrealized appreciation (depreciation) on investments	(14,257)	(50,257)		81,858		(73,195)	316,316	(422,486)

Increase (decrease) in net assets resulting from operations	96,901	30,928		(9,325)		(2,068)	280,684	(150,288)

CONTRACT TRANSACTIONS:
Purchase payments received	55,514	261,724					38,086	31,409
Transfers for contract benefits and terminations	(206,483)	(73,488)		(297)		(1,145)	(181,835)	(359,041)
Net transfers	1,189,021	136,806		(90,017)		29,974	(533,812)	(24,641)
Contract maintenance charges	(2,423)	(2,369)		(35)		(134)	(545)	(940)
Other, net								(13,869)

Increase (decrease) in net assets resulting from contract transactions	1,035,629	322,673		(90,349)		28,695	(678,106)	(367,082)

Total increase (decrease) in net assets	1,132,530	353,601		(99,674)		26,627	(397,422)	(517,370)

NET ASSETS:
Beginning of period	6,105,108	5,751,507		99,674		73,047	1,930,781	2,448,151

End of period	$7,237,638	$6,105,108		$0		$99,674	$1,533,359	$1,930,781

CHANGES IN UNITS OUTSTANDING:
Units issued	92,365	30,923		1,214		3,268	6,005	42,645
Units redeemed	(17,517)	(7,036)		(9,962)		(710)	(35,868)	(58,931)

Net increase (decrease)	74,848	23,887		(8,748)		2,558	(29,863)	(16,286)

	(1) For the period January 1, 2016 to March 10, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND		GREAT-WEST TEMPLETON GLOBAL BOND FUND		GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,623	$541	$55,424	$159,620	$71,232	$84,165
Net realized gain (loss) on investments	212,323	368,523	(56,477)	23,010	2,127	4,524
Change in net unrealized appreciation (depreciation) on investments	(48,306)	(184,217)	125,756	(354,861)	(13,864)	(57,558)

Increase (decrease) in net assets resulting from operations	165,640	184,847	124,703	(172,231)	59,495	31,131

CONTRACT TRANSACTIONS:
Purchase payments received	305,379	51,258	86,357	284,908
Transfers for contract benefits and terminations	(416,591)	(199,642)	(210,290)	(79,537)	(57,376)	(148,487)
Net transfers	286,151	(259,356)	78,648	510,985	(216,801)	123,807
Contract maintenance charges	(1,597)	(1,269)	(1,759)	(1,845)	(1,862)	(1,537)
Other, net		(12,203)				(9,382)

Increase (decrease) in net assets resulting from contract transactions	173,342	(421,212)	(47,044)	714,511	(276,039)	(35,599)

Total increase (decrease) in net assets	338,982	(236,365)	77,659	542,280	(216,544)	(4,468)

NET ASSETS:
Beginning of period	2,669,666	2,906,031	4,170,231	3,627,951	4,057,372	4,061,840

End of period	$3,008,648	$2,669,666	$4,247,890	$4,170,231	$3,840,828	$4,057,372

CHANGES IN UNITS OUTSTANDING:
Units issued	25,850	7,908	19,877	70,405	24,995	26,796
Units redeemed	(20,867)	(20,857)	(23,198)	(19,222)	(37,341)	(28,521)

Net increase (decrease)	4,983	(12,949)	(3,321)	51,183	(12,346)	(1,725)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	INVESCO V.I. CORE EQUITY FUND			INVESCO V.I. DIVERSIFIED DIVIDEND FUND				INVESCO V.I. GLOBAL HEALTH CARE FUND
	2016	2015		2016		2015		2016		2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,094	$1,544	$		$		$		$
Net realized gain (loss) on investments	9,159	306,799				1,921		8,958		48,961
Change in net unrealized appreciation (depreciation) on investments	4,106	(298,584)				(1,816)		(21,444)		(27,302)

Increase (decrease) in net assets resulting from operations	14,359	9,759		0		105		(12,486)		21,659

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations	(6,929)	(10,661)				(152)		(2,016)		(268,843)
Net transfers	12,183	(754,385)				(19,773)		11,621		2,009
Contract maintenance charges	(184)	(386)				(8)		(164)		(294)
Other, net

Increase (decrease) in net assets resulting from contract transactions	5,070	(765,432)		0		(19,933)		9,441		(267,128)

Total increase (decrease) in net assets	19,429	(755,673)		0		(19,828)		(3,045)		(245,469)

NET ASSETS:
Beginning of period	127,686	883,359		4		19,832		115,154		360,623

End of period	$147,115	$127,686		$4		$4		$112,109		$115,154

CHANGES IN UNITS OUTSTANDING:
Units issued	812	2,183				441		1,379		2,203
Units redeemed	(509)	(39,501)				(2,271)		(993)		(10,852)

Net increase (decrease)	303	(37,318)		0		(1,830)		386		(8,649)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	INVESCO V.I. GLOBAL REAL ESTATE FUND		INVESCO V.I. INTERNATIONAL GROWTH FUND		INVESCO V.I. MID CAP CORE EQUITY FUND
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$22,907	$50,374	$40,699	$43,406	$291	$948
Net realized gain (loss) on investments	31,409	11,985	31,119	47,620	(2,481)	38,565
Change in net unrealized appreciation (depreciation) on investments	(23,473)	(84,321)	(87,176)	(179,548)	49,532	(54,044)

Increase (decrease) in net assets resulting from operations	30,843	(21,962)	(15,358)	(88,522)	47,342	(14,531)

CONTRACT TRANSACTIONS:
Purchase payments received	28,426	21,819	61,284	64,576		261
Transfers for contract benefits and terminations	(22,465)	(49,688)	(247,969)	(180,470)	(16,050)	(112,934)
Net transfers	55,103	212,966	109,684	632,416	57,694	104,800
Contract maintenance charges	(464)	(429)	(1,179)	(1,140)	(124)	(72)
Other, net		(2,519)		(9,675)

Increase (decrease) in net assets resulting from contract transactions	60,600	182,149	(78,180)	505,707	41,520	(7,945)

Total increase (decrease) in net assets	91,443	160,187	(93,538)	417,185	88,862	(22,476)

NET ASSETS:
Beginning of period	1,402,206	1,242,019	2,872,869	2,455,684	323,473	345,949

End of period	$1,493,649	$1,402,206	$2,779,331	$2,872,869	$412,335	$323,473

CHANGES IN UNITS OUTSTANDING:
Units issued	3,638	9,293	27,707	56,632	9,086	7,535
Units redeemed	(1,832)	(4,060)	(33,235)	(24,207)	(7,033)	(7,973)

Net increase (decrease)	1,806	5,233	(5,528)	32,425	2,053	(438)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		INVESCO V.I. TECHNOLOGY FUND			JANUS ASPEN BALANCED PORTFOLIO		JANUS ASPEN FLEXIBLE BOND PORTFOLIO
		2016		2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$25,161	$15,102	$101,034	$110,701
Net realized gain (loss) on investments		(330)		55,959	(18,524)	90,754	(11,020)	(12,591)
Change in net unrealized appreciation (depreciation) on investments		288		1,714	35,273	(109,210)	106,465	(75,570)

Increase (decrease) in net assets resulting from operations		(42)		57,673	41,910	(3,354)	196,479	22,540

CONTRACT TRANSACTIONS:
Purchase payments received					309,254	63,632	663	73,368
Transfers for contract benefits and terminations		(3,084)		(5,175)	(47,549)	(378,899)	(50,213)	(2,715,460)
Net transfers		4,160		(366,762)	(28,976)	52,398	(2,881,416)	1,520,568
Contract maintenance charges		(246)		(348)	(1,149)	(829)	(1,475)	(1,351)
Other, net								(5,031)

Increase (decrease) in net assets resulting from contract transactions		830		(372,285)	231,580	(263,698)	(2,932,441)	(1,127,906)

Total increase (decrease) in net assets		788		(314,612)	273,490	(267,052)	(2,735,962)	(1,105,366)

NET ASSETS:
Beginning of period		170,647		485,259	909,562	1,176,614	4,724,902	5,830,268

End of period		$171,435		$170,647	$1,183,052	$909,562	$1,988,940	$4,724,902

CHANGES IN UNITS OUTSTANDING:
Units issued		2,868		117,752	34,772	62,851	14,272	136,452
Units redeemed		(2,754)		(136,609)	(25,842)	(73,915)	(125,369)	(181,085)

Net increase (decrease)		114		(18,857)	8,930	(11,064)	(111,097)	(44,633)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		JANUS ASPEN FORTY PORTFOLIO		JANUS ASPEN GLOBAL RESEARCH PORTFOLIO		JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
		2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$8,732	$6,495	$3,415	$156	$592
Net realized gain (loss) on investments		77,565	88,944	(4,025)	150,433	3,206	11,687
Change in net unrealized appreciation (depreciation) on investments		(51,400)	(660)	14,921	(122,009)	6,665	(9,259)

Increase (decrease) in net assets resulting from operations		26,165	97,016	17,391	31,839	10,027	3,020

CONTRACT TRANSACTIONS:
Purchase payments received		93,974	65,123			250
Transfers for contract benefits and terminations		(40,177)	(28,313)	(8,746)	(10,347)	(1,837)	(7,871)
Net transfers		1,297,471	921,423	56,324	(296,471)	32,210	7,705
Contract maintenance charges		(1,649)	(1,177)	(391)	(497)	(18)	(15)
Other, net

Increase (decrease) in net assets resulting from contract transactions		1,349,619	957,056	47,187	(307,315)	30,605	(181)

Total increase (decrease) in net assets		1,375,784	1,054,072	64,578	(275,476)	40,632	2,839

NET ASSETS:
Beginning of period		1,855,135	801,063	550,115	825,591	73,350	70,511

End of period		$3,230,919	$1,855,135	$614,693	$550,115	$113,982	$73,350

CHANGES IN UNITS OUTSTANDING:
Units issued		68,670	48,288	10,414	189,627	1,131	379
Units redeemed		(29,700)	(19,765)	(5,544)	(213,595)	(77)	(403)

Net increase (decrease)		38,970	28,523	4,870	(23,968)	1,054	(24)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
	JANUS ASPEN OVERSEAS PORTFOLIO			JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO		LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO	MFS VIT VALUE SERIES
	2016	2015		2016		2016	2016
				(1)		(2)	(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,585	$735	$		$		$3,390
Net realized gain (loss) on investments	(5,055)	(30,969)				(3)	13,114
Change in net unrealized appreciation (depreciation) on investments	(3,187)	23,728		(19)		(341)	(5,249)

Increase (decrease) in net assets resulting from operations	(5,657)	(6,506)		(19)		(344)	11,255

CONTRACT TRANSACTIONS:
Purchase payments received		6,538
Transfers for contract benefits and terminations	(3,371)	(84,102)				(23)	(1,026)
Net transfers	(11,342)	(27,112)		1,912		20,888	160,068
Contract maintenance charges	(11)	(41)				(2)	(103)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(14,724)	(104,717)		1,912		20,863	158,939

Total increase (decrease) in net assets	(20,381)	(111,223)		1,893		20,519	170,194

NET ASSETS:
Beginning of period	76,430	187,653		0		0	0

End of period	$56,049	$76,430		$1,893		$20,519	$170,194

CHANGES IN UNITS OUTSTANDING:
Units issued	121	2,366		185		2,413	15,449
Units redeemed	(818)	(6,379)				(11)	(125)

Net increase (decrease)	(697)	(4,013)		185		2,402	15,324

	(1) For the period December 23, 2016 to December 31, 2016. (2) For the period September 7, 2016 to December 31, 2016. (3) For the period March 8, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO		NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO			NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I
	2016	2015	2016	2015		2016		2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$789	$1,161	$107	$155	$		$
Net realized gain (loss) on investments	23,049	40,607	2,142	2,879		7,428		20,669
Change in net unrealized appreciation (depreciation) on investments	(11,819)	(48,684)	1,327	(5,638)		2,420		(16,202)

Increase (decrease) in net assets resulting from operations	12,019	(6,916)	3,576	(2,604)		9,848		4,467

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations	(1,751)	(1,800)	(6,118)	(6,374)		(2,936)		(3,004)
Net transfers	(13,877)	33,259				(13,280)		32,885
Contract maintenance charges	(181)	(194)	(31)	(34)		(321)		(351)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(15,809)	31,265	(6,149)	(6,408)		(16,537)		29,530

Total increase (decrease) in net assets	(3,790)	24,349	(2,573)	(9,012)		(6,689)		33,997

NET ASSETS:
Beginning of period	152,835	128,486	16,989	26,001		244,176		210,179

End of period	$149,045	$152,835	$14,416	$16,989		$237,487		$244,176

CHANGES IN UNITS OUTSTANDING:
Units issued	40	1,512	2	2		95		1,974
Units redeemed	(741)	(146)	(293)	(307)		(1,001)		(274)

Net increase (decrease)	(701)	1,366	(291)	(305)		(906)		1,700

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS S			NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO			NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO
		2016		2015	2016	2015		2015
		(1)		(2)				(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$4,431	$5,861	$
Net realized gain (loss) on investments		1,830		(270)	78,008	79,553		4,157
Change in net unrealized appreciation (depreciation) on investments		500		(500)	16,611	(144,860)		(4,977)

Increase (decrease) in net assets resulting from operations		2,330		(770)	99,050	(59,446)		(820)

CONTRACT TRANSACTIONS:
Purchase payments received					30,207	22,639		2,201
Transfers for contract benefits and terminations		(249)		(25,753)	(11,766)	(33,829)		(948)
Net transfers		(15,878)		40,348	(93,334)	(74,174)		(30,734)
Contract maintenance charges		(26)		(2)	(200)	(318)		(23)
Other, net						(3,171)

Increase (decrease) in net assets resulting from contract transactions		(16,153)		14,593	(75,093)	(88,853)		(29,504)

Total increase (decrease) in net assets		(13,823)		13,823	23,957	(148,299)		(30,324)

NET ASSETS:
Beginning of period		13,823		0	688,215	836,514		30,324

End of period		$0		$13,823	$712,172	$688,215		$0

CHANGES IN UNITS OUTSTANDING:
Units issued		1,903		4,112	1,882	4,311		994
Units redeemed		(3,341)		(2,674)	(5,787)	(8,393)		(2,748)

Net increase (decrease)		(1,438)		1,438	(3,905)	(4,082)		(1,754)

	(1) For the period January 1, 2016 to August 30, 2016. (2) For the period November 6, 2015 to December 31, 2015. (3) For the period January 1, 2015 to November 6, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO			OPPENHEIMER MAIN STREET SMALL CAP FUND/VA			PIMCO VIT HIGH YIELD PORTFOLIO
		2016		2015	2016		2015	2016	2015
		(1)		(2)			(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$15	$		$25,197	$23,281
Net realized gain (loss) on investments		24		3,361	301			(6,061)	3,590
Change in net unrealized appreciation (depreciation) on investments		332		(3,871)	21,812			37,689	(35,072)

Increase (decrease) in net assets resulting from operations		356		(510)	22,128		0	56,825	(8,201)

CONTRACT TRANSACTIONS:
Purchase payments received					243,912			7,650	11,212
Transfers for contract benefits and terminations		(8)		(162)	(14,525)			(47,214)	(82,926)
Net transfers		6,929		(12,070)			1,872	(9,426)	123,894
Contract maintenance charges		(1)		(13)	(283)			(374)	(301)
Other, net									31

Increase (decrease) in net assets resulting from contract transactions		6,920		(12,245)	229,104		1,872	(49,364)	51,910

Total increase (decrease) in net assets		7,276		(12,755)	251,232		1,872	7,461	43,709

NET ASSETS:
Beginning of period		0		12,755	1,872		0	475,869	432,160

End of period		$7,276		$0	$253,104		$1,872	$483,330	$475,869

CHANGES IN UNITS OUTSTANDING:
Units issued		283		2,592	24,214		200	1,089	9,509
Units redeemed		(24)		(3,088)	(1,490)			(3,381)	(6,978)

Net increase (decrease)		259		(496)	22,724		200	(2,292)	2,531

	(1) For the period November 8, 2016 to December 31, 2016. (2) For the period January 1, 2015 to July 28, 2015. (3) For the period December 23, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	PIMCO VIT LOW DURATION PORTFOLIO		PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO
	2016	2015	2016	2015	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$46,081	$85,694	$23,674	$46,982	$120,343	$331,243
Net realized gain (loss) on investments	(5,609)	(7,130)	(49,457)	(24,832)	(199,974)	67,097
Change in net unrealized appreciation (depreciation) on investments	(1,055)	(68,779)	86,989	(50,362)	324,054	(328,776)

Increase (decrease) in net assets resulting from operations	39,417	9,785	61,206	(28,212)	244,423	69,564

CONTRACT TRANSACTIONS:
Purchase payments received	537	625	9,263	10,241	20,375	17,748
Transfers for contract benefits and terminations	(60,113)	(213,267)	(91,980)	(101,863)	(369,272)	(207,210)
Net transfers	2,483,662	(129,981)	(473,404)	359,450	(2,865,843)	(1,822,896)
Contract maintenance charges	(1,340)	(1,446)	(591)	(550)	(1,026)	(1,434)
Other, net				(3,913)

Increase (decrease) in net assets resulting from contract transactions	2,422,746	(344,069)	(556,712)	263,365	(3,215,766)	(2,013,792)

Total increase (decrease) in net assets	2,462,163	(334,284)	(495,506)	235,153	(2,971,343)	(1,944,228)

NET ASSETS:
Beginning of period	2,400,289	2,734,573	1,114,746	879,593	6,427,564	8,371,792

End of period	$4,862,452	$2,400,289	$619,240	$1,114,746	$3,456,221	$6,427,564

CHANGES IN UNITS OUTSTANDING:
Units issued	170,898	2,603	6,056	30,534	11,356	67,309
Units redeemed	(8,148)	(25,904)	(38,562)	(14,534)	(179,210)	(175,968)

Net increase (decrease)	162,750	(23,301)	(32,506)	16,000	(167,854)	(108,659)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	PIONEER REAL ESTATE SHARES VCT PORTFOLIO	PUTNAM VT EQUITY INCOME FUND		PUTNAM VT HIGH YIELD FUND
	2016	2016	2015	2016	2015
	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$26	$5,955	$4,620	$35,369	$6,821
Net realized gain (loss) on investments		19,760	10,316	(10,605)	(409)
Change in net unrealized appreciation (depreciation) on investments	25	16,335	(23,511)	58,495	(48,899)

Increase (decrease) in net assets resulting from operations	51	42,050	(8,575)	83,259	(42,487)

CONTRACT TRANSACTIONS:
Purchase payments received		57,265	52,177	48,015	32,299
Transfers for contract benefits and terminations		(8,097)	(7,299)	(83,920)	(5,179)
Net transfers	2,419	(33,537)	4,678	56,676	441,994
Contract maintenance charges		(299)	(307)	(367)	(218)
Other, net

Increase (decrease) in net assets resulting from contract transactions	2,419	15,332	49,249	20,404	468,896

Total increase (decrease) in net assets	2,470	57,382	40,674	103,663	426,409

NET ASSETS:
Beginning of period	0	275,799	235,125	519,519	93,110

End of period	$2,470	$333,181	$275,799	$623,182	$519,519

CHANGES IN UNITS OUTSTANDING:
Units issued	238	3,206	2,943	5,952	23,364
Units redeemed		(2,578)	(1,156)	(4,928)	(470)

Net increase (decrease)	238	628	1,787	1,024	22,894

	(1) For the period December 23, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

		PUTNAM VT INTERNATIONAL GROWTH FUND			PUTNAM VT MULTI-CAP VALUE FUND			ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO
		2016		2015	2016		2015	2016		2015
		(1)		(2)			(3)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$		$		$330	$		$123	$
Net realized gain (loss) on investments		1		(140)	3,991		(12)	(9,319)		(2,092)
Change in net unrealized appreciation (depreciation) on investments		69		94	2,083		(1,718)	13,909		(7,721)

Increase (decrease) in net assets resulting from operations		70		(46)	6,404		(1,730)	4,713		(9,813)

CONTRACT TRANSACTIONS:
Purchase payments received		1			34,524		23,980
Transfers for contract benefits and terminations				(2,244)	(1,823)		(908)	(2,856)		(4,326)
Net transfers		6,733		628			12,684	(24,310)		(116,929)
Contract maintenance charges				(1)	(66)		(36)	(26)		(48)
Other, net

Increase (decrease) in net assets resulting from contract transactions		6,734		(1,617)	32,635		35,720	(27,192)		(121,303)

Total increase (decrease) in net assets		6,804		(1,663)	39,039		33,990	(22,479)		(131,116)

NET ASSETS:
Beginning of period		0		1,663	33,990		0	48,192		179,308

End of period		$6,804		$0	$73,029		$33,990	$25,713		$48,192

CHANGES IN UNITS OUTSTANDING:
Units issued		386		60	1,142		1,232	248		799
Units redeemed		(6)		(148)	(67)		(33)	(2,512)		(10,015)

Net increase (decrease)		380		(88)	1,075		1,199	(2,264)		(9,216)

	(1) For the period December 6, 2016 to December 31, 2016. (2) For the period January 1, 2015 to September 2, 2015. (3) For the period May 5, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS
	ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO			T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND
	2016	2015		2016	2016	2015
				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$16,909	$3,830	$		$189	$228
Net realized gain (loss) on investments	176,240	225,343		44	(930)	2,301
Change in net unrealized appreciation (depreciation) on investments	(1,121)	(354,543)		196	1,418	(9,702)

Increase (decrease) in net assets resulting from operations	192,028	(125,370)		240	677	(7,173)

CONTRACT TRANSACTIONS:
Purchase payments received	11,750	26,411			6,124	6,312
Transfers for contract benefits and terminations	(26,681)	(15,338)		(197)	(1,324)	(1,325)
Net transfers	595	8,144		66,554	(9,475)	2,081
Contract maintenance charges	(292)	(358)		(13)	(17)	(20)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(14,628)	18,859		66,344	(4,692)	7,048

Total increase (decrease) in net assets	177,400	(106,511)		66,584	(4,015)	(125)

NET ASSETS:
Beginning of period	946,349	1,052,860		0	41,360	41,485

End of period	$1,123,749	$946,349		$66,584	$37,345	$41,360

CHANGES IN UNITS OUTSTANDING:
Units issued	1,583	2,869		10,806	177	198
Units redeemed	(2,480)	(1,621)		(4,441)	(293)	(36)

Net increase (decrease)	(897)	1,248		6,365	(116)	162

	(1) For the period September 14, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2016 AND 2015

	INVESTMENT DIVISIONS

	VAN ECK VIP GLOBAL HARD ASSETS FUND
	2016	2015

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,231	$179
Net realized gain (loss) on investments	(116,145)	(29,334)
Change in net unrealized appreciation (depreciation) on investments	385,479	(232,643)

Increase (decrease) in net assets resulting from operations	272,565	(261,798)

CONTRACT TRANSACTIONS:
Purchase payments received	262	16
Transfers for contract benefits and terminations	(10,238)	(64,443)
Net transfers	(229,374)	424,014
Contract maintenance charges	(237)	(192)
Other, net		(2,409)

Increase (decrease) in net assets resulting from contract transactions	(239,587)	356,986

Total increase (decrease) in net assets	32,978	95,188

NET ASSETS:
Beginning of period	718,560	623,372

End of period	$751,538	$718,560

CHANGES IN UNITS OUTSTANDING:
Units issued	600	10,003
Units redeemed	(5,536)	(2,340)

Net increase (decrease)	(4,936)	7,663

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2016

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The COLI VUL-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. It is a funding vehicle for variable life insurance policies. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

The balance in the Neuberger Berman AMT Mid Cap Growth Portfolio Class S was the result of a November 6, 2015 fund merger whereby the Neuberger Berman AMT Small Cap Growth Portfolio Class S merged into Neuberger Berman AMT Mid Cap Growth Portfolio Class S. The surviving fund had not been included in the 2015 prospectus filing. A sticker filing describing the name change of the sub-account was filed with the SEC on February 12, 2016 and a letter was sent to the contract owner describing the sub-account change. The contract owner sold the shares in the Neuberger Berman AMT Mid Cap Growth Portfolio Class S on August 30, 2016 and the investment option was closed.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2016, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no transfers between Levels 1 and 2 during the year.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

Application of Recent Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU No. 2015-07”). The update required assets using net asset value (“NAV”) as a practical expedient to be excluded from the fair value hierarchy table.

The update is effective for interim and annual periods beginning after December 15, 2016. The Series Account adopted ASU No. 2015-07 for its fiscal year beginning January 1, 2016. The adoption of this ASU did not have a material effect on the Series Account’s financial position or results of operations.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 were as follows:

Investment Division		Purchases		Sales
Alger Small Cap Growth Portfolio	$	92,860	$	58,258
American Century Investments VP Capital Appreciation Fund		22,385		16,100
American Century Investments VP Income & Growth Fund		457		7,063
American Century Investments VP Inflation Protection Fund		438,357		687
American Century Investments VP International Fund		8,158		2,921
American Century Investments VP Value Fund		440,186		119,289
American Funds IS Global Small Capitalization Fund		15,911		42,687
American Funds IS Growth Fund		538,613		608,199
American Funds IS International Fund		229,009		33,943
American Funds IS New World Fund		109,418		38,728
Columbia Variable Portfolio - Small Cap Value Fund		73,459		172,476
Davis Financial Portfolio		1,103		2,930
Davis Value Portfolio		74,472		70,622
Delaware VIP Small Cap Value Series		7,794		145
Deutsche Core Equity VIP		11,653		373
Deutsche Global Small Cap Growth VIP		70,012		10,463
Deutsche High Income VIP		21,560		671
Deutsche Large Cap Value VIP		167,928		39,145
Deutsche Small Cap Index VIP		444,256		343,322
Deutsche Small Mid Cap Value VIP		319,356		507,631
Dreyfus Stock Index Fund, Inc.		2,400,065		2,177,052
Dreyfus VIF International Equity Portfolio		10,343		21,277
Federated High Income Bond Fund II		1,663		437
Federated Kaufmann Fund II		27,908		1,895
Fidelity VIP Contrafund Portfolio		389,053		301,866
Fidelity VIP Growth Portfolio		228,541		80,483
Fidelity VIP Investment Grade Bond Portfolio		229,017		95,873
Fidelity VIP Mid Cap Portfolio		202,770		188,287
Goldman Sachs VIT Mid Cap Value Fund		10,397		57
Great-West Aggressive Profile I Fund		329,454		102,682
Great-West Ariel Mid Cap Value Fund		23,951		132,766
Great-West Bond Index Fund		244,640		104,693
Great-West Conservative Profile I Fund		209,131		161,995
Great-West Federated Bond Fund		2,427,148		8,141
Great-West Goldman Sachs Mid Cap Value Fund		720		-
Great-West Government Money Market Fund		7,640,115		5,243,651
Great-West International Index Fund		11,700		23,411
Great-West Lifetime 2015 Fund		234,128		9,233
Great-West Lifetime 2015 Fund II		26,503		167,535
Great-West Lifetime 2025 Fund		903,618		9,594
Great-West Lifetime 2025 Fund II		123,299		551,717

Investment Division		Purchases		Sales
Great-West Lifetime 2030 Fund	$	94,477	$	-
Great-West Lifetime 2035 Fund		249,129		3,147
Great-West Lifetime 2035 Fund II		34,470		147,211
Great-West Lifetime 2040 Fund		87,520		2,132
Great-West Lifetime 2045 Fund		136,992		3,321
Great-West Lifetime 2045 Fund II		5,895		83,204
Great-West Lifetime 2055 Fund		54,547		452
Great-West Lifetime 2055 Fund II		1,423		35,240
Great-West Loomis Sayles Bond Fund		248,442		149,409
Great-West Loomis Sayles Small Cap Value Fund		186,270		120,201
Great-West MFS International Value Fund		470,950		2,055,225
Great-West Moderate Profile I Fund		117,691		99,367
Great-West Moderately Aggressive Profile I Fund		20,163		4,392
Great-West Moderately Conservative Profile I Fund		23,892		15,939
Great-West Multi-Manager Large Cap Growth Fund		38,068		9,867
Great-West S&P Mid Cap 400® Index Fund		151,964		80,500
Great-West S&P Small Cap 600® Index Fund		111,085		3,432
Great-West Short Duration Bond Fund		1,357,811		221,249
Great-West Small Cap Growth Fund		13,295		103,644
Great-West T. Rowe Price Equity Income Fund		186,825		801,375
Great-West T. Rowe Price Mid Cap Growth Fund		940,850		653,504
Great-West Templeton Global Bond Fund		285,182		276,802
Great-West U. S. Government Mortgage Securities Fund		613,148		805,709
Invesco V.I. Core Equity Fund		25,188		9,220
Invesco V.I. Global Health Care Fund		53,118		26,873
Invesco V.I. Global Real Estate Fund		163,867		53,561
Invesco V.I. International Growth Fund		417,161		454,642
Invesco V.I. Mid Cap Core Equity Fund		200,712		134,118
Invesco V.I. Technology Fund		56,261		48,101
Janus Aspen Balanced Portfolio		886,394		613,509
Janus Aspen Flexible Bond Portfolio		458,292		3,289,699
Janus Aspen Forty Portfolio		2,471,346		956,436
Janus Aspen Global Research Portfolio		109,297		55,615
Janus Aspen Global Technology Portfolio		35,257		1,698
Janus Aspen Overseas Portfolio		6,741		17,165
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio		1,912		-
Lord Abbett Series Developing Growth Portfolio		20,959		96
MFS VIT Value Series		176,555		1,130
Neuberger Berman AMT Guardian Portfolio		28,515		16,363
Neuberger Berman AMT Large Cap Value Portfolio		1,286		6,150
Neuberger Berman AMT Mid Cap Growth Portfolio Class I		11,954		17,629
Neuberger Berman AMT Mid Cap Growth Portfolio Class S		16,746		32,899
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio		88,809		109,094
Neuberger Berman AMT Socially Responsive Portfolio		7,598		678
Oppenheimer Main Street Small Cap Fund/VA		243,801		14,569
PIMCO VIT High Yield Portfolio		46,471		70,638
PIMCO VIT Low Duration Portfolio		2,580,142		111,315
PIMCO VIT Real Return Portfolio		122,451		655,490
PIMCO VIT Total Return Portfolio		329,897		3,425,320
Pioneer Real Estate Shares VCT Portfolio		2,445		-
Putnam VT Equity Income Fund		86,190		59,949
Putnam VT High Yield Fund		155,486		99,713

Investment Division		Purchases		Sales
Putnam VT International Growth Fund	$	6,840	$	106
Putnam VT Multi-Cap Value Fund		37,922		834
Royce Capital Fund - Micro-Cap Portfolio		2,986		30,055
Royce Capital Fund - Small-Cap Portfolio		224,978		37,580
T. Rowe Price Blue Chip Growth Portfolio		111,714		45,370
Van Eck VIP Emerging Markets Fund		6,131		10,429
Van Eck VIP Global Hard Assets Fund		32,749		269,105

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant’s account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Partial Surrenders

The Company deducts from each participant’s account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant’s account a maximum fee of $100 for each change of death benefit option. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Transfer Fees

The Company deducts from each participant’s account a fee of $10 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Service Charge

The Company deducts from each participant’s account an amount equal to a maximum of $10 per month. This charge compensates the Company for certain administrative costs and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from each participant’s account equal to an annual rate that will not exceed 0.90% annually. Currently, the charge is 0.28% for Policy Years 1 through 20 and 0.10% thereafter. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. These charges are recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment received. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Supplemental Benefit Charges

The Company deducts from each participant’s account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

Effective October 2012, all bands have been merged into one band for reporting purposes. The Series Account was moved to a new recordkeeping system which allows mortality and expense risk charges to be tracked at the plan level. As a result, it is no longer necessary to use multiple expense bands to capture the range of mortality and expense risks being charged to the Series Account.

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
ALGER SMALL CAP GROWTH PORTFOLIO (Effective date 05/12/2009)
2016	3		$126.82	to	$126.82	$	339	0.00%	0.00%	to	0.00%	6.24%		to	6.24%
2015	3		$119.36	to	$119.36	$	327	0.00%	0.00%	to	0.00%	(3.32	) %	to	(3.32	) %
2014	3		$123.46	to	$123.46	$	404	0.00%	0.00%	to	0.00%	0.43%		to	0.43%
2013	4		$122.93	to	$122.93	$	446	0.00%	0.00%	to	0.00%	34.23%		to	34.23%
2012	1		$91.58	to	$91.58	$	135	0.00%	0.00%	to	0.25%	12.09%		to	12.09%
AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND (Effective date 04/24/2014)
2016	10		$11.47	to	$11.47	$	119	0.00%	0.00%	to	0.00%	3.23%		to	3.23%
2015	11		$11.11	to	$11.11	$	120	0.00%	0.00%	to	0.00%	1.93%		to	1.93%
2014	10		$10.90	to	$10.90	$	114	0.00%	0.00%	to	0.00%	9.00%		to	9.00%
AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND
2016	0	*	$20.20	to	$20.20	$	7	2.33%	0.00%	to	0.00%	13.49%		to	13.49%
2015	1		$17.77	to	$17.77	$	13	2.01%	0.00%	to	0.00%	(5.63	) %	to	(5.63	) %
2014	1		$18.84	to	$18.84	$	22	2.01%	0.00%	to	0.00%	12.54%		to	12.54%
2013	2		$16.74	to	$16.74	$	25	2.20%	0.00%	to	0.00%	35.77%		to	35.77%
2012	2		$12.33	to	$12.33	$	23	1.19%	0.00%	to	0.25%	14.29%		to	14.29%
AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND (Effective date 05/01/2015)
2016	43		$10.05	to	$10.05	$	433	0.72%	0.00%	to	0.00%	4.39%		to	4.39%
AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND
2016	5		$11.01	to	$11.01	$	50	0.98%	0.00%	to	0.00%	(5.49	) %	to	(5.49	) %
2015	4		$11.65	to	$11.65	$	48	0.77%	0.00%	to	0.00%	0.75%		to	0.75%
2014	48		$11.57	to	$11.57	$	555	1.63%	0.00%	to	0.00%	(5.47	) %	to	(5.47	) %
2013	45		$12.24	to	$12.24	$	556	1.73%	0.00%	to	0.00%	22.40%		to	22.40%
2012	49		$10.00	to	$10.00	$	493	0.45%	0.00%	to	0.25%	18.91%		to	18.91%
AMERICAN CENTURY INVESTMENTS VP VALUE FUND
2016	13		$40.35	to	$40.35	$	511	1.74%	0.00%	to	0.00%	20.48%		to	20.48%
2015	3		$33.49	to	$33.49	$	108	1.64%	0.00%	to	0.00%	(3.88	) %	to	(3.88	) %
2014	23		$34.84	to	$34.84	$	817	1.54%	0.00%	to	0.00%	13.08%		to	13.08%
2013	23		$30.81	to	$30.81	$	719	1.66%	0.00%	to	0.00%	31.72%		to	31.72%
2012	25		$23.39	to	$23.39	$	578	1.10%	0.00%	to	0.40%	13.81%		to	13.92%
AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND (Effective date 05/05/2008)
2016	3		$12.73	to	$12.73	$	42	0.21%	0.00%	to	0.00%	2.09%		to	2.09%
2015	6		$12.47	to	$12.47	$	78	0.00%	0.00%	to	0.00%	0.27%		to	0.27%
2014	12		$12.43	to	$12.43	$	144	0.13%	0.00%	to	0.00%	2.05%		to	2.05%
2013	9		$12.18	to	$12.18	$	114	0.84%	0.00%	to	0.00%	28.35%		to	28.35%
2012	9		$9.49	to	$9.49	$	88	0.68%	0.00%	to	0.40%	16.68%		to	16.98%
AMERICAN FUNDS IS GROWTH FUND (Effective date 05/05/2008)
2016	106		$19.10	to	$19.10	$	2,017	0.71%	0.00%	to	0.00%	9.49%		to	9.49%
2015	121		$17.44	to	$17.44	$	2,105	0.62%	0.00%	to	0.00%	6.85%		to	6.85%
2014	121		$16.32	to	$16.32	$	1,975	0.73%	0.00%	to	0.00%	8.51%		to	8.51%
2013	155		$15.04	to	$15.04	$	2,332	0.79%	0.00%	to	0.00%	30.10%		to	30.10%
2012	251		$11.56	to	$11.56	$	2,908	0.47%	0.00%	to	0.40%	16.78%		to	16.89%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
AMERICAN FUNDS IS INTERNATIONAL FUND (Effective date 05/05/2008)
2016	135		$10.93	to	$10.93	$	1,475	1.47%	0.00%	to	0.00%	3.53%		to	3.53%
2015	130		$10.55	to	$10.55	$	1,370	1.48%	0.00%	to	0.00%	(4.53	) %	to	(4.53	) %
2014	155		$11.05	to	$11.05	$	1,715	1.39%	0.00%	to	0.00%	(2.73	) %	to	(2.73	) %
2013	164		$11.36	to	$11.36	$	1,860	1.40%	0.00%	to	0.00%	21.63%		to	21.63%
2012	174		$9.34	to	$9.34	$	1,626	1.48%	0.00%	to	0.40%	16.38%		to	16.47%
AMERICAN FUNDS IS NEW WORLD FUND (Effective date 04/24/2009)
2016	76		$17.64	to	$17.64	$	1,336	0.81%	0.00%	to	0.00%	5.26%		to	5.26%
2015	72		$16.76	to	$16.76	$	1,210	0.64%	0.00%	to	0.00%	(3.14	) %	to	(3.14	) %
2014	56		$17.30	to	$17.30	$	967	1.01%	0.00%	to	0.00%	(7.88	) %	to	(7.88	) %
2013	52		$18.78	to	$18.78	$	983	1.51%	0.00%	to	0.00%	11.39%		to	11.39%
2012	18		$16.86	to	$16.86	$	307	0.66%	0.00%	to	0.40%	16.40%		to	16.57%
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (Effective date 05/12/2009)
2016	4		$28.83	to	$28.83	$	120	0.72%	0.00%	to	0.00%	33.05%		to	33.05%
2015	10		$21.67	to	$21.67	$	206	0.86%	0.00%	to	0.00%	(6.12	) %	to	(6.12	) %
2014	11		$23.08	to	$23.08	$	248	0.63%	0.00%	to	0.00%	3.27%		to	3.27%
2013	12		$22.35	to	$22.35	$	271	1.03%	0.00%	to	0.00%	34.23%		to	34.23%
2012	13		$16.65	to	$16.65	$	223	0.24%	0.00%	to	0.40%	10.15%		to	10.25%
DAVIS FINANCIAL PORTFOLIO (Effective date 05/02/2005)
2016	0	*	$20.18	to	$20.18	$	6	0.85%	0.00%	to	0.00%	14.25%		to	14.25%
2015	0	*	$17.66	to	$17.66	$	7	0.74%	0.00%	to	0.00%	2.00%		to	2.00%
2014	1		$17.30	to	$17.30	$	11	1.08%	0.00%	to	0.00%	12.78%		to	12.78%
2013	2		$15.34	to	$15.34	$	32	0.61%	0.00%	to	0.00%	31.22%		to	31.22%
2012	3		$11.69	to	$11.69	$	30	1.05%	0.00%	to	0.25%	17.25%		to	17.25%
DAVIS VALUE PORTFOLIO (Effective date 05/02/2005)
2016	16		$20.57	to	$20.57	$	338	1.21%	0.00%	to	0.00%	11.88%		to	11.88%
2015	19		$18.39	to	$18.39	$	348	0.77%	0.00%	to	0.00%	1.60%		to	1.60%
2014	20		$18.10	to	$18.10	$	371	0.94%	0.00%	to	0.00%	6.03%		to	6.03%
2013	17		$17.07	to	$17.07	$	294	0.87%	0.00%	to	0.00%	33.46%		to	33.46%
2012	21		$12.79	to	$12.79	$	272	1.02%	0.00%	to	0.40%	11.94%		to	12.10%
DELAWARE VIP SMALL CAP VALUE SERIES (Effective date 05/01/2014)
2016	1		$12.79	to	$12.79	$	14	0.73%	0.00%	to	0.00%	31.07%		to	31.07%
2015	0	*	$9.77	to	$9.77	$	5	0.00%	0.00%	to	0.00%	(6.46	) %	to	(6.46	) %
DEUTSCHE CORE EQUITY VIP (Effective date 04/25/2007)
2016	1		$18.74	to	$18.74	$	14	1.45%	0.00%	to	0.00%	10.48%		to	10.48%
2015	0	*	$16.96	to	$16.96	$	2	0.00%	0.00%	to	0.00%	5.24%		to	5.24%
DEUTSCHE GLOBAL SMALL CAP VIP (Effective date 05/02/2005)
2016	5		$20.84	to	$20.84	$	109	0.39%	0.00%	to	0.00%	1.57%		to	1.57%
2015	3		$20.52	to	$20.52	$	55	0.94%	0.00%	to	0.00%	1.16%		to	1.16%
2014	2		$20.28	to	$20.28	$	47	0.82%	0.00%	to	0.00%	(4.11	) %	to	(4.11	) %
2013	4		$21.15	to	$21.15	$	80	0.61%	0.00%	to	0.00%	35.93%		to	35.93%
2012	5		$15.56	to	$15.56	$	71	0.37%	0.00%	to	0.40%	14.50%		to	14.63%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)							(a)			(b)
DEUTSCHE HIGH INCOME VIP (Effective date 04/25/2007)
2016	3	$17.09	to	$17.09	$	46	5.09%	0.00%	to	0.00%	12.87%		to	12.87%
2015	1	$15.14	to	$15.14	$	22	4.92%	0.00%	to	0.00%	(4.44	) %	to	(4.44	) %
2014	6	$15.84	to	$15.84	$	93	6.21%	0.00%	to	0.00%	1.47%		to	1.47%
2013	5	$15.61	to	$15.61	$	80	6.73%	0.00%	to	0.00%	7.88%		to	7.88%
2012	4	$14.47	to	$14.47	$	57	0.00%	0.00%	to	0.40%	14.41%		to	14.41%
DEUTSCHE LARGE CAP VALUE VIP (Effective date 05/02/2005)
2016	24	$13.13	to	$13.13	$	311	1.10%	0.00%	to	0.00%	(4.38	) %	to	(4.38	) %
2015	15	$13.73	to	$13.73	$	204	1.26%	0.00%	to	0.00%	(6.87	) %	to	(6.87	) %
2014	6	$14.74	to	$14.74	$	96	0.26%	0.00%	to	0.00%	10.66%		to	10.66%
2013	11	$13.32	to	$13.32	$	146	1.75%	0.00%	to	0.00%	30.97%		to	30.97%
2012	17	$10.17	to	$10.17	$	172	0.67%	0.00%	to	0.40%	2.72%		to	3.92%
DEUTSCHE SMALL CAP INDEX VIP (Effective date 04/25/2007)
2016	144	$21.40	to	$21.40	$	3,089	1.07%	0.00%	to	0.00%	21.03%		to	21.03%
2015	151	$17.68	to	$17.68	$	2,673	0.98%	0.00%	to	0.00%	(4.60	) %	to	(4.60	) %
2014	147	$18.53	to	$18.53	$	2,730	0.89%	0.00%	to	0.00%	4.75%		to	4.75%
2013	140	$17.69	to	$17.69	$	2,481	1.62%	0.00%	to	0.00%	38.64%		to	38.64%
2012	19	$12.76	to	$12.76	$	248	0.28%	0.00%	to	0.40%	15.17%		to	15.41%
DEUTSCHE SMALL MID CAP VALUE VIP (Effective date 05/01/2006)
2016	64	$23.95	to	$23.95	$	1,544	0.60%	0.00%	to	0.00%	16.89%		to	16.89%
2015	81	$20.49	to	$20.49	$	1,666	0.29%	0.00%	to	0.00%	(1.91	) %	to	(1.91	) %
2014	80	$20.89	to	$20.89	$	1,678	0.78%	0.00%	to	0.00%	5.56%		to	5.56%
2013	92	$19.79	to	$19.79	$	1,817	1.07%	0.00%	to	0.00%	35.18%		to	35.18%
2012	100	$14.64	to	$14.64	$	1,463	0.64%	0.00%	to	0.40%	13.09%		to	13.29%
DREYFUS STOCK INDEX FUND, INC
2016	1,044	$20.34	to	$20.34	$	21,227	2.02%	0.00%	to	0.00%	11.71%		to	11.71%
2015	1,089	$18.20	to	$18.20	$	19,827	1.84%	0.00%	to	0.00%	1.11%		to	1.11%
2014	1,089	$18.01	to	$18.01	$	19,606	1.76%	0.00%	to	0.00%	13.48%		to	13.48%
2013	1,125	$15.87	to	$15.87	$	17,859	1.90%	0.00%	to	0.00%	32.03%		to	32.03%
2012	322	$12.02	to	$12.02	$	3,870	1.12%	0.00%	to	0.40%	15.21%		to	15.26%
DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
2016	5	$18.75	to	$18.75	$	85	0.94%	0.00%	to	0.00%	(5.54	) %	to	(5.54	) %
2015	5	$19.85	to	$19.85	$	102	3.27%	0.00%	to	0.00%	1.37%		to	1.37%
2014	5	$19.58	to	$19.58	$	97	2.37%	0.00%	to	0.00%	(2.64	) %	to	(2.64	) %
2013	6	$20.11	to	$20.11	$	126	0.99%	0.00%	to	0.00%	17.74%		to	17.74%
2012	2	$17.08	to	$17.08	$	39	0.30%	0.00%	to	0.40%	21.11%		to	21.31%
FEDERATED HIGH INCOME BOND FUND II
2016	1	$28.58	to	$28.58	$	29	6.14%	0.00%	to	0.00%	14.82%		to	14.82%
2015	1	$24.90	to	$24.90	$	25	5.59%	0.00%	to	0.00%	(2.57	) %	to	(2.57	) %
2014	1	$25.55	to	$25.55	$	26	5.95%	0.00%	to	0.00%	2.69%		to	2.69%
2013	1	$24.88	to	$24.88	$	27	8.99%	0.00%	to	0.00%	7.01%		to	7.01%
2012	2	$23.25	to	$23.25	$	46	4.15%	0.00%	to	0.25%	14.00%		to	14.00%
FEDERATED KAUFMANN FUND II (Effective date 03/08/2010)
2016	3	$20.00	to	$20.00	$	65	0.00%	0.00%	to	0.00%	3.66%		to	3.66%
2015	2	$19.29	to	$19.29	$	38	0.00%	0.00%	to	0.00%	6.37%		to	6.37%
2014	1	$18.14	to	$18.14	$	22	0.00%	0.00%	to	0.00%	9.74%		to	9.74%
2013	2	$16.53	to	$16.53	$	29	0.00%	0.00%	to	0.00%	40.08%		to	40.08%
2012	3	$11.80	to	$11.80	$	33	0.00%	0.00%	to	0.25%	16.73%		to	16.73%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)							(a)			(b)
FIDELITY VIP CONTRAFUND PORTFOLIO
2016	81	$28.87	to	$28.87	$	2,336	0.62%	0.00%	to	0.00%	7.73%		to	7.73%
2015	85	$26.80	to	$26.80	$	2,268	0.73%	0.00%	to	0.00%	0.42%		to	0.42%
2014	113	$26.69	to	$26.69	$	3,018	0.75%	0.00%	to	0.00%	11.67%		to	11.67%
2013	126	$23.90	to	$23.90	$	3,022	0.84%	0.00%	to	0.00%	30.96%		to	30.96%
2012	186	$18.25	to	$18.25	$	3,392	0.74%	0.00%	to	0.40%	15.68%		to	15.83%
FIDELITY VIP GROWTH PORTFOLIO
2016	55	$17.27	to	$17.27	$	952	0.00%	0.00%	to	0.00%	0.55%		to	0.55%
2015	51	$17.18	to	$17.18	$	883	0.03%	0.00%	to	0.00%	6.90%		to	6.90%
2014	81	$16.07	to	$16.07	$	1,306	0.00%	0.00%	to	0.00%	10.98%		to	10.98%
2013	69	$14.48	to	$14.48	$	996	0.04%	0.00%	to	0.00%	36.09%		to	36.09%
2012	81	$10.64	to	$10.64	$	859	0.17%	0.00%	to	0.25%	14.62%		to	14.62%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2016	38	$20.88	to	$20.88	$	793	2.27%	0.00%	to	0.00%	4.48%		to	4.48%
2015	32	$19.99	to	$19.99	$	644	2.05%	0.00%	to	0.00%	(0.85	) %	to	(0.85	) %
2014	40	$20.16	to	$20.16	$	810	2.04%	0.00%	to	0.00%	5.66%		to	5.66%
2013	31	$19.08	to	$19.08	$	588	1.89%	0.00%	to	0.00%	(2.10	) %	to	(2.10	) %
2012	31	$19.49	to	$19.49	$	613	1.27%	0.00%	to	0.25%	5.31%		to	5.31%
FIDELITY VIP MID CAP PORTFOLIO
2016	21	$45.71	to	$45.71	$	965	0.33%	0.00%	to	0.00%	11.92%		to	11.92%
2015	22	$40.85	to	$40.85	$	903	0.25%	0.00%	to	0.00%	(1.63	) %	to	(1.63	) %
2014	20	$41.52	to	$41.52	$	851	0.02%	0.00%	to	0.00%	6.03%		to	6.03%
2013	23	$39.16	to	$39.16	$	895	0.27%	0.00%	to	0.00%	35.88%		to	35.88%
2012	58	$28.82	to	$28.82	$	1,678	0.17%	0.00%	to	0.40%	13.73%		to	13.79%
GOLDMAN SACHS VIT MID CAP VALUE FUND (Effective date 05/01/2013)
2016	1	$13.79	to	$13.79	$	10	1.28%	0.00%	to	0.00%	13.53%		to	13.53%
GREAT-WEST AGGRESSIVE PROFILE I FUND
2016	22	$23.35	to	$23.35	$	513	2.44%	0.00%	to	0.00%	10.76%		to	10.76%
2015	14	$21.09	to	$21.09	$	293	1.41%	0.00%	to	0.00%	(0.74	) %	to	(0.74	) %
2014	43	$21.24	to	$21.24	$	921	3.57%	0.00%	to	0.00%	8.15%		to	8.15%
2013	23	$19.64	to	$19.64	$	453	1.81%	0.00%	to	0.00%	28.79%		to	28.79%
2012	26	$15.25	to	$15.25	$	402	0.34%	0.00%	to	0.40%	15.48%		to	15.63%
GREAT-WEST ARIEL MID CAP VALUE FUND
2016	13	$45.47	to	$45.47	$	596	1.42%	0.00%	to	0.00%	13.05%		to	13.05%
2015	16	$40.22	to	$40.22	$	643	1.06%	0.00%	to	0.00%	(6.10	) %	to	(6.10	) %
2014	25	$42.83	to	$42.83	$	1,067	1.67%	0.00%	to	0.00%	7.80%		to	7.80%
2013	33	$39.73	to	$39.73	$	1,302	4.32%	0.00%	to	0.00%	47.53%		to	47.53%
2012	10	$26.93	to	$26.93	$	277	0.62%	0.00%	to	0.25%	18.66%		to	18.66%
GREAT-WEST BOND INDEX FUND (Effective date 04/24/2009)
2016	142	$13.86	to	$13.86	$	1,963	0.96%	0.00%	to	0.00%	1.94%		to	1.94%
2015	133	$13.59	to	$13.59	$	1,814	1.61%	0.00%	to	0.00%	0.24%		to	0.24%
2014	140	$13.56	to	$13.56	$	1,892	2.13%	0.00%	to	0.00%	5.77%		to	5.77%
2013	137	$12.82	to	$12.82	$	1,757	1.93%	0.00%	to	0.00%	(2.38	) %	to	(2.38	) %
GREAT-WEST CONSERVATIVE PROFILE I FUND
2016	16	$22.49	to	$22.49	$	369	1.71%	0.00%	to	0.00%	6.13%		to	6.13%
2015	15	$21.19	to	$21.19	$	314	2.19%	0.00%	to	0.00%	(1.12	) %	to	(1.12	) %
2014	28	$21.43	to	$21.43	$	597	3.02%	0.00%	to	0.00%	4.95%		to	4.95%
2013	22	$20.42	to	$20.42	$	446	2.22%	0.00%	to	0.00%	7.53%		to	7.53%
2012	23	$18.99	to	$18.99	$	441	1.43%	0.00%	to	0.40%	8.46%		to	8.62%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
GREAT-WEST FEDERATED BOND FUND (Effective date 04/24/2009)
2016	168		$14.02	to	$14.02	$	2,349	3.06%	0.00%	to	0.00%	4.70%		to	4.70%
2015	0	*	$13.40	to	$13.40	$	6	3.65%	0.00%	to	0.00%	(1.17	) %	to	(1.17	) %
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND (Effective date 05/01/2015)
2016	0	*	$11.24	to	$11.24	$	1	1.56%	0.00%	to	0.00%	20.29%		to	20.29%
GREAT-WEST GOVERNMENT MONEY MARKET FUND
2016	1,015		$13.01	to	$13.01	$	13,203	0.00%	0.00%	to	0.00%	0.00%		to	0.00%
2015	830		$13.01	to	$13.01	$	10,807	0.00%	0.00%	to	0.00%	0.00%		to	0.00%
2014	749		$13.01	to	$13.01	$	9,740	0.00%	0.00%	to	0.00%	0.00%		to	0.00%
2013	727		$13.01	to	$13.01	$	9,459	0.00%	0.00%	to	0.00%	0.00%		to	0.00%
2012	747		$13.01	to	$13.01	$	9,725	0.00%	0.00%	to	0.40%	(0.32	) %	to	(0.18	) %
GREAT-WEST INTERNATIONAL INDEX FUND (Effective date 05/01/2013)
2016	0	*	$10.39	to	$10.39	$	4	0.34%	0.00%	to	0.00%	0.66%		to	0.66%
2015	1		$10.32	to	$10.32	$	15	1.22%	0.00%	to	0.00%	(1.08	) %	to	(1.08	) %
2014	1		$10.43	to	$10.43	$	8	1.59%	0.00%	to	0.00%	(6.21	) %	to	(6.21	) %
GREAT-WEST LIFETIME 2015 FUND (Effective date 04/21/2016)
2016	22		$10.43	to	$10.43	$	227	2.01%	0.00%	to	0.00%	4.29%		to	4.29%
GREAT-WEST LIFETIME 2025 FUND (Effective date 04/21/2016)
2016	86		$10.51	to	$10.51	$	901	2.20%	0.00%	to	0.00%	5.06%		to	5.06%
GREAT-WEST LIFETIME 2030 FUND (Effective date 04/29/2016)
2016	9		$10.61	to	$10.61	$	93	1.18%	0.00%	to	0.00%	6.11%		to	6.11%
GREAT-WEST LIFETIME 2035 FUND (Effective date 04/21/2016)
2016	23		$10.60	to	$10.60	$	249	2.11%	0.00%	to	0.00%	5.96%		to	5.96%
GREAT-WEST LIFETIME 2040 FUND (Effective date 04/29/2016)
2016	8		$10.71	to	$10.71	$	88	2.39%	0.00%	to	0.00%	7.09%		to	7.09%
GREAT-WEST LIFETIME 2045 FUND (Effective date 04/21/2016)
2016	13		$10.63	to	$10.63	$	138	1.82%	0.00%	to	0.00%	6.29%		to	6.29%
GREAT-WEST LIFETIME 2055 FUND (Effective date 04/21/2016)
2016	5		$10.62	to	$10.62	$	56	1.71%	0.00%	to	0.00%	6.21%		to	6.21%
GREAT-WEST LOOMIS SAYLES BOND FUND
2016	21		$36.91	to	$36.91	$	790	2.33%	0.00%	to	0.00%	11.38%		to	11.38%
2015	19		$33.14	to	$33.14	$	639	1.34%	0.00%	to	0.00%	(6.55	) %	to	(6.55	) %
2014	69		$35.46	to	$35.46	$	2,444	3.89%	0.00%	to	0.00%	3.44%		to	3.44%
2013	71		$34.28	to	$34.28	$	2,420	3.46%	0.00%	to	0.00%	8.04%		to	8.04%
2012	126		$31.73	to	$31.73	$	3,995	3.16%	0.00%	to	0.40%	15.14%		to	15.21%
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
2016	19		$38.17	to	$38.17	$	735	0.08%	0.00%	to	0.00%	25.83%		to	25.83%
2015	17		$30.34	to	$30.34	$	525	0.23%	0.00%	to	0.00%	(3.47	) %	to	(3.47	) %
2014	20		$31.42	to	$31.42	$	629	0.94%	0.00%	to	0.00%	4.84%		to	4.84%
2013	18		$29.97	to	$29.97	$	537	0.63%	0.00%	to	0.00%	34.88%		to	34.88%
2012	36		$22.22	to	$22.22	$	810	0.45%	0.00%	to	0.40%	15.04%		to	15.22%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
GREAT-WEST MFS INTERNATIONAL VALUE FUND (Effective date 04/25/2007)
2016	328		$10.88	to	$10.88	$	3,567	0.57%	0.00%	to	0.00%	3.88%		to	3.88%
2015	480		$10.48	to	$10.48	$	5,028	0.87%	0.00%	to	0.00%	6.45%		to	6.45%
2014	379		$9.84	to	$9.84	$	3,727	0.93%	0.00%	to	0.00%	0.92%		to	0.92%
2013	359		$9.75	to	$9.75	$	3,500	2.61%	0.00%	to	0.00%	28.12%		to	28.12%
2012	100		$7.61	to	$7.61	$	765	0.89%	0.00%	to	0.40%	15.75%		to	15.96%
GREAT-WEST MODERATE PROFILE I FUND
2016	12		$23.40	to	$23.40	$	271	1.57%	0.00%	to	0.00%	8.18%		to	8.18%
2015	11		$21.63	to	$21.63	$	245	2.31%	0.00%	to	0.00%	(0.93	) %	to	(0.93	) %
2014	12		$21.83	to	$21.83	$	262	3.26%	0.00%	to	0.00%	6.38%		to	6.38%
2013	11		$20.52	to	$20.52	$	235	3.45%	0.00%	to	0.00%	16.19%		to	16.19%
2012	12		$17.66	to	$17.66	$	213	0.86%	0.00%	to	0.40%	11.51%		to	11.59%
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
2016	3		$23.33	to	$23.33	$	66	2.24%	0.00%	to	0.00%	9.11%		to	9.11%
2015	2		$21.38	to	$21.38	$	50	2.24%	0.00%	to	0.00%	(0.77	) %	to	(0.77	) %
2014	4		$21.55	to	$21.55	$	92	2.23%	0.00%	to	0.00%	6.84%		to	6.84%
2013	12		$20.17	to	$20.17	$	237	1.75%	0.00%	to	0.00%	20.42%		to	20.42%
2012	11		$16.75	to	$16.75	$	186	0.55%	0.00%	to	0.40%	13.07%		to	13.21%
GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
2016	1		$22.66	to	$22.66	$	30	1.80%	0.00%	to	0.00%	7.18%		to	7.18%
2015	1		$21.16	to	$21.16	$	21	1.62%	0.00%	to	0.00%	(0.93	) %	to	(0.93	) %
2014	14		$21.34	to	$21.34	$	295	2.95%	0.00%	to	0.00%	5.59%		to	5.59%
2013	15		$20.21	to	$20.21	$	295	2.56%	0.00%	to	0.00%	11.84%		to	11.84%
2012	12		$18.07	to	$18.07	$	225	0.98%	0.00%	to	0.40%	10.00%		to	10.13%
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND (Effective date 04/24/2009)
2016	7		$24.23	to	$24.23	$	158	0.17%	0.00%	to	0.00%	1.01%		to	1.01%
2015	6		$23.99	to	$23.99	$	136	0.21%	0.00%	to	0.00%	6.41%		to	6.41%
2014	4		$22.55	to	$22.55	$	90	0.66%	0.00%	to	0.00%	12.30%		to	12.30%
2013	6		$20.08	to	$20.08	$	113	1.78%	0.00%	to	0.00%	28.88%		to	28.88%
2012	5		$15.58	to	$15.58	$	83	0.16%	0.00%	to	0.40%	19.65%		to	19.65%
GREAT-WEST S&P MID CAP 400® INDEX FUND (Effective date 05/01/2013)
2016	28		$15.10	to	$15.10	$	420	0.61%	0.00%	to	0.00%	19.96%		to	19.96%
2015	24		$12.59	to	$12.59	$	300	1.65%	0.00%	to	0.00%	(2.77	) %	to	(2.77	) %
2014	0	*	$12.92	to	$12.92	$	2	1.39%	0.00%	to	0.00%	9.19%		to	9.19%
GREAT-WEST S&P SMALL CAP 600® INDEX FUND (Effective date 02/29/2016)
2016	10		$13.28	to	$13.28	$	129	1.00%	0.00%	to	0.00%	32.77%		to	32.77%
GREAT-WEST SHORT DURATION BOND FUND (Effective date 04/25/2007)
2016	527		$13.74	to	$13.74	$	7,238	1.52%	0.00%	to	0.00%	1.70%		to	1.70%
2015	452		$13.51	to	$13.51	$	6,105	1.19%	0.00%	to	0.00%	0.54%		to	0.54%
2014	428		$13.44	to	$13.44	$	5,752	1.52%	0.00%	to	0.00%	0.98%		to	0.98%
2013	413		$13.31	to	$13.31	$	5,492	1.86%	0.00%	to	0.00%	1.37%		to	1.37%
2012	502		$13.13	to	$13.13	$	6,591	1.26%	0.00%	to	0.25%	4.47%		to	4.47%
GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND
2016	60		$25.43	to	$25.43	$	1,533	0.66%	0.00%	to	0.00%	18.75%		to	18.75%
2015	90		$21.42	to	$21.42	$	1,931	1.21%	0.00%	to	0.00%	(6.89	) %	to	(6.89	) %
2014	106		$23.00	to	$23.00	$	2,448	1.91%	0.00%	to	0.00%	7.38%		to	7.38%
2013	110		$21.42	to	$21.42	$	2,358	2.19%	0.00%	to	0.00%	30.05%		to	30.05%
2012	50		$16.47	to	$16.47	$	828	1.23%	0.00%	to	0.25%	16.34%		to	16.34%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31								For the year or period ended December 31
	Units						Net Assets		Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)		Income Ratio	lowest to highest			Total Return
			(a)		(b)								(a)			(b)
GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND
2016	86		$34.91	to	$34.91	$	3,009		0.06%	0.00%	to	0.00%	6.18%		to	6.18%
2015	81		$32.88	to	$32.88	$	2,670		0.02%	0.00%	to	0.00%	6.52%		to	6.52%
2014	94		$30.87	to	$30.87	$	2,906		0.73%	0.00%	to	0.00%	12.79%		to	12.79%
2013	119		$27.37	to	$27.37	$	3,248		0.06%	0.00%	to	0.00%	36.37%		to	36.37%
2012	201		$20.07	to	$20.07	$	4,028		0.41%	0.00%	to	0.40%	13.18%		to	13.24%
GREAT-WEST TEMPLETON GLOBAL BOND FUND (Effective date 05/05/2008)
2016	304		$13.97	to	$13.97	$	4,248		1.33%	0.00%	to	0.00%	2.98%		to	2.98%
2015	307		$13.57	to	$13.57	$	4,170		4.13%	0.00%	to	0.00%	(4.19	) %	to	(4.19	) %
2014	256		$14.16	to	$14.16	$	3,628		4.86%	0.00%	to	0.00%	0.14%		to	0.14%
2013	236		$14.14	to	$14.14	$	3,336		1.54%	0.00%	to	0.00%	0.57%		to	0.57%
2012	188		$14.06	to	$14.06	$	2,642		3.11%	0.00%	to	0.40%	13.97%		to	14.11%
GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
2016	178		$21.56	to	$21.56	$	3,841		1.71%	0.00%	to	0.00%	1.22%		to	1.22%
2015	190		$21.30	to	$21.30	$	4,057		2.04%	0.00%	to	0.00%	0.79%		to	0.79%
2014	192		$21.13	to	$21.13	$	4,062		2.47%	0.00%	to	0.00%	5.44%		to	5.44%
2013	193		$20.04	to	$20.04	$	3,871		2.23%	0.00%	to	0.00%	(2.05	) %	to	(2.05	) %
2012	197		$20.46	to	$20.46	$	4,030		1.72%	0.00%	to	0.25%	2.94%		to	2.94%
INVESCO V.I. CORE EQUITY FUND
2016	7		$20.82	to	$20.82	$	147		0.76%	0.00%	to	0.00%	10.26%		to	10.26%
2015	7		$18.88	to	$18.88	$	128		0.33%	0.00%	to	0.00%	(5.77	) %	to	(5.77	) %
2014	44		$20.04	to	$20.04	$	883		0.85%	0.00%	to	0.00%	8.15%		to	8.15%
2013	45		$18.53	to	$18.53	$	837		1.40%	0.00%	to	0.00%	29.22%		to	29.22%
2012	51		$14.34	to	$14.34	$	730		0.57%	0.00%	to	0.25%	13.32%		to	13.32%
INVESCO V.I. DIVERSIFIED DIVIDEND FUND (Effective date 06/15/2007)
2016	0	*	$12.70	to	$12.70	$	0	*	0.00%	0.00%	to	0.00%	14.81%		to	14.81%
2015	0	*	$11.06	to	$11.06	$	0	*	0.00%	0.00%	to	0.00%	2.07%		to	2.07%
2014	2		$10.84	to	$10.84	$	20		1.63%	0.00%	to	0.00%	12.92%		to	12.92%
2013	1		$9.60	to	$9.60	$	13		3.26%	0.00%	to	0.00%	30.97%		to	30.97%
2012	0	*	$7.33	to	$7.33	$	3		0.25%	0.00%	to	0.25%	18.10%		to	18.10%
INVESCO V.I. GLOBAL HEALTH CARE FUND
2016	4		$26.30	to	$26.30	$	112		0.00%	0.00%	to	0.00%	(11.46	) %	to	(11.46	) %
2015	4		$29.70	to	$29.70	$	115		0.00%	0.00%	to	0.00%	3.16%		to	3.16%
2014	13		$28.79	to	$28.79	$	361		0.00%	0.00%	to	0.00%	19.66%		to	19.66%
2013	3		$24.06	to	$24.06	$	74		0.76%	0.00%	to	0.00%	40.54%		to	40.54%
2012	8		$17.12	to	$17.12	$	136		0.00%	0.00%	to	0.25%	19.99%		to	19.99%
INVESCO V.I. GLOBAL REAL ESTATE FUND (Effective date 04/25/2007)
2016	43		$34.81	to	$34.81	$	1,494		1.60%	0.00%	to	0.00%	2.04%		to	2.04%
2015	41		$34.12	to	$34.12	$	1,402		3.73%	0.00%	to	0.00%	(1.48	) %	to	(1.48	) %
2014	36		$34.63	to	$34.63	$	1,242		1.61%	0.00%	to	0.00%	14.63%		to	14.63%
2013	38		$30.21	to	$30.21	$	1,146		3.94%	0.00%	to	0.00%	2.72%		to	2.72%
2012	16		$29.41	to	$29.41	$	478		0.33%	0.00%	to	0.40%	27.18%		to	27.18%
INVESCO V.I. INTERNATIONAL GROWTH FUND (Effective date 05/01/2006)
2016	191		$14.57	to	$14.57	$	2,779		1.43%	0.00%	to	0.00%	(0.45	) %	to	(0.45	) %
2015	196		$14.64	to	$14.64	$	2,873		1.61%	0.00%	to	0.00%	(2.34	) %	to	(2.34	) %
2014	164		$14.99	to	$14.99	$	2,456		1.50%	0.00%	to	0.00%	0.33%		to	0.33%
2013	200		$14.94	to	$14.94	$	2,994		1.34%	0.00%	to	0.00%	19.04%		to	19.04%
2012	79		$12.55	to	$12.55	$	989		0.55%	0.00%	to	0.40%	14.40%		to	14.58%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)							(a)			(b)
INVESCO V.I. MID CAP CORE EQUITY FUND (Effective date 04/24/2009)
2016	19	$22.12	to	$22.12	$	412	0.07%	0.00%	to	0.00%	13.43%		to	13.43%
2015	17	$19.50	to	$19.50	$	323	0.36%	0.00%	to	0.00%	(4.03	) %	to	(4.03	) %
2014	17	$20.32	to	$20.32	$	346	0.04%	0.00%	to	0.00%	4.47%		to	4.47%
2013	17	$19.45	to	$19.45	$	322	0.78%	0.00%	to	0.00%	28.81%		to	28.81%
2012	16	$15.10	to	$15.10	$	240	0.03%	0.00%	to	0.40%	10.36%		to	10.40%
INVESCO V.I. TECHNOLOGY FUND
2016	9	$18.30	to	$18.30	$	171	0.00%	0.00%	to	0.00%	(0.75	) %	to	(0.75	) %
2015	9	$18.44	to	$18.44	$	171	0.00%	0.00%	to	0.00%	6.81%		to	6.81%
2014	28	$17.26	to	$17.26	$	485	0.00%	0.00%	to	0.00%	11.07%		to	11.07%
2013	4	$15.54	to	$15.54	$	66	0.00%	0.00%	to	0.00%	25.12%		to	25.12%
2012	6	$12.42	to	$12.42	$	77	0.00%	0.00%	to	0.25%	11.84%		to	11.84%
JANUS ASPEN BALANCED PORTFOLIO
2016	46	$25.94	to	$25.94	$	1,183	2.26%	0.00%	to	0.00%	4.61%		to	4.61%
2015	37	$24.80	to	$24.80	$	910	1.67%	0.00%	to	0.00%	0.62%		to	0.62%
2014	48	$24.64	to	$24.64	$	1,177	1.69%	0.00%	to	0.00%	8.50%		to	8.50%
2013	45	$22.71	to	$22.71	$	1,030	2.30%	0.00%	to	0.00%	20.16%		to	20.16%
2012	41	$18.90	to	$18.90	$	773	1.88%	0.00%	to	0.40%	12.99%		to	13.08%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2016	77	$25.68	to	$25.68	$	1,989	2.55%	0.00%	to	0.00%	2.47%		to	2.47%
2015	189	$25.06	to	$25.06	$	4,725	2.16%	0.00%	to	0.00%	0.22%		to	0.22%
2014	233	$25.00	to	$25.00	$	5,830	3.61%	0.00%	to	0.00%	4.91%		to	4.91%
2013	209	$23.83	to	$23.83	$	4,989	4.17%	0.00%	to	0.00%	(0.13	) %	to	(0.13	) %
2012	259	$23.86	to	$23.86	$	6,178	2.18%	0.00%	to	0.40%	7.80%		to	7.92%
JANUS ASPEN FORTY PORTFOLIO
2016	94	$34.26	to	$34.26	$	3,231	0.00%	0.00%	to	0.00%	2.20%		to	2.20%
2015	55	$33.52	to	$33.52	$	1,855	0.68%	0.00%	to	0.00%	12.22%		to	12.22%
2014	27	$29.87	to	$29.87	$	801	0.17%	0.00%	to	0.00%	8.74%		to	8.74%
2013	30	$27.47	to	$27.47	$	814	0.65%	0.00%	to	0.00%	31.18%		to	31.18%
2012	67	$20.94	to	$20.94	$	1,408	0.49%	0.00%	to	0.40%	23.72%		to	23.79%
JANUS ASPEN GLOBAL RESEARCH PORTFOLIO
2016	56	$10.93	to	$10.93	$	615	1.10%	0.00%	to	0.00%	2.06%		to	2.06%
2015	51	$10.71	to	$10.71	$	550	0.50%	0.00%	to	0.00%	(2.29	) %	to	(2.29	) %
2014	75	$10.96	to	$10.96	$	826	1.21%	0.00%	to	0.00%	7.45%		to	7.45%
2013	31	$10.20	to	$10.20	$	314	1.07%	0.00%	to	0.00%	28.46%		to	28.46%
2012	32	$7.94	to	$7.94	$	254	0.41%	0.00%	to	0.25%	18.46%		to	18.46%
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO (Effective date 05/05/2008)
2016	4	$28.67	to	$28.67	$	114	0.19%	0.00%	to	0.00%	14.21%		to	14.21%
2015	3	$25.10	to	$25.10	$	73	0.80%	0.00%	to	0.00%	4.85%		to	4.85%
2014	3	$23.93	to	$23.93	$	71	0.00%	0.00%	to	0.00%	9.57%		to	9.57%
2013	3	$21.84	to	$21.84	$	59	0.00%	0.00%	to	0.00%	35.82%		to	35.82%
2012	3	$16.08	to	$16.08	$	54	0.00%	0.00%	to	0.40%	19.26%		to	19.37%
JANUS ASPEN OVERSEAS PORTFOLIO (Effective date 05/01/2006)
2016	3	$22.17	to	$22.17	$	56	4.48%	0.00%	to	0.00%	(6.45	) %	to	(6.45	) %
2015	3	$23.70	to	$23.70	$	76	0.42%	0.00%	to	0.00%	(8.59	) %	to	(8.59	) %
2014	7	$25.93	to	$25.93	$	188	5.82%	0.00%	to	0.00%	(11.86	) %	to	(11.86	) %
2013	7	$29.42	to	$29.42	$	209	2.70%	0.00%	to	0.00%	14.56%		to	14.56%
2012	103	$25.68	to	$25.68	$	2,648	0.40%	0.00%	to	0.40%	12.22%		to	12.38%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO (Effective date 05/01/2015)
2016	0	*	$10.23	to	$10.23	$	2	0.00%	0.00%	to	0.00%	12.02%		to	12.02%
LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO (Effective date 05/01/2015)
2016	2		$8.54	to	$8.54	$	21	0.00%	0.00%	to	0.00%	(2.61	) %	to	(2.61	) %
MFS VIT VALUE SERIES (Effective date 05/01/2015)
2016	15		$11.11	to	$11.11	$	170	3.25%	0.00%	to	0.00%	14.08%		to	14.08%
NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
2016	6		$24.47	to	$24.47	$	149	0.55%	0.00%	to	0.00%	8.73%		to	8.73%
2015	7		$22.50	to	$22.50	$	153	0.73%	0.00%	to	0.00%	(4.97	) %	to	(4.97	) %
2014	5		$23.68	to	$23.68	$	128	0.46%	0.00%	to	0.00%	9.02%		to	9.02%
2013	5		$21.72	to	$21.72	$	105	0.55%	0.00%	to	0.00%	38.87%		to	38.87%
2012	110		$15.64	to	$15.64	$	1,723	0.16%	0.00%	to	0.25%	11.86%		to	11.86%
NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
2016	1		$24.86	to	$24.86	$	14	0.70%	0.00%	to	0.00%	27.37%		to	27.37%
2015	1		$19.51	to	$19.51	$	17	0.70%	0.00%	to	0.00%	(11.80	) %	to	(11.80	) %
2014	1		$22.11	to	$22.11	$	26	0.71%	0.00%	to	0.00%	9.89%		to	9.89%
2013	1		$20.12	to	$20.12	$	29	0.30%	0.00%	to	0.00%	31.07%		to	31.07%
2012	97		$15.35	to	$15.35	$	1,483	0.24%	0.00%	to	0.25%	15.51%		to	15.51%
NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I
2016	12		$19.23	to	$19.23	$	237	0.00%	0.00%	to	0.00%	4.39%		to	4.39%
2015	13		$18.42	to	$18.42	$	244	0.00%	0.00%	to	0.00%	1.28%		to	1.28%
2014	12		$18.18	to	$18.18	$	210	0.00%	0.00%	to	0.00%	7.57%		to	7.57%
2013	17		$16.90	to	$16.90	$	283	0.00%	0.00%	to	0.00%	32.55%		to	32.55%
2012	21		$12.75	to	$12.75	$	263	0.00%	0.00%	to	0.25%	12.27%		to	12.27%
NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO (Effective date 05/01/2006)
2016	32		$22.36	to	$22.36	$	712	0.67%	0.00%	to	0.00%	16.17%		to	16.17%
2015	36		$19.24	to	$19.24	$	688	0.75%	0.00%	to	0.00%	(8.34	) %	to	(8.34	) %
2014	40		$21.00	to	$21.00	$	837	1.12%	0.00%	to	0.00%	13.88%		to	13.88%
2013	38		$18.44	to	$18.44	$	698	1.22%	0.00%	to	0.00%	37.00%		to	37.00%
2012	92		$13.46	to	$13.46	$	1,237	0.35%	0.00%	to	0.40%	14.75%		to	14.85%
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO (Effective date 08/20/2001)
2016	0		$28.09	to	$28.09	$	7	0.00%	0.00%	to	0.00%	9.86%		to	9.86%
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA (Effective date 05/01/2015)
2016	23		$11.04	to	$11.04	$	253	0.01%	0.00%	to	0.00%	18.05%		to	18.05%
2015	0	*	$9.36	to	$9.36	$	2	0.00%	0.00%	to	0.00%	(6.46	) %	to	(6.46	) %
PIMCO VIT HIGH YIELD PORTFOLIO
2016	21		$22.58	to	$22.58	$	483	5.22%	0.00%	to	0.00%	12.44%		to	12.44%
2015	24		$20.08	to	$20.08	$	476	5.27%	0.00%	to	0.00%	(1.64	) %	to	(1.64	) %
2014	21		$20.42	to	$20.42	$	432	5.29%	0.00%	to	0.00%	3.34%		to	3.34%
2013	23		$19.76	to	$19.76	$	450	5.45%	0.00%	to	0.00%	5.72%		to	5.72%
2012	24		$18.69	to	$18.69	$	455	2.77%	0.00%	to	0.40%	13.51%		to	13.69%
PIMCO VIT LOW DURATION PORTFOLIO
2016	326		$14.92	to	$14.92	$	4,862	1.44%	0.00%	to	0.00%	1.41%		to	1.41%
2015	163		$14.71	to	$14.71	$	2,400	3.35%	0.00%	to	0.00%	0.31%		to	0.31%
2014	186		$14.67	to	$14.67	$	2,735	1.12%	0.00%	to	0.00%	0.89%		to	0.89%
2013	295		$14.54	to	$14.54	$	4,290	1.46%	0.00%	to	0.00%	(0.14	) %	to	(0.14	) %
2012	491		$14.56	to	$14.56	$	7,144	1.01%	0.00%	to	0.40%	5.36%		to	5.52%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units						Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)			(b)
PIMCO VIT REAL RETURN PORTFOLIO
2016	36		$17.02	to	$17.02	$	619	2.27%	0.00%	to	0.00%	5.19%		to	5.19%
2015	69		$16.18	to	$16.18	$	1,115	4.66%	0.00%	to	0.00%	(2.71	) %	to	(2.71	) %
2014	53		$16.63	to	$16.63	$	880	1.44%	0.00%	to	0.00%	3.10%		to	3.10%
2013	74		$16.13	to	$16.13	$	1,196	1.70%	0.00%	to	0.00%	(9.23	) %	to	(9.23	) %
2012	66		$17.77	to	$17.77	$	1,181	0.71%	0.00%	to	0.40%	8.25%		to	8.33%
PIMCO VIT TOTAL RETURN PORTFOLIO
2016	185		$18.73	to	$18.73	$	3,456	2.14%	0.00%	to	0.00%	2.68%		to	2.68%
2015	352		$18.24	to	$18.24	$	6,428	4.80%	0.00%	to	0.00%	0.45%		to	0.45%
2014	461		$18.16	to	$18.16	$	8,372	2.21%	0.00%	to	0.00%	4.31%		to	4.31%
2013	484		$17.41	to	$17.41	$	8,425	2.21%	0.00%	to	0.00%	(1.97	) %	to	(1.97	) %
2012	465		$17.76	to	$17.76	$	8,250	1.42%	0.00%	to	0.40%	9.02%		to	9.16%
PIONEER REAL ESTATE SHARES VCT PORTFOLIO (Effective date 04/29/2016)
2016	0	*	$10.38	to	$10.38	$	2	1.07%	0.00%	to	0.00%	3.61%		to	3.61%
PUTNAM VT EQUITY INCOME FUND (Effective date 04/24/2009)
2016	11		$30.11	to	$30.11	$	333	1.91%	0.00%	to	0.00%	13.96%		to	13.96%
2015	10		$26.42	to	$26.42	$	276	1.69%	0.00%	to	0.00%	(2.79	) %	to	(2.79	) %
2014	9		$27.18	to	$27.18	$	235	1.80%	0.00%	to	0.00%	12.97%		to	12.97%
2013	9		$24.06	to	$24.06	$	225	2.02%	0.00%	to	0.00%	32.71%		to	32.71%
2012	9		$18.13	to	$18.13	$	169	1.32%	0.00%	to	0.40%	18.24%		to	18.32%
PUTNAM VT HIGH YIELD FUND (Effective date 04/24/2009)
2016	29		$21.78	to	$21.78	$	623	6.12%	0.00%	to	0.00%	15.66%		to	15.66%
2015	28		$18.83	to	$18.83	$	520	2.01%	0.00%	to	0.00%	(5.14	) %	to	(5.14	) %
2014	5		$19.86	to	$19.86	$	93	6.17%	0.00%	to	0.00%	1.95%		to	1.95%
2013	6		$19.48	to	$19.48	$	118	7.01%	0.00%	to	0.00%	8.10%		to	8.10%
2012	4		$18.02	to	$18.02	$	74	2.79%	0.00%	to	0.40%	15.68%		to	15.69%
PUTNAM VT INTERNATIONAL GROWTH FUND (Effective date 04/24/2009)
2016	0	*	$17.91	to	$17.91	$	7	0.00%	0.00%	to	0.00%	(6.47	) %	to	(6.47	) %
PUTNAM VT MULTI-CAP VALUE FUND (Effective date 04/24/2009)
2016	2		$32.11	to	$32.11	$	73	0.69%	0.00%	to	0.00%	13.23%		to	13.23%
2015	1		$28.35	to	$28.35	$	34	0.00%	0.00%	to	0.00%	(4.06	) %	to	(4.06	) %
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO (Effective date 05/01/2006)
2016	2		$14.05	to	$14.05	$	26	0.39%	0.00%	to	0.00%	19.37%		to	19.37%
2015	4		$11.77	to	$11.77	$	48	0.00%	0.00%	to	0.00%	(12.61	) %	to	(12.61	) %
2014	13		$13.47	to	$13.47	$	179	0.00%	0.00%	to	0.00%	(3.85	) %	to	(3.85	) %
2013	16		$14.01	to	$14.01	$	226	0.33%	0.00%	to	0.00%	20.67%		to	20.67%
2012	42		$11.61	to	$11.61	$	492	0.00%	0.00%	to	0.40%	6.55%		to	6.59%
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO (Effective date 05/01/2006)
2016	60		$18.87	to	$18.87	$	1,124	1.70%	0.00%	to	0.00%	20.54%		to	20.54%
2015	60		$15.65	to	$15.65	$	946	0.38%	0.00%	to	0.00%	(11.97	) %	to	(11.97	) %
2014	59		$17.78	to	$17.78	$	1,053	0.00%	0.00%	to	0.00%	2.89%		to	2.89%
2013	60		$17.28	to	$17.28	$	1,042	0.93%	0.00%	to	0.00%	34.47%		to	34.47%
2012	69		$12.85	to	$12.85	$	882	0.01%	0.00%	to	0.40%	11.61%		to	11.79%
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO (Effective date 05/01/2015)
2016	6		$10.46	to	$10.46	$	67	0.00%	0.00%	to	0.00%	0.53%		to	0.53%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value				(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)							(a)			(b)
VAN ECK VIP EMERGING MARKETS FUND (Effective date 05/05/2008)
2016	1	$35.20	to	$35.20	$	37	0.44%	0.00%	to	0.00%	0.10%		to	0.10%
2015	1	$35.14	to	$35.14	$	41	0.51%	0.00%	to	0.00%	(13.99	) %	to	(13.99	) %
2014	1	$40.87	to	$40.87	$	41	0.44%	0.00%	to	0.00%	(0.41	) %	to	(0.41	) %
2013	1	$41.04	to	$41.04	$	33	1.18%	0.00%	to	0.00%	12.04%		to	12.04%
2012	1	$36.63	to	$36.63	$	22	0.00%	0.00%	to	0.40%	27.07%		to	27.07%
VAN ECK VIP GLOBAL HARD ASSETS FUND (Effective date 05/05/2008)
2016	13	$56.95	to	$56.95	$	752	0.43%	0.00%	to	0.00%	43.71%		to	43.71%
2015	18	$39.63	to	$39.63	$	719	0.03%	0.00%	to	0.00%	(33.45	) %	to	(33.45	) %
2014	10	$59.54	to	$59.54	$	623	0.09%	0.00%	to	0.00%	(19.11	) %	to	(19.11	) %
2013	9	$73.61	to	$73.61	$	641	0.64%	0.00%	to	0.00%	10.56%		to	10.56%
2012	3	$66.58	to	$66.58	$	173	0.35%	0.00%	to	0.40%	2.55%		to	2.67%

* The Investment Division has units and/or assets that round to less than   $1,000 or 1,000 units.

(a) The amounts in these columns are associated with the highest Expense Ratio.

(b) The amounts in these columns are associated with the lowest Expense Ratio.

(Concluded)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

COLI VUL-2 Series Account

and the Board of Directors of

Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as listed in Appendix A as of December 31, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights in Note 4 for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the mutual fund companies; where replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company as listed in Appendix A as of December 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

April 7, 2017

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A

ALGER SMALL CAP GROWTH PORTFOLIO

AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND

AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND

AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND

AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND

AMERICAN CENTURY INVESTMENTS VP ULTRA FUND

AMERICAN CENTURY INVESTMENTS VP VALUE FUND

AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND

AMERICAN FUNDS IS GROWTH FUND

AMERICAN FUNDS IS INTERNATIONAL FUND

AMERICAN FUNDS IS NEW WORLD FUND

COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND

DAVIS FINANCIAL PORTFOLIO

DAVIS VALUE PORTFOLIO

DELEWARE VIP SMALL CAP VALUE SERIES

DEUTSCHE CORE EQUITY VIP

DEUTSCHE GLOBAL SMALL CAP VIP

DEUTSCHE HIGH INCOME VIP

DEUTSCHE LARGE CAP VALUE VIP

DEUTSCHE SMALL CAP INDEX VIP

DEUTSCHE SMALL MID CAP VALUE VIP

DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO

DREYFUS STOCK INDEX FUND, INC

DREYFUS VIF APPRECIATION PORTFOLIO

DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO

FEDERATED HIGH INCOME BOND FUND II

FEDERATED KAUFMANN FUND II

FIDELITY VIP CONTRAFUND PORTFOLIO

FIDELITY VIP GROWTH PORTFOLIO

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO

FIDELITY VIP MID CAP PORTFOLIO

GOLDMAN SACHS VIT MID CAP VALUE FUND

GREAT-WEST AGGRESSIVE PROFILE I FUND

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A (Continued)

GREAT-WEST ARIEL MID CAP VALUE FUND

GREAT-WEST BOND INDEX FUND

GREAT-WEST CONSERVATIVE PROFILE I FUND

GREAT-WEST FEDERATED BOND FUND

GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND

GREAT-WEST GOVERNMENT MONEY MARKET FUND

GREAT-WEST INTERNATIONAL INDEX FUND

GREAT-WEST LIFETIME 2015 FUND

GREAT-WEST LIFETIME 2015 FUND II

GREAT-WEST LIFETIME 2025 FUND

GREAT-WEST LIFETIME 2025 FUND II

GREAT-WEST LIFETIME 2030 FUND

GREAT-WEST LIFETIME 2035 FUND

GREAT-WEST LIFETIME 2035 FUND II

GREAT-WEST LIFETIME 2040 FUND

GREAT-WEST LIFETIME 2045 FUND

GREAT-WEST LIFETIME 2045 FUND II

GREAT-WEST LIFETIME 2055 FUND

GREAT-WEST LIFETIME 2055 FUND II

GREAT-WEST LOOMIS SAYLES BOND FUND

GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND

GREAT-WEST MFS INTERNATIONAL VALUE FUND

GREAT-WEST MODERATE PROFILE I FUND

GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND

GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND

GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

GREAT-WEST S&P MID CAP 400® INDEX FUND

GREAT-WEST S&P SMALL CAP 600® INDEX FUND

GREAT-WEST SHORT DURATION BOND FUND

GREAT-WEST SMALL CAP GROWTH FUND

GREAT-WEST T. ROWE PRICE EQUITY INCOME FUND

GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND

GREAT-WEST TEMPLETON GLOBAL BOND FUND

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A (Continued)

GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

INVESCO V.I. CORE EQUITY FUND

INVESCO V.I. DIVERSIFIED DIVIDEND FUND

INVESCO V.I. GLOBAL HEALTH CARE FUND

INVESCO V.I. GLOBAL REAL ESTATE FUND

INVESCO V.I. INTERNATIONAL GROWTH FUND

INVESCO V.I. MID CAP CORE EQUITY FUND

INVESCO V.I. TECHNOLOGY FUND

JANUS ASPEN BALANCED PORTFOLIO

JANUS ASPEN FLEXIBLE BOND PORTFOLIO

JANUS ASPEN FORTY PORTFOLIO

JANUS ASPEN GLOBAL RESEARCH PORTFOLIO

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

JANUS ASPEN OVERSEAS PORTFOLIO

JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO

LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO

MFS VIT VALUE SERIES

NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO

NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO

NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I

NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS S

NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO

NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO

NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PIMCO VIT HIGH YIELD PORTFOLIO

PIMCO VIT LOW DURATION PORTFOLIO

PIMCO VIT REAL RETURN PORTFOLIO

PIMCO VIT TOTAL RETURN PORTFOLIO

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

PUTNAM VT EQUITY INCOME FUND

PUTNAM VT HIGH YIELD FUND

PUTNAM VT INTERNATIONAL GROWTH FUND

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A (Concluded)

PUTNAM VT MULTI-CAP VALUE FUND

ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO

ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO

T.ROWE PRICE BLUE CHIP GROWTH PORTFOLIO

VAN ECK VIP EMERGING MARKETS FUND

VAN ECK VIP GLOBAL HARD ASSETS FUND

PART C: OTHER INFORMATION

Item 26.	Exhibits

(a)

Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to Registrant’s Initial Registration on Form N-6 filed on July 12,2007. (File No. 333-144503).

	(b)	Custodian Agreements. None.

(c)

Underwriting Contracts. Copy of underwriting contract between First Great-West Life & Annuity Insurance Company (“First Great-West”) (now known as Great-West Life & Annuity Insurance Company of New York (“Great-West of New York”)) and GWFS Equities, Inc. is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

	(d)	Policies.

1)

Specimen Policy (Form J355NYr1-CSO) is incorporated by reference to Registrant’s Post- Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 19, 2008 (File No. 333-144503).

		2)	Specimen Change of Insured Rider is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

3)

Specimen Term Life Insurance Rider (Form J355NYrider-CSO) is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 19, 2008 (File No. 333-144503).

4)

Fixed Account Endorsement (Form J379NY) is incorporated by reference to Registrant’s Post- Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 19, 2008 (File No. 333-144503).

5)

Specimen Policy Endorsement (Form NY-J801) is incorporated by reference to Registrant’s Post- Effective Amendment No. 10 to Registration Statement on Form N-6 as filed on September 27, 2012 (File No. 333-144503).

6)

Name Change Endorsement (Form J495ny) is incorporated by reference to Registrant’s Post- Effective Amendment No. 10 to Registration Statement on Form N-6 as filed on September 27, 2012 (File No. 333-144503).

7)

Specimen Policy (Form J355rev3-ny) is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to Registration Statement on Form N-6 as filed on February 28, 2014 (File No. 333-144503).

	(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007 (File No. 333-144503).

	(f)	1)	Depositor’s Charter. The Charter of Depositor is incorporated by reference to Registrant’s Post- Effective Amendment No. 14 on Form N-6 as filed on April 29, 2015 (File Nos. 333-144503 and 811-22091).

		2)	Bylaws of Depositor. The Bylaws of Depositor are incorporated by reference to Registrant’s Post-Effective Amendment No. 14 on Form N-6 as filed on April 29, 2015 (File Nos. 333-144503 and 811-22091).

	(g)	Reinsurance Contracts.

1)

Automatic YRT Reinsurance Agreement Effective October 1, 2008 between Great-West and The Canada Life Assurance Company, Amendment 1 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 and Amendment 2 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6

on April 25, 2011 (File No. 333-146241).

2)

Automatic/Facultative YRT Guaranteed Issue and Fully Underwritten Reinsurance Agreement between Great-West and RGA Reinsurance Company effective May 1, 2010 is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great- West of New York on Form N-6 on April 25, 2011 (File No. 333-146241).

3)

Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and SCOR Global Life U.S. Re Insurance Company effective May 1, 2010 is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 25, 2011 (File No. 333-146241).

4)

Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and Hannover Life Reassurance Company of America effective May 1, 2010 is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 25, 2011 (File No. 333-146241).

(h)	Participation Agreements.

1)

Participation Agreement among Great-West of New York, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated April 30, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 1 to Form N-6 filed on April 25, 2008. (File No. 333-144503).

2)

Amendment No. 1 to Participation Agreement among First Great-West (now known as Great- West of New York), AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc. dated November 15, 2007 is incorporated by reference to Registrant’s Post Effective Amendment No. 1 to Form N-6 filed on April 25, 2008. (File No. 333-144503).

3)

Fund Participation Agreement among Great-West Life & Annuity Insurance Company (“Great- West”), American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

4)

First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

5)

Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated May 1, 2002, incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

6)

Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 29, 2005 (File No. 333-70963).

7)

Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), American Century Investment Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-146241).

8)

Fund Participation Agreement between Great-West, First Great-West (now known as Great-West of New York), American Funds Insurance Series and Capital Research and Management Company, dated January 28, 2008 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post-Effective Amendment No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

	9)	Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 29, 2005 (File No. 333-70963).

10)

First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-146241).

11)

Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great- West on Form S-6 filed on April 24, 2002 (File No. 333-70963).

12)

Amendment to Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great-West to Form S-6 filed on April 24, 2002 (File No. 333-70963).

13)

Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

14)

Second Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 29, 2005 (File No. 333-70963).

15)

Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

16)

Fourth Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to the Initial Registration Statement of to the COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-146241).

17)

Fund Participation Agreement among First Great-West (now known as Great- West of New York), Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance Products Fund V, dated September 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007 (File No. 333-146241).

18)

Participation Agreement among Janus Aspen Series, Janus Distributors, LLC, and First-Great- West (now known as Great-West of New York), dated December 18, 2008 is incorporated by reference to Registrant’s Post Effective Amendment No. 1 to Form N-6 filed on April 25, 2008. (File No. 333-144503).

19)

Agreement between Great-West and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) is incorporated by reference to Post-Effective Amendment No. 13 the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

20)

First Amendment to Agreement between Great-West, Maxim Series Fund (now known as Great- West Funds, Inc.) and First Great-West(now known as Great- West of New York), dated November 1, 2007 is incorporated by reference to Pre- Effective Amendment No. 1 to the Registration Statement of COLI

VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

21)

Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great-West Form S-6 filed on April 24, 2002 (File No. 333-70963).

22)

Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

23)

Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Post- Effective Amendment No. 10 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on May 3, 2004 (File No. 333-70963).

24)

First Amendment to Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First-Great-West (now known as Great-West of New York) dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

25)

Fund Participation among Great-West, First Great-West (now known as Great- West of New York), Putnam Variable Insurance Trust and Putnam Retail Management Limited Partnership, dated April 30, 2008, is incorporated by reference to COLI VUL-2 Series Account of Great- West’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 filed on September 30, 2008. (File No. 333-70963).

26)

Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post-Effective Amendment No. 14 to Form N-6 on April 30, 2007 (File No. 333-70963).

27)

Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investment VIT Funds (formerly Scudder Investment VIT Funds), Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

28)

First Amendment to Fund Participation Agreement among Great West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investment VIT Funds (formerly Scudder Investment VIT Funds), Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-146241).

29)

Second Amendment to Fund Participation Agreement among Great West, First Great-West (now known as Great-West of New York), DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investment VIT Funds (formerly Scudder Investment VIT Funds); Deutsche Investment Management Americas, Inc., and DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-146241).

30)

Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Great-West and First Great-West (now known as Great-West of New York) dated October 11, 2007 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post Effective Amendment No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

31)

Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

32)

Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

33)

Second Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

34)

Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated April 25, 2013 is incorporated by reference to Post Effective Amendment No. 27 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 26, 2013 (File No. 333-70963).

35)

Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), MFS Variable Insurance Trust I (now known as MFS Variable Insurance Trust), MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc., dated April 1, 2011, is filed herewith.

(i)	Administrative Contracts. None.

(j)

Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(k)

Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(l)

Actuarial Opinion. Opinion of an actuarial officer of First Great-West (now known as Great- West of New York) with respect to the illustrations is incorporated by reference to Registrant’s Initial Statement on Form N-6 filed on July 12, 2007 (File No. 333-144503).

(m)	Calculation: Not Applicable

(n)	Consents.

	1)	Legal Consent of Carlton Fields Jorden Burt, P.A. is filed herewith.

	2)	Written consents of Deloitte & Touche LLP are filed herewith.

(o)	Omitted Financial Statements: None

(p)	Initial Capital Agreements. None

(q)	Redeemability Exemption. None.

(r)	Powers of Attorney for Messrs. Bernbach, A. Desmarais, P. Desmarais, Jr., Katz, Orr, Ryan, Jr., Selitto and Walsh are filed herewith:

Item 27. Directors and Officers of the Depositor.

Name	Principal Business Address	Positions and Offices with Depositor

R.J. Orr	(4)	Chairman of the Board

M.D. Alazraki	Manatt, Phelps & Phillips, LLP 7 Times Square, 23rd Floor New York, NY 10036	Director

J.L. Bernbach	32 East 57th Street, 10th Floor New York, New York 10022	Director

A.R. Desmarais	(4)	Director

P.G. Desmarais, Jr.	(4)	Director

S.Z. Katz	Fried Frank Harris Shriver & Jacobson 400 E. 57th Street, 19-E New York, NY 10022	Director

T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director

J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director

B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director

A.S. Bolotin	(2)	President and Chief Executive Officer

E.F. Murphy, III	(2)	President, Empower Retirement

D.L. Musto	(2)	President, Great-West Investments

R.K. Shaw	(2)	President, Individual Markets

E.P. Friesen	(2)	Chief Investment Officer, General Account

K.I. Schindler	(3)	Chief Compliance Officer

R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary

W.S. Harmon	(2)	Head of Core Markets

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

D.G. McLeod	(2)	Senior Vice President, Product Management

S.M. Gile	(2)	Vice President, Individual Markets

K.T. Ledwos	(2)	Vice President and Actuary

R.L. Logsdon	(3)	Associate General Counsel & Associate Secretary

B.P. Morris	(2)	Regional Vice President, 401(k)

D.S. Muhlhauser	(2)	Vice President, Internal Audit

K.S. Roe	(2)	Vice President and Treasurer

K. Noble	(3)	Secretary, Audit Committee

Name	Principal Business Address	Positions and Offices with Depositor

F. Peurye	(2)	Vice President, Taxation

B.R. Hudson	(3)	Senior Counsel and Associate Secretary

D.C. Larsen	(3)	Senior Counsel and Assistant Secretary

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)	8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 28. Person Controlled by or Under Common Control with the Depositor or the Registrant.

The Registrant is a separate account of Great-West Life & Annuity Insurance Company of New York, a stock life insurance company organized under the laws of the State of New Y ark (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set out below.

Organizational Chart – December 31, 2016

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
59.22% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2016 414,461,536 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 903,009,256.

Pansolo Holding Inc. owns directly 48,363,392 SVS and 48,638,392 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 534,747,312 or 59.22% of the total voting rights attached to the shares of PCC.

II. OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:

A. Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (40% owned by Great-West Life & Annuity Insurance Capital, LP)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (40% owned by Great-West Life & Annuity Insurance Capital, LP II)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC II (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II)
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

2

100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Singer Collateral Trust V
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Securities, LLC

B. Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
95.84% - Putnam Investments, LLC (4.16% owned by Putnam senior management)
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam Holdings, LLC
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
82.02% - PanAgora Asset Management, Inc. (16.08% owned by Nippon Life Insurance Company, 3% non voting by management)
100.0% - Putnam GP Inc.

3

1.0% - TH Lee Putnam Equity Managers LP (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, L.L.C.
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - Putnam Mortgage Opportunities Company
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings LLC
100.0% - Putnam Investments Canada ULC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited

C. The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60.0% owned by GWL&A Financial Inc.)
1.0% - Great-West Life & Annuity Insurance Capital, LP II (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60.0% owned by GWL&A Financial Inc.)
100.0% - 2171866 Ontario Inc
1.0% - Great-West Lifeco Finance (Delaware) LP II (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)

4

100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc.
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust

5

70.0% - RMA Realty Holdings Corporation Ltd. (30.0% owned by London Life Insurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
69.9% - RMA Real Estate LP (30.0% owned by London Life Insurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
40.0% - PVS Preferred Vision Services Inc.
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.

 0.001% - 7420928 Manitoba limited Partnership (24.99% owned each by The Great-West Life Assurance Company, London Life Insurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada)

100.0% - 7419539 Manitoba Ltd.
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Realty Holdings Corporation Ltd. (70% owned by The Great-West Life Assurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.)
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.

6

100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.

24.99%- 7420928 Manitoba limited Partnership (24.99% limited partner interest each held by The Great-West Life Assurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
100.0% - 177545 Canada Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
10.6% - London Reinsurance Group Inc. (89.4% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)
75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)

24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and the Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited

7

100.0% - Canada Life Group Holdings Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited(78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - London Life and General Reinsurance dac
100.0% - Canada Life International Re dac
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
7.0% - Irish Association of Investment Managers CLG
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life Limited
30.45% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% Canada Life (Ireland) Limited

8

100.0% Irish Life Health dac
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Brokers Ltd.
100.0% - Cornmarket Insurance Services Limited
25.0% EIS Financial Services Limited (75.0% interest unknown)
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Savings & Investments Ltd.
100.0% - Gregan McGuiness (Life & Pensions) Ltd.
100.0% - Penpro Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
30.43% - Allianz-Irish Life Holdings plc.
100.0% - Irish Life Assurance plc.
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited

9

100.0% - Canada Life Capital Bermuda II Limited
100.0% - The Canada Life Insurance Company of Canada

24.99%- 7420928 Manitoba limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - 587443 Ontario Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Adason Properties Limited
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation

10

61.506% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0965311 B.C. Ltd.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - I.G. Investment Corp.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie Investments PTE. Ltd.
100.0% - Mackenzie U.S. Fund Management Inc.
96.94% - Investment Planning Counsel Inc. (and 3.06% owned by Management of IPC)
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
88.89% - IPC Portfolio Services Inc. (and 11.11% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
37.74% - Portag3 Ventures LP
32.8% - Springboard LP
69.7% - WealthSimple Financial Corp.
15.0% - Personal Capital Corporation

E. Pargesa Holding SA Group of Companies (European investments)

11

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
51.9% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
6.8% - Pernod Ricard (7.5% in capital)
16.9% - Umicore
20.0% - Ontex
7.5% - adidas
0.4% - LTI One
1.2% - Sagerpar
100.0% - Belgian Securities B.V.
Capital
69.6% - Imerys (53.7% in capital)
100.0% - Brussels Securities
Capital
99.6% - LTI One
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar
3.3% - Groupe Bruxelles Lambert
10.0% - GBL Participations SA
100.0% - GBL Energy S.á.r.l.
Capital
1.8% - adidas
0.7% - Total SA (1.2% in capital)
100.0% - GBL Verwaltung GmbH (in liquidation)
100.0% - GBL Finance & Treasury
90.0% - GBL Participations SA
67.4% - Serena S.á.r.l.
Capital
16.2% - SGS
100.0% - Eliott Capital

12

Capital
9.4% - LafargeHolcim
100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
100.0% - Sienna Capital S.á.r.l
Capital
10.9% - Sagard FCPR
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
26.9% - Sagard 3 Millésime 1 FPCI
29.6% - Kartesia Credit Opportunities I SCA, SICAV-SIF
22.2% - Kartesia Management SA
50.0% - Ergon Capital Partners SA
5.9% - Ergon Capital SA
42.4% - Ergon Capital Partners II SA
89.9% - Ergon Capital Partners III SA
15.1% - Mérieux Participations SAS
37.7% - Mérieux Participations 2 SAS
100.0% - PrimeStone Capital Parallel Vehicle SCS
1.7% - PrimeStone Capital Special Limited Partner SCSp
9.8% - BDT Capital Partners Fund II (INT),L.P.
100.0% - Sienna Capital International
100.0% - GBL Finance S.á.r.l
32.6% - Serena S.á.r.l
1.0% - Engie (0.6% in capital)
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG

F. Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% - Nuglif inc.
100.0% - Cyberpresse Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - Les Éditions Gesca Ltée
100.0% - Les Éditions Plus Ltée
50.0% - Workopolis

13

25.0% - Olive Média
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Pagemasters North America Inc.

G. Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
10.0% - China Asset Management Limited

H. Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - 3540529 Canada Inc.
18.75% - Société Immobiliére HMM
1.19% - Quinstreet Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
32.5% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% - MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 14 LP
100.0% - Minnesota Solar, LLC
75.0% - Paintearth Wind Project LP
75.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.

14

100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
52.0% - Eagle Creek Renewable Energy, LLC
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 9808655 Canada Inc.
100.0% - 9958363 Canada Inc.
100.0% - Sagard Holdings Participation US LP
25.0% - Sagard Holdings Inc. (non voting)
100.0% - Sagard Holdings Participation Inc.
75.0% - Sagard Holdings Inc.
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
97.3% - Vein Clinics of America
100.0% - 1069759 B.C. Unlimited Liability Company
96.7% - IntegraMed America, Inc.
50.0% - 9938982 Canada Inc.
100.0% - 9990089 Canada Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I. Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - 8677964 Canada Inc.
100.0% - 9194649 Canada Inc.

15

67.2% - Springboard L.P.
69.7% - WealthSimple Financial Corp. (67.8% equity)
100.0% - Wealthsimple Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Ltd.
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Technologies Inc.
100.0% - PFC Ventures Inc.
100.0% - Portag3 Ventures GP Inc.
24.52% - Portag3 Ventures L.P.
100.0% - 9917837 Canada Inc.
50.0% - Diagram Ventures GP Inc. (9629262 Canada Inc.)

Item 29. Indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions exist under the New York Corporate Code and the Bylaws of Great-West of New York whereby Great-West of New York may indemnify a director, officer or controlling person of Great-West of New York against any liability incurred in his or her official capacity. The following excerpts contain the substance of these provisions:

New York Business Corporation Law

Section 719. Liability of directors in certain cases

(a)

Directors of a corporation who vote for or concur in any of the following corporate actions shall be jointly and severally liable to the corporation for the benefit of its creditors or shareholders, to the extent of any injury suffered by such persons, respectively, as a result of such action:

(1)

The declaration of any dividend or other distribution to the extent that it is contrary to the provisions of paragraphs (a) and (b) of section 510 (Dividends or other distributions in cash or property).

(2)	The purchase of the shares of the corporation to the extent that it is contrary to the provisions of section 513 (Purchase or redemption by a corporation of its own shares).

(3)

The distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors under articles 10 (Non-judicial dissolution) or 11 (Judicial dissolution).

(4)	The making of any loan contrary to section 714 (Loans to directors).

(b)

A director who is present at a meeting of the board, or any committee thereof, when action specified in paragraph (a) is taken shall be presumed to have concurred in the action unless his dissent thereto shall be entered in the minutes of the meeting, or unless he shall submit his written dissent to the person acting as the secretary of the meeting before the adjournment thereof, or shall deliver or send by registered mail such dissent to the secretary of the corporation promptly after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action. A director who is absent from a meeting of the board, or any committee thereof, when such action is taken shall be presumed to have concurred in the action unless he shall deliver or send by registered mail his dissent thereto to the secretary of the corporation or shall cause such dissent to be filed with the minutes of the proceedings of the board or committee within a reasonable time after learning of such action.

(c)

Any director against whom a claim is successfully asserted under this section shall be entitled to contribution from the other directors who voted for or concurred in the action upon which the claim is asserted.

(d)	Directors against whom a claim is successfully asserted under this section shall be entitled, to the extent of the amounts paid by them to the corporation as a result of such claims:

(1)

Upon payment to the corporation of any amount of an improper dividend or distribution, to be subrogated to the rights of the corporation against shareholders who received such dividend or distribution with knowledge of facts indicating that it was not authorized by section 510, in proportion to the amounts received by them respectively.

(2)

Upon payment to the corporation of any amount of the purchase price of an improper purchase of shares, to have the corporation rescind such purchase of shares and recover for their benefit, but at their expense, the amount of such purchase price from any seller who sold such shares with knowledge of facts indicating that such purchase of shares by the corporation was not authorized by section 513.

(3)

Upon payment to the corporation of the claim of any creditor by reason of a violation of subparagraph (a)(3), to be subrogated to the rights of the corporation against shareholders who received an improper distribution of assets.

(4)	Upon payment to the corporation of the amount of any loan made contrary to section 714, to be subrogated to the rights of the corporation against a director who received the improper loan.

(e)	A director shall not be liable under this section if, in the circumstances, he performed his duty to the corporation under paragraph (a) of section 717.

(f)	This section shall not affect any liability otherwise imposed by law upon any director.

Section 720. Action against directors and officers for misconduct.

(a)	An action may be brought against one or more directors or officers of a corporation to procure a judgment for the following relief:

(1)	Subject to any provision of the certificate of incorporation authorized pursuant to paragraph (b) of section 402, to compel the defendant to account for his official conduct in the following cases:

(A)	The neglect of, or failure to perform, or other violation of his duties in the management and disposition of corporate assets committed to his charge.

(B)	The acquisition by himself, transfer to others, loss or waste of corporate assets due to any neglect of, or failure to perform, or other violation of his duties.

(C)

In the case of directors or officers of a benefit corporation organized under article seventeen of this chapter: (i) the failure to pursue the general public benefit purpose of a benefit corporation or any specific public benefit set forth in its certificate of incorporation; (ii) the failure by a benefit corporation to deliver or post an annual report as required by section seventeen hundred eight of article seventeen of this chapter; or (iii) the neglect of, or failure to perform, or other violation of his or her duties or standard of conduct under article seventeen of this chapter.

(2)	To set aside an unlawful conveyance, assignment or transfer of corporate assets, where the transferee knew of its unlawfulness.

(3)	To enjoin a proposed unlawful conveyance, assignment or transfer of corporate assets, where there is sufficient evidence that it will be made.

(b)

An action may be brought for the relief provided in this section, and in paragraph (a) of section 719 (Liability of directors in certain cases) by a corporation, or a receiver, trustee in bankruptcy, officer, director or judgment creditor thereof, or, under section 626 (Shareholders’ derivative action brought in the right of the corporation to procure a judgment in its favor), by a shareholder, voting trust certificate holder, or the owner of a beneficial interest in shares thereof.

(c)	This section shall not affect any liability otherwise imposed by law upon any director or officer.

Section 721. Nonexclusivity of statutory provisions for indemnification of directors and officers.

The indemnification and advancement of expenses granted pursuant to, or provided by, this article shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this article shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Section 722. Authorization for indemnification of directors and officers.

(a)

A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)

A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

(d)

For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Section 723. Payment of indemnification other than by court award.

(a)

A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in section 722 shall be entitled to indemnification as authorized in such section.

(b)

Except as provided in paragraph (a), any indemnification under section 722 or otherwise permitted by section 721, unless ordered by a court under section 724 (Indemnification of directors and officers by a court), shall be made by the corporation, only if authorized in the specific case:

(1)

By the board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in section 722 or established pursuant to section 721, as the case may be, or,

(2)	If a quorum under subparagraph (1) is not obtainable or, even if obtainable, a quorum of disinterested directors so directs;

(A)

By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or

(B)	By the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.

(c)

Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required by paragraph (a) of section 725.

Section 724. Indemnification of directors and officers by a court.

(a)

Notwithstanding the failure of a corporation to provide indemnification, and despite any contrary resolution of the board or of the shareholders in the specific case under section 723 (Payment of indemnification other than by court award), indemnification shall be awarded by a court to the extent authorized under section 722 (Authorization for indemnification of directors and officers), and paragraph (a) of section 723. Application therefor may be made, in every case, either:

(1)	In the civil action or proceeding in which the expenses were incurred or other amounts were paid, or

(2)

To the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.

(b)

The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the corporation. The court may also direct that notice be given at the expense of the corporation to the shareholders and such other persons as it may designate in such manner as it may require.

(c)

Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys’ fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.

Section 725. Other provisions affecting indemnification of directors and officers.

(a)

All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation under paragraph (c) of section 723 (Payment of indemnification other than by court award) or allowed by a court under paragraph (c) of section 724 (Indemnification of directors and officers by a court) shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this article, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.

(b)	No indemnification, advancement or allowance shall be made under this article in any circumstance where it appears:

(1)	That the indemnification would be inconsistent with the law of the jurisdiction of incorporation of a foreign corporation which prohibits or otherwise limits such indemnification;

(2)

That the indemnification would be inconsistent with a provision of the certificate of incorporation, a by-law, a resolution of the board or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(3)

If there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.

(c)

If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(d)

If any action with respect to indemnification of directors and officers is taken by way of amendment of the by-laws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within fifteen months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.

(e)

Any notification required to be made pursuant to the foregoing paragraph (c) or (d) of this section by any domestic mutual insurer shall be satisfied by compliance with the corresponding provisions of section one thousand two hundred sixteen of the insurance law.

(f)

The provisions of this article relating to indemnification of directors and officers and insurance therefor shall apply to domestic corporations and foreign corporations doing business in this state, except as provided in section 1320 (Exemption from certain provisions).

Section 726. Insurance for indemnification of directors and officers.

(a)	Subject to paragraph (b), a corporation shall have power to purchase and maintain insurance:

(1)	To indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this article, and

(2)	To indemnify directors and officers in instances in which they may be indemnified by the corporation under the provisions of this article, and

(3)

To indemnify directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of this article provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the superintendent of financial services, for a retention amount and for co-insurance.

(b)	No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director or officer:

(1)

if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or

(2)	in relation to any risk the insurance of which is prohibited under the insurance law of this state.

(c)	Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.

(d)

The corporation shall, within the time and to the persons provided in paragraph (c) of section 725 (Other provisions affecting indemnification of directors or officers), mail a statement in respect of any insurance it has purchased or renewed under this section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.

(e)

This section is the public policy of this state to spread the risk of corporate management, notwithstanding any other general or special law of this state or of any other jurisdiction including the federal government.

Bylaws of Great-West of New York

ARTICLE II, SECTION 11. Indemnification of Directors. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of the corporation or any member or officer of any Committee, and his or her heirs, executors, and administrators, from and against all claims, liabilities, costs, charges, and expenses whatsoever that any such Director, Officer, employee, or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him or her for or in respect of any act, deed, matter, or thing whatsoever, made, done, or permitted by him or her in or about the execution of the duties of his or her office or employment with the corporation, in or about the execution of his or her duties as a Director or Officer of another company which he or she so serves at the request and on behalf of the corporation, or in or about the execution of his or her duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges, and expenses that he or she sustains or incurs, in or about or in relation to any such duties or the affairs of the corporation, the affairs of such other company which he or she so serves or the affairs of such Committee, except such claims, liabilities, costs, charges, or expenses as are occasioned by acts or omissions which were in bad faith, involved intentional misconduct, a violation of the New York Insurance Law or a knowing violation of any other law or which resulted in such person personally gaining in fact a financial profit or other advantage to which he or she was not entitled. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of any subsidiary corporation of the corporation on the same basis and within the same constraints as described in the preceding sentence. No payment of indemnification shall be made unless notice has been filed with the Superintendent of Insurance pursuant to Section 1216 of the New York Insurance Law.

Item 30. Principal Underwriter.

(a)

GWFS Equities, Inc. is distributor of securities of the Registrant. In addition to the Registrant, GWFS Equities also serves as distributor or principal underwriter of Great-West Funds, Inc., an open-end management investment company, FutureFunds Series Account of Great-West, Maxim Series Account of Great-West, COLI VUL-2 Series Account of Great-West, COLI VUL-4 Series Account of Great-West, Trillium Variable Annuity Account of Great- West, Variable Annuity-1 Series Account of Great-West, Variable Annuity-2 Series Account of Great-West, Variable Annuity-8 Series Account of Great-West, Prestige Variable Life Account of Great- West and the Variable Annuity-1 Series Account of Great-West, and the Variable Annuity-1 Series Account of Great-West of New York, Variable Annuity-2 Series Account of Great-West of New York, and Variable Annuity-8 Series Account of Great- West of New York.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Positions and Offices with Underwriter

E.F. Murphy, III	(1)	Chairman, President, and Chief Executive Officer

D.L. Musto	(1)	Director and Executive Vice President

R.K. Shaw	(1)	Director and Executive Vice President

S.E. Jenks	(1)	Director and Executive Vice President

C.E. Waddell	(1)	Director and Senior Vice President

K.I. Schindler	(1)	Chief Compliance Officer

R.H. Linton, Jr.	(1)	Executive Vice President

W.S. Harmon	(1)	Senior Vice President

R.J. Laeyendecker	(1)	Senior Vice President

M. McCarthy	(1)	Senior Vice President

W.J. McDermott	(1)	Senior Vice President

R.L. Logsdon	(1)	Vice President, Counsel, and Secretary

R.M. Mattie	(1)	FIN OP Principal, Vice President and Treasurer

S.M. Gile	(1)	Vice President

M.J. Kavanagh	(1)	Assistant Vice President, Counsel and Associate Chief Compliance Officer

B.R. Hudson	(1)	Senior Counsel and Assistant Secretary

T.L. Luiz	(1)	Compliance Officer

(1) 8515 East Orchard Road, Greenwood Village, CO 80111

(c)	Commissions and other compensation received from the Registrant by Principal

Underwriter	during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-

Item 31. Location of Accounts and Records.

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 32. Management Services. None.

Item 33. Fee Representation.

Great-West of New York represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Great-West of New York.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on this 21st day of April, 2017.

COLI VUL 2 SERIES ACCOUNT
(Registrant)

By:	/s/ Andra S. Bolotin
Andra S. Bolotin
President and Chief Executive Officer of Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ Andra S. Bolotin
Andra S. Bolotin
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Jeffrey Orr R. Jeffrey Orr*	Chairman of the Board	April 21, 2017

/s/ Andra S. Bolotin Andra S. Bolotin	Senior Vice President and Chief Financial Officer	April 21, 2017

/s/ Kara S. Roe Kara S. Roe	Principal Accounting Officer	April 21, 2017

Marcia D. Alazraki	Director	April 21, 2017

/s/ John L. Bernbach John L. Bernbach*	Director	April 21, 2017

/s/ André R. Desmarais André R. Desmarais*	Director	April 21, 2017

/s/ Paul G. Desmarais, Jr. Paul G. Desmarais, Jr*.	Director	April 21, 2017

/s/ Stuart Z. Katz Stuart Z. Katz*	Director	April 21, 2017

/s/ T. Timothy Ryan, Jr. T. Timothy Ryan, Jr.*	Director	April 21, 2017

/s/ Jerome J. Selitto Jerome J. Selitto*	Director	April 21, 2017

/s/ Brian E. Walsh Brian E. Walsh*	Director	April 21, 2017

*By:	/s/ Ryan L. Logsdon Ryan L. Logsdon	Attorney-in-Fact pursuant to Power of Attorney	April 21, 2017